Exhibit 10.20

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

EXECUTION COPY

AMENDED AND RESTATED COLLABORATION AGREEMENT

by and between

UCYCLYD PHARMA, INC.

and

HYPERION THERAPEUTICS, INC.

Dated

March 22, 2012

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

-i-

SCHEDULES AND EXHIBITS

SCHEDULES

Schedule 1 – Index of Defined Terms

Schedule 1.18 – Distribution Agreements

Schedule 1.19 – Domain Names

Schedule 1.36 – Hyperion Marks

Schedule 1.45 – Manufacturing Agreements

Schedule 1.51 – Marketed Products Marks

Schedule 3.6.2 – Inventory

Schedule 7.2 – Payment Obligations

Schedule 7.10 – Audit and Record Keeping Requirements

Schedule 10.2 – Ucyclyd Disclosure Schedule

EXHIBITS

Exhibit 1 – Note

Exhibit 2 – Security Agreement

Exhibit 3 – Amendment to Clinical Supply Agreement

Exhibit 4 – Form of Bill of Sale

Exhibit 5 – Form of Technology Assignment Agreement

Exhibit 6 – Form of Assignment and Assumption Agreement

Exhibit 7 – Form of Press Release

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

-ii-

This AMENDED AND RESTATED COLLABORATION AGREEMENT is entered into this 22nd day of March 2012 (the “Effective Date”), by and between UCYCLYD PHARMA, INC., a Maryland corporation, with its principal place of business at 7720 N. Dobson Road, Scottsdale, Arizona, 85256 (hereinafter referred to as “Ucyclyd”) and HYPERION THERAPEUTICS, INC., a Delaware corporation, with its principal place of business at 601 Gateway Blvd., Suite 200, South San Francisco, CA 94080 (hereinafter referred to as “Hyperion”). Ucyclyd and Hyperion are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, Ucyclyd promotes, markets, and sells the pharmaceutical products commonly known in the United States as Buphenyl® and Ammonul®;

WHEREAS, pursuant to that certain Collaboration Agreement, dated August 23, 2007, as previously amended on or about November 24, 2008, June 29, 2009, and October 12, 2009 (the “Prior Collaboration Agreement”), Ucyclyd granted rights to Hyperion, exercisable in the future, to purchase certain worldwide rights to develop and commercialize Buphenyl® Products and the Ammonul® Product, as well as to develop and commercialize HPN-100 (defined below and previously referred to as GT4P in the Prior Collaboration Agreement);

WHEREAS, the Parties now desire to supersede the Prior Collaboration Agreement with (a) an Asset Purchase Agreement of even date herewith (the “APA”), under which Hyperion will purchase the rights to HPN-100 on the terms set forth therein and (b) this Amended and Restated Collaboration Agreement, under which Hyperion would have the right, exercisable in the future, to purchase certain worldwide rights to develop and commercialize Buphenyl Products and the Ammonul Product (including ***) (subject to Ucyclyd’s right to elect to retain such rights to the Ammonul Product (including ***)).

NOW, THEREFORE, in consideration of the mutual promises, covenants, and agreements set forth herein, both Parties to the Agreement agree as follows:

ARTICLE 1

DEFINITIONS

Capitalized terms used in the Agreement shall have the meanings ascribed to them in the body of the Agreement and in the attached Schedules, Exhibits, Attachments, Addenda and other documents attached hereto or as defined below. Schedule 1 contains an index of terms that are defined in the body of the Agreement or in the attached Schedules, Exhibits, Attachments, Addenda and other documents attached hereto or thereto.

1.1    “Active Moiety Product” means any product that comprises, incorporates or contains, in whole or in part, sodium phenylbutyrate or glycerol phenylbutyrate as an active pharmaceutical ingredient or any other active pharmaceutical ingredient that is, or converts to, phenylacetate.

1.2    “Affiliate” means, with respect to a Party, any person, corporation, partnership or other entity that directly or indirectly controls or is controlled by or is under common control with, such Party. For purposes of this definition, the term “control” (including, with correlative meaning, the terms “controlled by” or “under common control with”) means the actual power,

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

UCYCLYD / HYPERION ASSET PURCHASE AGREEMENT

AMENDED AND RESTATED COLLABORATION AGREEMENT

either directly or indirectly through one or more intermediaries, to direct or cause the direction of the management and policies of such entity, whether by the ownership of fifty percent (50%) or more of the voting stock of such entity, or by contract or otherwise. For purposes of this Agreement, the term “control” shall not apply to Persons that are venture capital or similar investment funds, and that acquired an ownership stake in a Party solely as a result of one or a series of bona fide private equity financings.

1.3    “Agreement” means this Amended and Restated Collaboration Agreement by and between the Parties, including all Schedules, Exhibits, Attachments, Addenda and other documents attached hereto or thereto or otherwise incorporated by reference, including the Purchase Transaction Documents (defined in subsection (b) of Section 3.5.3) when such Purchase Transaction Documents become effective in accordance with the Agreement or their respective terms.

1.4    ***

1.5    “Ammonul Product” means (a) the pharmaceutical product that Ucyclyd (directly or through its Affiliates or distributors) markets or sells in the United States pursuant to NDA 20-645 and any supplements thereto and (b) any other products that Ucyclyd (directly or through its Affiliates or distributors) markets or sells anywhere in the world that (i) contain the same combination of active pharmaceutical ingredients as the foregoing, (ii) are marketed or sold under the name “Ammonul” and (iii) have been approved by applicable Regulatory Agencies for the treatment of UCD.

1.6    “Ammonul Specific Know-How” means Marketed Products Know-How that relates to any of the Ammonul Product and *** (including any data developed by or on behalf of Hyperion under the Prior Collaboration Agreement in connection with Hyperion’s development efforts for ***), exclusive of any Marketed Products Know-How that also relates to (a) Buphenyl Products, (b) HPN-100, or (c) any other Active Moiety Product (other than the Ammonul Product or ***).

1.7    “APA” has the meaning set forth in the Recitals.

1.8    “API” means active pharmaceutical ingredient.

1.9    “Assets” means the following:

(a)        if Ucyclyd does not exercise the Ammonul Option: (i) NDA 20-645; (ii) other Regulatory Approvals and Pricing Approvals, as applicable, for the Ammonul Product and ***, both inside the United States and outside the United States, to the extent held in the name of Ucyclyd or one of its Affiliates and transferable to Hyperion under applicable Legal Requirements; and (iii) all material documentation with respect to subparts (i) and (ii) as reasonably determined by Ucyclyd;

(b)        (i) NDA 20-572; (ii) NDA 20-573; (iii) other Regulatory Approvals and Pricing Approvals, as applicable, for Buphenyl Products, both inside the United States and outside the United States, to the extent held in the name of Ucyclyd or one of its Affiliates and transferable to Hyperion under applicable Legal Requirements; and (iii) all material documentation with respect to subparts (i) and (ii) as reasonably determined by Ucyclyd;

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

UCYCLYD / HYPERION ASSET PURCHASE AGREEMENT

AMENDED AND RESTATED COLLABORATION AGREEMENT

(c)        all Inventory (subject to Schedule 3.6.2);

(d)        the Marketed Products Technology (including all of Ucyclyd’s and its Affiliates’ rights and interests in and to the Marketed Products Patents), exclusive of the Ammonul Specific Know-How if Ucyclyd exercises the Ammonul Option;

(e)        the Assigned Agreements;

(f)        the Marketed Products Marks containing “Buphenyl” and/or “Ammonaps”;

(g)        the Domain Names containing “buphenyl”, “ammonaps”, and/or “ureacycle”; and

(h)        the Marketed Products Marks containing “Ammonul” or “Ucyclyd”, the Domain Names containing “Ammonul” or “Ucyclyd”, and the 1-888-Phone Number (but in each case only if Ucyclyd does not exercise the Ammonul Option).

1.10  “Assigned Agreements” means, to the extent any of the following are in effect as of the Marketed Products Closing and are assignable to Hyperion: (a) all Distribution Agreements; and (b) all Manufacturing Agreements except for any such agreements to which *** and/or *** is a party.

1.11  “Buphenyl Powder” means the pharmaceutical product that Ucyclyd (directly or through its Affiliates or distributors) markets or sells in the United States pursuant to NDA 20-573 and any supplements thereto.

1.12  “Buphenyl Products” means (a) Buphenyl Powder, (b) Buphenyl Tablets, (c) the products that Ucyclyd (directly or through its Affiliates or distributors) markets or sells in the European Union under the name “Ammonaps” (EMA Product Number EMEA/H/C/000219), and (d) any other products that Ucyclyd (directly or through its Affiliates or distributors) markets or sells throughout the world that (i) contain sodium phenylbutyrate as the sole active pharmaceutical ingredient, (ii) are marketed or sold under the name “Buphenyl” or “Ammonaps,” and (iii) have been approved by applicable Regulatory Agencies for the treatment of UCD.

1.13  “Buphenyl Tablets” means the pharmaceutical products that Ucyclyd (directly or through its Affiliates or distributors) markets or sells in the United States pursuant to NDA 20-572 and any supplements thereto.

1.14  “Business Day” means any day except Saturday, Sunday or any other day on which commercial banks located in New York are authorized or required by law to be closed for business.

1.15  “Change in Control” means the consummation of: (a) any merger, consolidation, business combination or sale of shares of stock other than in a direct issuance of shares of stock by a Party for fair value, that, if completed, will result in the stockholders of such Party prior to such transaction not having voting control of the surviving entity immediately after the transaction such that they, acting in concert with one another, could not elect a majority of the board of directors of the surviving entity; or (b) the sale, transfer,

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

UCYCLYD / HYPERION ASSET PURCHASE AGREEMENT

AMENDED AND RESTATED COLLABORATION AGREEMENT

exchange or other disposition of all or substantially all of a Party’s assets or business relating to this Agreement (whether alone or in connection with a sale, transfer, exchange or other disposition of other assets or businesses of such Party). Notwithstanding the foregoing, Change in Control shall not include a financing transaction, either in the form of a private equity financing or public offering.

1.16  “cGMP” means: (a) all principles and guidelines of Current Good Manufacturing Practices (including any applicable guidance documents that have been issued (or may be issued in the future) by the FDA), as defined from time to time under the Food, Drug and Cosmetic Act, as codified in 21 C.F.R. Parts 210, 211, et seq. and being currently utilized within the pharmaceutical industry to manufacture the applicable type of Marketed Product(s); and (b) the ICH guide Q7a “ICH Good Manufacturing Practice Guide for Active Pharmaceutical Ingredients” as applied to investigational drugs (Section 19) and being currently utilized within the pharmaceutical industry to manufacture the applicable type of Marketed Product(s).

1.17  “Commercialization,” “Commercialize” or “Commercialized” means all activities that are undertaken for a particular Transferred Marketed Product that relate to the commercial marketing and sale of such Transferred Marketed Product including pre-commercialization, advertising, education, planning, marketing, promotion, distribution, market and product support studies and Phase IV Trials.

1.18  “Distribution Agreements” means the agreements with Third Parties for the distribution of the Transferred Marketed Products, including those agreements identified on Schedule 1.18.

1.19  “Domain Names” means the domain names set forth on Schedule 1.19.

1.20  “Excluded Person” means an Ineligible Person or a Person on an Exclusion List.

1.21  “Exclusion List(s)” mean the then-current: (a) HHS/OIG List of Excluded Individuals/Entities (available through the Internet at http://www.oig.hhs.gov); (b) General Services Administration’s List of Parties Excluded from Federal Programs (available through the Internet at http://www.epls.gov); and (c) FDA Debarment List (available through the Internet at http://www.fda. gov/ora/compliance_ref/debar/).

1.22  “Exclusivity Agreement” means that certain letter agreement by and between Ucyclyd and Hyperion dated March 14, 2007 and effective as of March 20, 2007, and as amended pursuant to that certain letter amendment dated June 8, 2007.

1.23  “Existing Ammonul Products” means (a) any Ammonul Product marketed or sold by Ucyclyd (directly or through its Affiliates or distributors), as of the Effective Date, for the treatment of UCD, and (b) the pharmaceutical product described in *** and any supplements thereto, as of the Effective Date, which has been the subject of *** (for clarity, for purposes of this definition, the ***).

1.24  “Existing Buphenyl Products” means the Buphenyl Products marketed or sold by Ucyclyd (directly or through its Affiliates or distributors) as of the Effective Date.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

UCYCLYD / HYPERION ASSET PURCHASE AGREEMENT

AMENDED AND RESTATED COLLABORATION AGREEMENT

1.25  “Existing Confidentiality Agreement” means the confidentiality agreement between Hyperion and Ucyclyd dated January 5, 2007.

1.26  “Existing Indications” means, with respect to a particular Existing Marketed Product, (a) those indications for which such Existing Marketed Product is approved as of the Effective Date, or (b) for the ***.

1.27  “Existing Marketed Products” means any or all Existing Ammonul Products and Existing Buphenyl Products.

1.28  “FDA” means the United States Food and Drug Administration or any successor agency thereto.

1.29  “GAAP” means generally accepted accounting principles in effect in the United States at the applicable time. GAAP shall be applied by the Parties in a consistent manner.

1.30  “Generic Equivalent” means, regardless of whether a product is considered generic, branded, private-labeled or otherwise, a product that: (a) contains the same active ingredient(s) as a Transferred Marketed Product; (b) is identical in strength, dosage form, and route of administration to such Transferred Marketed Product; and (c) is a Therapeutic Equivalent to such Transferred Marketed Product.

1.31  “Governmental Authority” means any court, tribunal, arbitrator, agency, legislative body, commission, official or other instrumentality of: (a) any government of any country; or (b) a federal, state, province, county, city or other political subdivision thereof.

1.32  “HE” means hepatic encephalopathy or hepatic encephalopathies.

1.33  “HPN-100” means any products containing glyceryl tri-(4phenylbutyrate) (including any analogs, metabolites, prodrugs, salts, isomers, enantiomers and other physical forms and derivatives thereof). For avoidance of doubt, these terms do not include Buphenyl Products, Ammonul Product, *** or other sodium phenylbutyrate products.

1.34  “HPN-100 Closing Date” means the date of the “Closing” under the APA.

1.35  “HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (15 U.S.C. § 18a), and the rules and regulations promulgated thereunder.

1.36  “Hyperion Marks” means (a) the trademarks as set forth on Schedule 1.36, as may be amended by Hyperion from time to time, (b) on or after the Marketed Products Closing Date, any trademarks that are assigned to Hyperion hereunder as part of the Marketed Products Rights.

1.37  “IND” means an investigational new drug application submitted by a sponsor to the FDA pursuant to 21 C.F.R. Part 312, or to the extent applicable outside the United States, any other similar application submitted to the appropriate Regulatory Agency in a country or group of countries other than the United States, and any supplements or amendments to any of the foregoing.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

UCYCLYD / HYPERION ASSET PURCHASE AGREEMENT

AMENDED AND RESTATED COLLABORATION AGREEMENT

1.38  “Ineligible Person” means a Person who: (a) is currently excluded, debarred, suspended, or otherwise ineligible to participate in the Federal health care programs or in Federal procurement or non-procurement programs; (b) has been convicted of a criminal offense that falls within the ambit of 42 U.S.C. § 1320a-7(a), but has not yet been excluded, debarred, suspended, or otherwise declared ineligible; or (c) is listed on an Exclusion List.

1.39  “Inventory” or “Inventories” means the raw materials for, components of, works in progress of, firm orders for, inventory in transit of and inventory of the Transferred Marketed Products, including both clinical and commercial supply, that meet all relevant specifications and were manufactured in accordance with all Legal Requirements.

1.40  “Joint Steering Committee” or “JSC” means the body established pursuant to Section 6.2 (Joint Steering Committee) of the Prior Collaboration Agreement.

1.41  “Know-How” means any and all technical, scientific, regulatory, clinical, medical, marketing, sales, financial and business information and data, know-how, formulations, trade secrets, techniques, processes, ideas, concepts, designs, original works of authorship, enhancements, derivative works, adaptations, discoveries and inventions.

1.42  “Legal Requirements” means: (a) any applicable present and future national, state, local, foreign or similar laws whether under statute, rule, regulation, ordinance or otherwise; (b) applicable requirements under permits, orders, decrees, judgments or directives, and requirements of applicable Regulatory Agencies including cGMPs, the federal anti-kickback statute located at 42 U.S.C, § 1320, the PDM Act, and the Federal Food, Drug and Cosmetic Act; and (c) all regulations and other requirements of the applicable Regulatory Agencies.

1.43  “Lien” means any mortgage, lien (including mechanics, warehousemen, laborers and landlords liens), pledge, hypothecation, charge, community property interest, equitable interest, security interest, preemptive right, right of first refusal or similar restriction or right, option, judgment or title defect.

1.44  “Losses” means any and all liabilities, costs, damages, fines, fees, penalties, judgments, losses and expenses (including interest, court costs and reasonable fees of attorneys, accountants and other experts).

1.45  “Manufacturing Agreement(s)” means the agreements with Third Parties for the manufacture of finished Transferred Marketed Products, including those agreements identified on Schedule 1.45.

1.46  “Marketed Product(s)” means Buphenyl Products, Ammonul Product, and ***.

1.47  “Marketed Products Closing” means the closing of the purchase of the Marketed Products Rights.

1.48  “Marketed Products Closing Date” means the date on which the Marketed Products Closing occurs in accordance with Section 3.5 of the Agreement.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

UCYCLYD / HYPERION ASSET PURCHASE AGREEMENT

AMENDED AND RESTATED COLLABORATION AGREEMENT

1.49  “Marketed Products Closing Deadline” means the expiration of the period by which the Marketed Products Closing Date is to have occurred as set forth in Section 3.5.1, which period is subject to extension (a) by mutual written agreement of the Parties, (b) by reason of Section 3.5.4(e) or (c) pursuant to Section 10.4(b).

1.50  “Marketed Products Know-How” means: (a) Know-How used for, or prepared in connection with, the development or Commercialization of the Transferred Marketed Products and that, as of the Marketed Products Closing, is (i) owned by Ucyclyd, or (ii) in-licensed by Ucyclyd to the extent licensable or assignable to Hyperion; and (b) any and all intellectual property rights in or to any of the foregoing (other than Patents). Marketed Products Know-How includes the UCD Data, but does not include Ucyclyd Manufacturing Know-How.

1.51  “Marketed Products Marks” means: (a) the trademarks set forth on Schedule 1.51 and as may be updated from time to time by Ucyclyd upon written notice to Hyperion during the Pre-Closing Period; and (b) any new trademarks approved for use with the Marketed Products during the Pre-Closing Period, but excluding (i) Hyperion Marks and (ii) on or after the Marketed Products Closing Date, (A) any trademarks that are assigned to Hyperion hereunder as part of the Marketed Products Rights and (B) the Marketed Products Marks containing “Ammonul” if Ucyclyd exercises the Ammonul Option.

1.52  “Marketed Products Patents” means any and all Patents that claim or cover the composition of matter or use of the Transferred Marketed Products as of the Marketed Products Closing, but excluding any Ucyclyd Manufacturing Patents.

1.53  “Marketed Products Technology” means Marketed Products Patents and Marketed Products Know-How. Marketed Products Technology does not include: (a) Ucyclyd Manufacturing Technology; and (b) any Ammonul Specific Know-How if Ucyclyd exercises the Ammonul Option.

1.54  “NDA” means a new drug application filed with FDA pursuant to 21 C.F.R. Part 314.

1.55  “Note” means that certain Note that may be issued by Hyperion in favor of Ucyclyd in accordance with Section 3.3, the form of which is attached hereto as Exhibit 1.

1.56  “Patents” means all: (a) U.S. issued patents (including re-examinations, reissues, renewals, and all extensions and term restorations), inventors’ certificates and foreign counterparts thereof; (b) pending applications for U.S. patents, including provisional applications, continuations, continuations-in-part, continued prosecution, divisional and substitute applications; and (c) non-U.S. counterparts or equivalents of the foregoing in subsections (a) and (b).

1.57  “PDM Act” means the Prescription Drug Marketing Act of 1987, as amended from time to time, and any regulations promulgated thereunder.

1.58  “Person” means any natural person, corporation, partnership, trust, joint venture, Governmental Authority or other entity or organization.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

UCYCLYD / HYPERION ASSET PURCHASE AGREEMENT

AMENDED AND RESTATED COLLABORATION AGREEMENT

1.59  “Pre-Closing Period” means the period commencing on the Effective Date and the first to occur of: (a) the Marketed Products Closing Date; (b) the expiration of the Marketed Products Option without being exercised; (c) if the Marketed Products Option is exercised but the Marketed Products Closing does not occur in accordance with Section 3.5, the expiration of the Marketed Products Closing Deadline; and (d) the date on which Hyperion foregoes the right to purchase the Marketed Products Rights pursuant to Section 10.4(b).

1.60  “Price Approval” means, with respect to any country in which the price at which the applicable Marketed Products are to be sold must be approved by a Regulatory Agency for reimbursement or payment purposes, the receipt of approval by the applicable Regulatory Agency with, respect to such price.

1.61  “Promotional Materials” means any training materials, brochures, website content, materials displayed on electronic media (including internet, websites, DVD or audio) or other promotional items or materials.

1.62  “Regulatory Agency” means, with respect to the United States, the FDA, and, in the case of a country other than the United States, such other appropriate regulatory agency or authority with similar responsibilities.

1.63  “Regulatory Approval” means the approval, license, registration or authorization of any federal, state or local Regulatory Agency, department, bureau or other governmental entity, necessary to lawfully manufacture, import, distribute, promote, sell and administer to humans the applicable Transferred Marketed Products in a country or region, but shall not include Price Approval in any country.

1.64  “Security Agreement” means that certain Security Agreement to be entered into between Hyperion and Ucyclyd in accordance with Section 3.3, the form of which is attached hereto as Exhibit 2.

1.65  ***.

1.66  “*** Orphan Designation” means (a) the orphan drug designation, dated ***, granted by the FDA to Ucyclyd for HPN-100 for *** and (b) the orphan drug designation, dated ***, granted by the FDA to Ucyclyd for Buphenyl Product for ***.

1.67  “Tax” or “Taxes” means all federal, state, local, foreign, and other net income, gross income, gross receipts, sales, value-added, use, ad valorem, transfer, franchise, profits, license, lease, service, service use, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, windfall profits, customs, duties, or other taxes, fees, assessments, or charges of any kind whatever, together with any interest and any penalties, additions to tax, or additional amounts with respect thereto, and the term “Tax” means any one of the foregoing Taxes.

1.68  “Therapeutic Equivalent” has the meaning given to it by the FDA in the current edition of the “Approved Drug Products with Therapeutic Equivalence Evaluations” (the “Orange Book”) as may be amended from time to time.

1.69  “Third Party” means any Person that is not a Party or an Affiliate of a Party.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

UCYCLYD / HYPERION ASSET PURCHASE AGREEMENT

AMENDED AND RESTATED COLLABORATION AGREEMENT

1.70  “Transferred Marketed Product(s)” means the Marketed Products, but excluding Ammonul Product and *** if Ucyclyd exercises the Ammonul Option.

1.71  “UCD” means urea cycle disorder.

1.72  “UCD Data” has the meaning given to such term in the APA.

1.73  “Ucyclyd Manufacturing Know-How” means (a) any and all Know-How necessary for the manufacture of the Transferred Marketed Products, including any and all documentation, Drug Master Files (individually a “DMF” and collectively “DMFs”), protocols, manufacturing processes, starting materials, purification technologies and specifications for either or both of such Transferred Marketed Products, in each case that as of the Marketed Products Closing is (i) owned by Ucyclyd, or (ii) in-licensed by Ucyclyd to the extent licensable or assignable to Hyperion; and (b) any and all intellectual property rights in or to any of the foregoing (other than Patents). Notwithstanding the foregoing, Manufacturing Know-How does not include any method of treatment, packaging, drug delivery, composition, formulation or dosage unit of a Transferred Marketed Product, but does include any processes for manufacturing or supplying the method of treatment, packaging, drug delivery, composition, formulation or dosage unit of a Transferred Marketed Product.

1.74  “Ucyclyd Manufacturing Patents” means any and all Patents that claim a method of manufacturing the Transferred Marketed Products and that, as of the Marketed Products Closing, are (a) owned by Ucyclyd, or (b) in-licensed by Ucyclyd to the extent licensable or assignable to Hyperion.

1.75  “Ucyclyd Manufacturing Technology” means Ucyclyd Manufacturing Patents and Ucyclyd Manufacturing Know-How.

1.76  “Ucyclyd’s Actual Knowledge” means the actual knowledge of a particular fact or other matter being possessed as of the pertinent date by (a) the President and Chief Executive Officer of Ucyclyd or the Executive Vice President, Chief Financial Officer and Treasurer of Ucyclyd and (b) with respect to Section 10.2(f), Section 10.2(h), Section 10.2(i)(i), and Section 10.2(k) only: the President and Chief Executive Officer of Ucyclyd; the Executive Vice President, Chief Financial Officer and Treasurer of Ucyclyd; or the *** for Medicis and its Affiliates.

ARTICLE 2

AMENDMENT AND RESTATEMENT; PRE-CLOSING PERIOD

2.1    Amendment and Restatement.    Effective on the Effective Date, except as otherwise set forth in this Section 2.1, this Agreement hereby amends, restates, and supersedes the Prior Collaboration Agreement, and any and all provisions of the Prior Collaboration Agreement are of no further force and effect (except to the extent expressly restated or referenced herein).

2.2    Commercialization of Marketed Products During the Pre-Closing Period.

2.2.1    During the Pre-Closing Period, Ucyclyd shall have the sole right and responsibility to: (a) receive, accept and fill orders for the Marketed Products; (b) process

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

UCYCLYD / HYPERION ASSET PURCHASE AGREEMENT

AMENDED AND RESTATED COLLABORATION AGREEMENT

invoicing, order processing and collection of accounts receivable for Marketed Product sales based on demand and in accordance with GAAP; (c) manufacture and/or have manufactured Marketed Products for clinical use and commercial sale, as well as manage the supply and distribution chain for Marketed Products; and (d) record Marketed Products sales in Ucyclyd’s books of account in a manner consistent with its standard practices, and in any event in accordance with GAAP. All such activities during the Pre-Closing Period shall be at Ucyclyd’s sole cost and expense.

2.2.2    During the Pre-Closing Period, subject to the remainder of this Section 2.2.2 and this Article 2, Ucyclyd has sole authority with respect to the commercial terms and conditions with respect to the sale and distribution of Marketed Products, including matters such as the price at which the Marketed Products will be sold and whether any discounts, rebates or other deductions should be made, paid or allowed. During the Marketed Products Option Period, without Hyperion’s prior written approval, which approval shall not be unreasonably withheld, delayed or conditioned, Ucyclyd shall not make changes to Ucyclyd’s practices with respect to discounts, rebates or other deductions that are not consistent with Ucyclyd’s past practices.

2.2.3    During the Pre-Closing Period, Ucyclyd shall not ***.

2.3    Manufacturing of Marketed Products During the Pre-Closing Period.

2.3.1    During the Pre-Closing Period, except as otherwise provided in this Section 2.3, Ucyclyd shall have the sole right and responsibility to manufacture and/or have manufactured Marketed Products, as well as manage the supply and distribution chain for Marketed Products.

2.3.2

(a)        ***. Each of the foregoing agreements shall be deemed a Manufacturing Agreement to be transferred to Hyperion upon the Marketed Products Closing.

(b)        At Hyperion’s request during the Pre-Closing Period, ***. Any additional agreement described in subsection (ii) above that is entered into at Hyperion’s request and agreed by the manufacturer as set forth above shall be deemed a Manufacturing Agreement to be novated to Hyperion upon the Marketed Products Closing.

2.3.3    At any time during the Pre-Closing Period, Hyperion shall have the right to qualify an alternative manufacturer selected by Hyperion in anticipation of Hyperion’s use of such alternative manufacturer following the Marketed Products Closing. With respect to any qualification hereunder: (a) Hyperion shall be responsible solely for qualifying such alternate manufacturer; (b) Hyperion shall pay all related costs, including all fees associated with obtaining any approvals in accordance with any Legal Requirements; and (c) Ucyclyd shall establish with such manufacturer, at Hyperion’s sole cost and expense (including paying Ucyclyd for those activities requested by Hyperion and undertaken by Ucyclyd in connection therewith and reimbursing Ucyclyd for all reasonable, documented expenses in excess of $*** with respect to out-of-pocket expenses and hours incurred in excess of an aggregate of *** for Ucyclyd personnel), the relevant Ucyclyd Manufacturing Technology and, if required for purposes of qualifying and manufacturing the Marketed Products, the Marketed Products Technology. Such manufacturer shall have a limited, non-transferable right of reference to any applicable DMFs solely for purposes of manufacturing and supplying the applicable Marketed Product to Hyperion (it being understood that prior to

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

UCYCLYD / HYPERION ASSET PURCHASE AGREEMENT

AMENDED AND RESTATED COLLABORATION AGREEMENT

the Marketed Products Closing Hyperion would only use such manufactured product for qualification purposes). Nothing contained in this Section shall be construed as granting Hyperion the right to ***.

2.3.4     During the Pre-Closing Period, Ucyclyd will continue to supply Buphenyl Products to Hyperion for clinical use pursuant to that certain Clinical Supply Agreement between the Parties, effective as of January 31, 2008 (the “Clinical Supply Agreement”), as amended by the amendment attached hereto as Exhibit 3.

2.4    Diligence Information.

2.4.1    Following a written request from Hyperion at any time during the Pre-Closing Period on or after ***, Ucyclyd shall make available to Hyperion in accordance with terms set forth in this Section 2.4 below, no later than *** after receipt of such request, the following information (the “Diligence Information”):

(a)        a reasonably detailed summary of sales data for the Marketed Products for the most recent twelve (12) calendar months for which data is then available, broken down by calendar month, including (i) sales volumes and revenue by drug, formulation, and geography, (ii) itemized gross to net sales deductions, and (iii) activity in the patient assistance program (including the program vendor name, number of submitted requests, denied requests (with reasons for denial, if available), enrolled patients, and volume of drug consumed during the reporting period); provided, however, that in no circumstances shall Hyperion be provided with data regarding individually negotiated prices with particular customers;

(b)        any inventory or shipment reports regarding the Marketed Products that Ucyclyd receives from Third Party vendors in the distribution channel for Marketed Products (including *** (or any successor distributor of the Marketed Products), Ucyclyd’s United States warehouse, and Ucyclyd’s Canadian warehouse), in each case covering the previous year, at monthly or quarterly intervals;

(c)        the quantity and dating of available Inventory (including breakdowns for finished product and API) as well as a summary of any planned manufacturing runs for Marketed Products (including the approximate size and timing of such runs);

(d)        a list of all Manufacturing Agreements then in force, along with copies of the Manufacturing Agreements that would be assigned to Hyperion upon the Marketed Products Closing Date;

(e)        a list and description of all ongoing investigator-sponsored activities involving the Marketed Products or other investigator-sponsored use of the Marketed Products, in each case that are then being supported by Ucyclyd;

(f)        the following information regarding manufacturing of Marketed Products:

(i)        copies of batch records for all lots in commercial distribution and copies of certificates of analysis (CoAs) for such lots;

(ii)        copies of batch records for those product lots for which product has expired less than one (1) year ago and copies of CoAs for such lots;

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

UCYCLYD / HYPERION ASSET PURCHASE AGREEMENT

AMENDED AND RESTATED COLLABORATION AGREEMENT

(iii)        list of all lots then currently on stability, and corresponding stability reports for such lots;

(iv)        list of product quality complaints for those product lots for which product has expired less than one (1) year ago, responses to complaints for such product lots, and copies of corresponding investigations with respect to such complaints;

(v)        list of all product recalls for the past three (3) years (including the ***) and copies of corresponding investigations;

(vi)        list of all out of specification (OOS) results for those product lots for which product has expired less than one (1) year ago and corresponding investigations;

(vii)      list of all corrective action and preventative action (CAPA) plans for those product lots for which product has expired less than one (1) year ago;

(viii)     list of audits of finished product and API vendors for the past two (2) audits, and if reasonably practicable, copies of audit reports resulting from such audits for those vendors that at the time of the diligence request are still producing finished product and API for the applicable Marketed Products;

(ix)      copies of annual product reviews required by cGMPs for the past five (5) years; and

(x)        copies of labeling die lines for bottle labels, carton, package inserts and patient information leaflet, in each case for the then-current finished forms of Marketed Products;

(g)        the following information regarding drug safety of Marketed Products: line listing of all safety reports; copies of all pharmacovigilance files (case files for each safety report); list of all 15-day reports; and copies of annual safety reports for the past five (5) years;

(h)        the following information regarding medical information for Marketed Products: list of the categories of the types of medical information requests received in the past five (5) years;

(i)        the following regulatory information regarding Marketed Products within the past five (5) years: copies of government correspondence index; copies of all correspondence to and from FDA (e.g., letters, faxes, email); copies of all promotional material submissions to FDA; a summary of outstanding regulatory business with FDA regarding the Marketed Products, and all FDA Regulatory Health Project Manager contact information;

(j)        copies all INDs and NDAs for the Marketed Products (including IND amendments, NDA amendments and NDA supplements);

(k)        a list of all Distribution Agreements then in force, along with copies of the Distribution Agreements that would be assigned to Hyperion upon the Marketed Products Closing Date;

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

UCYCLYD / HYPERION ASSET PURCHASE AGREEMENT

AMENDED AND RESTATED COLLABORATION AGREEMENT

(l)          a copy of the current Marketed Products returns policy;

(m)        current WAC and WAC history (from January 1, 2000 to present) for Marketed Products, current AMP and AMP history (from January 1, 2000 to present), and Medicaid units, by NDC #, sales, and rebates by quarter, for Marketed Products for the previous twenty-four (24) months;

(n)        a copy of all Promotional Materials for Marketed Products used within the previous twelve (12) months; and

(o)        a copy of all market research reports or Third Party sales or market data regarding the Marketed Products acquired in the previous twenty-four (24) months.

2.4.2    The Diligence Information will be made available to Hyperion, in a reasonably organized manner, for review and inspection (but not copying) only at a location designated by Ucyclyd in either Scottsdale or Phoenix, Arizona, during a single period of *** mutually agreed by the Parties but not to occur within *** prior to or after the end of a calendar quarter unless otherwise agreed by Ucyclyd in its sole discretion. Alternatively, the Parties may agree to have all of the Diligence Information uploaded to an electronic data room for further review and inspection by Hyperion, in which case the terms, conditions and restrictions set forth in Section 2.4.4 shall apply.

2.4.3    In the event the Parties proceed with a physical review and inspection of the documents at the location designated by Ucyclyd as described in Section 2.4.2, during such review and inspection, Hyperion may designate documents to be uploaded to an electronic data room for further review and inspection by Hyperion, provided the amount of information to be uploaded is reasonable.

2.4.4    The Diligence Information made available in the electronic data room will remain available to Hyperion for a period of *** following the date on which the last of the Diligence Information initially requested by Hyperion is uploaded to the electronic data room. Hyperion bears the sole cost and expense of the data room (including the uploading of documents). The documents may not be saved, downloaded, copied, or transmitted by Hyperion or any of its representatives. Such documents will be printable by Hyperion, but such printing will be trackable by Ucyclyd via the electronic data room. All printed versions of such documents must be returned to Ucyclyd at the end of the review and inspection period.

2.4.5    In addition, after receiving the Diligence Information, Hyperion may, at any time during the Pre-Closing Period, request a one-time update to the Diligence Information (a “Diligence Information Update”). No later than *** after receipt of such request for a Diligence Information Update, Ucyclyd shall disclose to Hyperion, via an electronic data room, any changes or updates to the items included in the Diligence Information.

2.4.6    Ucyclyd shall use commercially reasonable efforts to answer, in a timely manner, any questions that Hyperion may have concerning the Diligence Information or Diligence Information Update, provided that Hyperion consolidates such questions in an organized manner so as to minimize, to the extent reasonably practicable, disruption to the business of Ucyclyd and its Affiliates.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

UCYCLYD / HYPERION ASSET PURCHASE AGREEMENT

AMENDED AND RESTATED COLLABORATION AGREEMENT

2.5    Manufacturing Facility Inspection.

2.5.1    During the Pre-Closing Period and following the conclusion of the *** diligence review described in Section 2.4.2 above, Hyperion shall have the right, by written notice to Ucyclyd, to request that Ucyclyd request that the applicable Third Party manufacturer of the Marketed Products permit an inspection of the manufacturing facilities where the Marketed Products are manufactured, filled and finished by a Third Party that is (a) mutually agreed by the Parties, (b) retained by Hyperion at Hyperion’s sole cost and expense, and (c) subject to confidentiality obligations to Ucyclyd but is permitted to disclose to Hyperion only the results of the inspection.

2.5.2    Within a reasonable period of time following Ucyclyd’s receipt of such written request from Hyperion, Ucyclyd shall request and facilitate the conduct of such an inspection of the applicable Third Party manufacturer. Notwithstanding the foregoing, Ucyclyd shall only be required to require that the applicable Third Party manufacturer permit such inspection to the extent that (a) such inspection is *** and (b) allowing such Third Party to conduct such inspection would not***; provided, however, that even if subsection (a) or (b) applies, Ucyclyd shall remain obligated to request permission from such Third Party manufacturer to conduct such inspection (but, for clarity, shall not be required to conduct such inspection unless such Third Party manufacturer grants such permission).

2.6    Investigator Sponsored Trials.    During the Pre-Closing Period, Ucyclyd shall have the right to support investigator-sponsored activities involving the Marketed Products or other investigator-sponsored use of the Marketed Products.

2.7    Marketed Product Sales Volume.    Following Hyperion’s exercise of the Marketed Products Option, Ucyclyd shall use commercially reasonable efforts to ensure that the average monthly sales volume of the Transferred Marketed Products leading up to the Marketed Products Closing Date does not substantially exceed the average monthly sales volume of the applicable Transferred Marketed Products during the ***, and in any event Ucyclyd will not take any affirmative action to cause such outcome. Hyperion acknowledges that the Marketed Products are life-saving drugs and the foregoing shall not preclude Ucyclyd from responding to bona fide increased demand to meet patient needs.

ARTICLE 3

RIGHTS TO PURCHASE ASSETS

3.1    Purchase Right.    Subject to the terms and conditions of the Agreement, including payment by Hyperion of any amounts due to Ucyclyd as of the relevant date and the rights of Ucyclyd pursuant to Section 3.4 below, Ucyclyd hereby grants to Hyperion an option (the “Marketed Products Option”) to purchase all of Ucyclyd’s rights, title and interests in the Transferred Marketed Products (which shall include the Assets and shall exclude the Excluded Assets) (collectively, the “Marketed Products Rights”). Such Marketed Products Option will be exercisable by Hyperion, by written notice to Ucyclyd (which written notice shall specify that it is the “MARKETED PRODUCTS OPTION EXERCISE NOTICE”) (the “Exercise Notice”), upon the earlier of (a) the date of the written notification from the FDA approving any NDA for HPN-100 for the treatment of UCD and (b) June 30, 2013 and will remain exercisable for ninety (90) days thereafter (the “Marketed Products Option Period”). Notwithstanding the foregoing, if any NDA for HPN-100 in UCD is approved prior to January 1, 2013, then the Marketed Products Option

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

UCYCLYD / HYPERION ASSET PURCHASE AGREEMENT

AMENDED AND RESTATED COLLABORATION AGREEMENT

Period will commence on January 1, 2013 and will continue for ninety (90) days thereafter, and Hyperion may exercise the Marketed Products Option at any time during this ninety (90) day period.

3.2    Excluded Assets. The term “Excluded Assets” means: (a) any *** technology or other formulation technology resulting from development efforts of Ucyclyd, Medicis and its Affiliates relating to Active Moiety Products (for clarity, such technology is licensed to Hyperion pursuant to Section 4.01(d)(ii) of the APA); (b) the 1-888-Phone Number (only if Ucyclyd exercises the Ammonul Option); (c) any work product and intellectual property rights that (i) are owned or controlled by Ucyclyd or one or more Ucyclyd Affiliates as of the Effective Date or are later acquired (pursuant to acquisition, license or otherwise) or developed by or on behalf of Ucyclyd or a Ucyclyd Affiliate and (ii) result from research or development efforts with respect to ***; and (d) any *** Orphan Designation. In addition, Excluded Assets also includes the Ammonul Specific Know-How if Ucyclyd exercises the Ammonul Option.

3.3    Purchase Price. If the Marketed Products Option is exercised pursuant to Section 3.1 above, then Hyperion shall pay Ucyclyd (or shall set off against the payment due from Ucyclyd as set forth below and as applicable) the aggregate total purchase price listed below (the “Marketed Products Purchase Price”):

(a)        If Ucyclyd elects to retain rights to Ammonul Product (including ***) as described in Section 3.4 below, the Marketed Products Purchase Price will be $19 million, which will be paid in full at the Marketed Products Closing Date and will be set off against the payment due from Ucyclyd to Hyperion under Section 3.4, leaving a net payment from Ucyclyd to Hyperion of $13 million.

(b)        If Ucyclyd does not retain rights to Ammonul Product (including ***) as described in Section 3.4 below, the Marketed Products Purchase Price will be $22 million, which either (at Hyperion’s election) will be paid by Hyperion in full at the Marketed Products Closing Date or will be paid by delivering to Ucyclyd on the Marketed Products Closing Date (i) the Note and (ii) the Security Agreement, each as executed by an authorized officer of Hyperion. As specified therein, the Note shall be repaid by Hyperion in eight (8) equal quarterly installments commencing on the first Business Day of the first calendar quarter following the Marketed Products Closing Date and continuing on the first Business Day of each calendar quarter thereafter in accordance with the terms and conditions of the Note. Hyperion’s obligations under the Note shall be secured by a first priority lien in and to the Collateral (as defined in the Security Agreement) in accordance with the terms and conditions of the Security Agreement.

3.4    Rights to Ammonul.

(a)        Following Ucyclyd’s receipt of the Exercise Notice from Hyperion, Ucyclyd shall have the option (the “Ammonul Option”) to retain all rights to the Ammonul Product (including ***) including the right to develop and commercialize the Ammonul Product for all indications (the “Ammonul Rights”), subject to Section 7.02 of the APA. For the avoidance of doubt, the foregoing sentence is not intended to grant any rights or licenses under Hyperion’s intellectual property beyond the licenses set forth in Section 8.2.2. The Ammonul Option must be exercised, if at all, by written notice to Hyperion within *** after Ucyclyd’s receipt of the Exercise Notice from Hyperion, which written notice shall specify that it is the “AMMONUL RIGHTS OPTION EXERCISE NOTICE”. If Ucyclyd exercises the Ammonul Option, in consideration for Hyperion foregoing its right to purchase Ammonul Product (including ***), Ucyclyd will pay Hyperion $32 million, due on the Marketed Products Closing Date, which will be set off against the payment due from Hyperion to Ucyclyd under Section 3.3, leaving a net

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

UCYCLYD / HYPERION ASSET PURCHASE AGREEMENT

AMENDED AND RESTATED COLLABORATION AGREEMENT

payment from Ucyclyd to Hyperion of $13 million. For clarity, if Hyperion exercises the Marketed Products Option but fails to close on the transaction to purchase the Transferred Marketed Products in accordance with Section 3.5 and Ucyclyd exercised the Ammonul Option, no payment is due from Ucyclyd to Hyperion with respect to the exercise of the Ammonul Option and Ucyclyd shall be free to exercise the Ammonul Rights with no obligation to Hyperion.

(b)        If Ucyclyd retains rights to the Ammonul Product (including ***) by exercising the Ammonul Option, then effective upon the Marketed Products Closing Date, Hyperion will receive a right of first negotiation solely with respect to the Ammonul Rights should Ucyclyd (or any Affiliate or any acquirer of Ucyclyd) later decide to sell, exclusively license, or otherwise transfer the Ammonul Rights to a Third Party (for clarity, the foregoing only applies to the sale, license or other transfer of the Ammonul Rights and not to (i) any Change in Control of Ucyclyd (or any Affiliate, including a parent, or acquirer) (excluding, for purposes of this Section, subsection (b) of the definition of Change in Control) or (ii) sale where Ammonul Product is one of *** approved or marketed products being sold as a bundle to the Third Party). Hyperion must exercise the option within *** following receipt of written notice from Ucyclyd regarding Ucyclyd’s desire to sell, license or otherwise transfer the Ammonul Rights to a Third Party. If Hyperion exercises such right of first negotiation, the Parties shall engage in negotiations promptly with respect to any such sale, license or other transfer. If, within *** following Ucyclyd’s receipt of written notice from Hyperion exercising the right of first negotiation, the Parties fail to reach a written binding agreement on the material terms (e.g., binding term sheet or letter of intent) under which the Ammonul Rights will be transferred to Hyperion, Ucyclyd will be free to sell, license or transfer the Ammonul Product (including ***) to a Third Party, provided that the terms of such deal, in the aggregate, are no more favorable to the Third Party than the aggregate of the terms last offered by Hyperion. For clarity, the rights under this subsection (b) automatically terminate if Hyperion does not close on the purchase of the Transferred Marketed Products.

3.5     Closing.

3.5.1    Closing Date. If Hyperion exercises the Marketed Products Option, the Parties shall mutually agree upon a date for the Marketed Products Closing, which date shall be not later than *** following the date of Ucyclyd’s receipt of the Exercise Notice from Hyperion.

3.5.2    Account for Purchase Payment.    No less than *** prior to the Marketed Products Closing Date, each Party shall designate an account for the receipt of the Marketed Products Purchase Price or other payments due on the Marketed Products Closing Date (as applicable) and shall provide the other Party with written wire instructions to such account.

3.5.3    Closing Mechanics.

(a)        On the Marketed Products Closing Date, Hyperion shall become obligated to pay Ucyclyd the Marketed Products Purchase Price in accordance with Section 3.3(a) or 3.3(b) (as applicable).

(b)        On the Marketed Products Closing Date, the Parties shall execute and deliver all documents set forth below (the “Purchase Transaction Documents”), under which Ucyclyd shall sell, transfer, assign and convey all Assets to Hyperion:

(i)        a bill of sale in the form attached to the Agreement as Exhibit 4, under which Ucyclyd transfers the ownership of certain Assets (including all Inventories described in Section 3.6.2) to Hyperion, which shall be signed by both Ucyclyd and Hyperion;

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

UCYCLYD / HYPERION ASSET PURCHASE AGREEMENT

AMENDED AND RESTATED COLLABORATION AGREEMENT

(ii)        a Technology Assignment Agreement in the form attached to the Agreement as Exhibit 5, under which Ucyclyd shall assign all Marketed Products Technology, which shall be signed by Ucyclyd;

(iii)      an Assignment and Assumption Agreement of all Assigned Agreements in the form attached to the Agreement as Exhibit 6, which shall be countersigned by Ucyclyd and accompanied by all consents required from the applicable Third Parties to such Assigned Agreements to Hyperion as attachments to such Assignment and Assumption Agreement; and

(iv)      the Articles of Transfer to be filed with the Maryland State Department of Assessments and Taxation, if required under Section 3-107 of the Maryland Code of Corporations and Associations, which shall be signed by both Ucyclyd and Hyperion.

3.5.4    HSR Act Clearance.

(a)        As promptly as practicable following the exercise of the Marketed Products Option (but in any event no later than *** after such exercise), each of Ucyclyd and Hyperion shall file or supply, or cause to be filed or supplied, all notifications and information required to be filed or supplied pursuant to the HSR Act (if any) in connection with the sale of the Marketed Products Rights to Hyperion hereunder, subject to the Parties cooperating to maintain the confidentiality of any such information, to the extent practicable under Legal Requirements. Each of Ucyclyd and Hyperion shall furnish to the other such necessary information and reasonable assistance as the other may request in connection with its preparation of any filing or submission which is necessary under the HSR Act. As promptly as practicable, Ucyclyd and Hyperion shall make, or cause to be made, all such other filings and submissions under laws, rules and regulations applicable to them, or to their Affiliates, as may be required for them to consummate the transaction contemplated hereby in accordance with the terms of the Agreement. Ucyclyd and Hyperion shall keep one another appraised of the status of any communications with, and inquiries or requests for additional information from, any Governmental Authority, including the United States Federal Trade Commission and the Antitrust Division of the United States Department of Justice, and shall comply promptly with any such inquiry or request. Each Party shall bear its own costs in completing and making any required filings pursuant to subsections (a) and (b) of this Section 3.5.4; provided, however, that Hyperion shall be responsible solely for any required filing fees under the HSR Act.

(b)        Following the exercise of the Marketed Products Option, Hyperion shall: (i) determine the fair market value of the transaction described in the Agreement for HSR Act purposes (including both the scenario where Ucyclyd exercises the Ammonul Option and the scenario where Ucyclyd does not exercise the Ammonul Option, if Ucyclyd has not yet elected one or the other); (ii) communicate in writing to Ucyclyd the fair market value determination(s) as soon as reasonably practicable; and (iii) discuss with counsel of Ucyclyd the methodology and evidence Hyperion employed in making such determination not later than the Marketed Products Closing. Each Party shall bear its own costs in completing and making any required filings pursuant to subsections (a) and (b) of this Section 3.5.4; provided, however, Hyperion shall be responsible solely for any required filing fees.

(c)        Each of Ucyclyd and Hyperion shall use commercially reasonable efforts, and shall act in good faith, to resolve any objections that may be asserted by a Governmental Authority (including the United States Federal Trade Commission and the Antitrust Division of the United States Department of Justice) with respect to the transaction contemplated hereby, and shall cooperate with each other to contest any challenges to the transactions contemplated hereby by any such Governmental Authority. The Parties agree to

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

UCYCLYD / HYPERION ASSET PURCHASE AGREEMENT

AMENDED AND RESTATED COLLABORATION AGREEMENT

cooperate in good faith and to use their respective commercially reasonable efforts to obtain any government clearances or approvals required under the HSR Act, to respond to any government requests for information under the HSR Act, and to contest and resist any action, including any legislative, administrative or judicial action, and to have vacated, lifted, reversed or overturned any decree, judgment, injunction or other order (whether temporary, preliminary or permanent) that restricts, prevents or prohibits the consummation of the transaction contemplated by the Agreement under the HSR Act or which is otherwise required to consummate the transactions contemplated by the Agreement. Hyperion shall pay the reasonable costs and expenses incurred by Ucyclyd, including attorneys’ fees, in connection with efforts to contest, resist, vacate, lift, reverse or overturn any such decree, judgment, injunction or other order. For any other cooperation provided by a Party pursuant to this subsection (c), including responding to any government requests for information under the HSR Act, each Party shall bear its own costs in providing such cooperation.

(d)        Notwithstanding the foregoing, in the event a Governmental Authority (including the United States Federal Trade Commission and the Antitrust Division of the United States Department of Justice) challenges the transaction on antitrust grounds, and the challenge cannot be resolved by consent decree, the Parties may terminate the Term of the Agreement pursuant to Section 11.2(b).

(e)        In any event, if a filing is required under the HSR Act in connection with the sale of the Marketed Products Rights to Hyperion hereunder, the Marketed Products Closing shall not occur unless and until the expiration or early termination of the waiting period for the HSR Act.

3.5.5    Specific Performance.    The Parties agree that irreparable damage may occur if any portion of this Section 3.5 were not performed in accordance with the terms hereof and that the Parties shall be entitled to seek specific performance of the terms hereof, in addition to any other remedy to which they are entitled at law or in equity.

3.6    Transition at Closing.    To the extent the Parties identify activities not covered in this Section 3.6 or otherwise in the Agreement that are to be conducted by the Parties in connection with the transition of the Assets to Hyperion following the Marketed Products Closing (the “Other Transition Activities”), the Parties agree (a) to negotiate in good faith a transition services agreement by ***, which agreement will require reimbursement of Ucyclyd by Hyperion for (i) the Other Transition Activities undertaken by Ucyclyd in connection with such transition that in the aggregate exceed *** of work and (ii) any out-of-pocket expenses incurred by Ucyclyd in excess of $***, and (b) to execute such transition services agreement as soon as reasonably practicable following the exercise of the Marketed Products Option (but in any event prior to the expected Marketed Products Closing Date). Hyperion agrees that all transition activities shall be conducted, to the extent reasonably practicable, to minimize disruption to the business of Ucyclyd and its Affiliates. The preceding sentence is not intended to waive Ucyclyd’s compliance with any deadlines set forth herein or in the aforementioned transition services agreement.

3.6.1    Regulatory Filings and Clinical Data.    Ucyclyd shall, as soon as permissible following the Marketed Products Closing Date (but in any event no later than *** after the Marketed Products Closing Date) notify the FDA (or the applicable Regulatory Agency or Government Authority) of the transfer to Hyperion of the NDAs, INDs, and other Regulatory Approvals, and any Pricing Approvals, for the Transferred Marketed Products and shall promptly provide a copy of such notice to Hyperion. Ucyclyd shall use commercially reasonable efforts to complete any and all other regulatory requirements necessary for such transfer, in accordance with all Legal Requirements. On the Marketed Products Closing Date, to the extent not

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

UCYCLYD / HYPERION ASSET PURCHASE AGREEMENT

AMENDED AND RESTATED COLLABORATION AGREEMENT

previously provided, Ucyclyd will forward to Hyperion copies of the applicable NDAs, INDs, copies of regulatory correspondence and periodic and other reports (including SAEs, alert reports, and any adverse event reports and the underlying data) with the FDA and all clinical data in connection with the Transferred Marketed Products in Ucyclyd’s (or its Affiliates’) possession.

3.6.2    Inventories.

(a)        At the Marketed Products Closing, Hyperion shall be responsible for purchasing remaining Inventory of the Transferred Marketed Products, subject to the terms, conditions, and limitations set forth in Schedule 3.6.2 and this Section 3.6.2.

(b)        Hyperion shall pay Ucyclyd an amount equal to ***.

(c)        To the extent Inventory to be transferred to Hyperion is located at facilities owned or controlled by Ucyclyd, Ucyclyd shall transfer such Inventory, within *** after the Marketed Products Closing Date, to the location designated by Hyperion at Hyperion’s cost and expense. To the extent Inventory to be transferred to Hyperion is located at a manufacturer’s facility, Hyperion shall be responsible for arranging for the transfer of such Inventory to the location designated by Hyperion and, as necessary, Ucyclyd shall instruct the manufacturer to facilitate such transfer to Hyperion. Following the Marketed Products Closing Date and prior to the transfer of applicable Inventory, upon Hyperion’s request, Ucyclyd shall fill emergency orders from such Inventories as directed by Hyperion.

(d)        During the period of *** following the Marketed Products Closing Date, Hyperion will have *** audit right to confirm the manufacturing costs reported by Ucyclyd. In connection with such audit, the Parties shall comply with the audit and record-keeping requirements set forth on Schedule 7.10.

3.6.3    Technology Transfer.    No later than *** after the Marketed Products Closing Date, Ucyclyd shall deliver to Hyperion all Manufacturing Know-How and Marketed Products Know-How not already in Hyperion’s possession at the time of Marketed Products Closing.

3.6.4    Use of Ucyclyd Name During Transition.    If the Ucyclyd name is not included in the Assets transferred to Hyperion on the Marketed Products Closing, then during the period of *** following the Marketed Products Closing Date, Hyperion shall have the right to use the Ucyclyd name in connection with (a) the sale of Inventory labeled with the Ucyclyd name and (b) any other activities reasonably necessary to support the transition of the Transferred Marketed Products to Hyperion (but excluding for use on any part of Transferred Marketed Products (including any labeling and packaging) that were manufactured by or on behalf of Hyperion), in each case to the extent such use is consistent with applicable Legal Requirements.

3.6.5    Accounts Receivables.

(a)        Ucyclyd will be entitled to all revenue from sales of the Transferred Marketed Products until the Marketed Products Closing Date and will maintain liability for payment of all gross to net sales deductions (including returns, rebates and chargeback) of Transferred Marketed Products that were sold prior to the Marketed Products Closing Date. For clarity, if Ucyclyd exercises the Ammonul Option, Ucyclyd will continue to be entitled to all revenue from sales of Ammonul and will continue to maintain liability for all gross to net sales deductions of the Ammonul Product following the Marketed Products Closing Date.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

UCYCLYD / HYPERION ASSET PURCHASE AGREEMENT

AMENDED AND RESTATED COLLABORATION AGREEMENT

(b)        During the period of *** following the Marketed Products Closing Date, Hyperion will have *** audit right to confirm the allocation of revenue and deductions between pre-Marketed Products Closing Date sales and post-Marketed Products Closing Date sales. In connection with such audit, the Parties shall comply with the audit and record-keeping requirements set forth on Schedule 7.10.

(c)        In the event that following the Marketed Products Closing Date, Ucyclyd or its Affiliates receive any payment relating to any accounts receivable relating to the Assets or the Transferred Marketed Products that accrued on or following the Marketed Products Closing Date, such payment will be the property of, and will be promptly forwarded and remitted to, Hyperion. Ucyclyd or its Affiliates will endorse and deliver to Hyperion any cash, checks or other documents received by Ucyclyd or its Affiliates on account of any such accounts receivable and will advise Hyperion of any gross to net sales deductions that may arise subsequent to the Marketed Products Closing Date with respect to Transferred Marketed Products sold on or following the Marketed Products Closing Date.

(d)        In the event that following the Marketed Products Closing Date, Hyperion or its Affiliates receive any payment relating to any accounts receivable that accrued prior to the Marketed Products Closing Date, such payment will be the property of, and will be immediately forwarded and remitted to, Ucyclyd. Hyperion or its Affiliates will promptly endorse and deliver to Ucyclyd any cash, checks or other documents received by Hyperion or its Affiliates on account of any such accounts receivable and will advise Ucyclyd of any gross to net sales deductions that may arise subsequent to the Marketed Products Closing Date with respect to Transferred Marketed Products sold prior to the Marketed Products Closing Date.

ARTICLE 4

RIGHTS AND OBLIGATIONS OF THE PARTIES AFTER CLOSING

4.1    Commercialization of Transferred Marketed Products.

4.1.1    Commercialization.    Subject to the terms and conditions of this Agreement (including rights of Third Parties under the Distribution Agreements), on and following the Marketed Products Closing, Hyperion shall have the sole authority and responsibility for worldwide Commercialization of all Transferred Marketed Products, including the worldwide manufacture and supply of Transferred Marketed Products for use in all such Commercialization activities. Following the Marketed Products Closing, Hyperion shall be solely responsible for all costs and expenses for Commercialization of Transferred Marketed Products including the supply and manufacture thereof.

4.1.2    Pricing, Pricing Approvals and Product Distribution.    On and following the Marketed Products Closing, Hyperion shall have the sole authority for: (a) determining the overall pricing strategy for all Transferred Marketed Products; (b) obtaining Price Approvals for the Transferred Marketed Products as may be required; and (c) managing distribution of each Transferred Marketed Product in each applicable country.

4.1.3    Sales and Inventory.    On and following the Marketed Products Closing, subject to Section 3.6.4, Hyperion shall be responsible for booking sales, stocking inventory and collecting accounts receivable for all Transferred Marketed Products.

4.1.4    Labeling and Promotional Materials.    On and following the Marketed Products Closing:

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

UCYCLYD / HYPERION ASSET PURCHASE AGREEMENT

AMENDED AND RESTATED COLLABORATION AGREEMENT

(a)        Hyperion shall have the sole authority and responsibility for the development, use and approval of Promotional Materials for the Transferred Marketed Products and, for clarity, Ucyclyd shall not have any rights of review or approval; and

(b)        Hyperion shall have the sole authority and responsibility to seek and obtain any necessary FDA approvals of any label, labeling, package inserts and packaging, and Promotional Materials used in connection with the Transferred Marketed Products and for determining whether the same requires FDA submission or approval.

4.2    Development of Transferred Marketed Products.    On and following the Marketed Products Closing, Hyperion shall have the sole authority for conducting development activities with respect to the Transferred Marketed Products for any and all indications in any country or territory in the world solely at its expense.

ARTICLE 5

REGULATORY AND COMPLIANCE MATTERS

5.1    General Compliance.

(a)        Each Party shall comply, in all material respects, with all Legal Requirements applicable to it and its activities under the Agreement.

(b)        Each Party shall perform its obligations under the Agreement in compliance with all Federal health care program and FDA requirements, including the Federal anti-kickback statute, 42 U.S.C. § 1320a-7b(b) and all other Legal Requirements.

(c)        During the Pre-Closing Period, and thereafter to the extent arising from, activities prior to the Marketed Products Closing, Ucyclyd shall have the right to control, in its sole discretion, any response regarding any alleged violation or other failure to comply with any Legal Requirements, any law or regulation applicable to any Federal health care program, or applicable FDA requirements, in each case related to the Marketed Products. For any such response made after the Marketed Products Closing, Ucyclyd shall provide Hyperion with written notice of such response unless such notice is prohibited by applicable Legal Requirements or is impracticable under the circumstances.

(d)        Following the Marketed Products Closing, except to the extent arising from activities prior to the Marketed Products Closing, Hyperion shall have the sole authority and responsibility to respond regarding any such alleged violation or other failure to comply with any Legal Requirements, any law or regulation applicable to any Federal health care program, or applicable FDA requirements related to the Transferred Marketed Products.

5.2    Regulatory Filings and Approvals.

5.2.1    During the Pre-Closing Period.

(a)        Subject to the terms of Section 5.4 (Communication with Governmental Authorities or Regulatory Agencies), during the Pre-Closing Period, Ucyclyd shall have the sole authority and responsibility to maintain and seek revisions of any FDA approval for the Marketed Products, and Hyperion shall not file any document with the FDA or any other Governmental Authority or Regulatory Agency relating to any Marketed Product without the prior written consent of Ucyclyd; provided, however, that the foregoing shall not prevent Hyperion from making any filings with the FDA or any other Governmental Authority or

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

UCYCLYD / HYPERION ASSET PURCHASE AGREEMENT

AMENDED AND RESTATED COLLABORATION AGREEMENT

Regulatory Agency relating to HPN-100, even if such filings contain data regarding the Marketed Products but as long as such data is used accurately and in accordance with applicable Legal Requirements and Hyperion discloses to Ucyclyd, concurrent with or promptly after such filing, only those portions of such filings describing or characterizing data regarding the Marketed Products plus the actual data regarding the Marketed Products referenced therein.

(b)        Any information provided to Ucyclyd pursuant to subsection (a) shall be deemed to be Confidential Information of Hyperion. Ucyclyd and/or its Affiliates shall use such information solely for purposes of verifying that any data regarding the Marketed Products is used accurately and Hyperion has complied with applicable Legal Requirements. Ucyclyd and and/or its Affiliates shall not use such information for any other purpose, including for purposes of commercializing any of its or their products. Neither Ucyclyd nor any of its Affiliates shall claim any intellectual property rights based on such information. Access to such information shall be limited only to those personnel of Ucyclyd or its Affiliates who need to know such information in order to assess Hyperion’s compliance with applicable Legal Requirements (including review by external legal or regulatory counsel or consultants who are not otherwise advising Ucyclyd or its Affiliates with respect to orphan drug products). Notwithstanding anything the contrary set forth above, in no event shall such information be disclosed to personnel at Ucyclyd or its Affiliates who are responsible for commercial or research and development or regulatory decisions for any orphan drug product, whether marketed or in development; provided, however, that if the personnel, counsel, or consultants conducting the initial review of such information conclude in good faith that such information indicates that data regarding the Marketed Products is not being used accurately or that Hyperion has not complied with applicable Legal Requirements, then such information may be reviewed by those personnel responsible for regulatory decisions if necessary to confirm such conclusion. For the avoidance of doubt, Hyperion’s obligation to share such information with Ucyclyd under this Section 5.2.1 shall expire at the end of the Pre-Closing Period, and at such time, Ucyclyd shall return or destroy (and certify as destroyed) all copies of such information in the possession of Ucyclyd or its Affiliates. Any disputes between the Parties regarding Hyperion’s use of data regarding the Marketed Products in Hyperion’s filings for HPN-100 shall be resolved pursuant to Section 14.2, except that the arbitration shall be an expedited proceeding before *** as a single arbitrator, provided that he is available, and if he is not available, before a replacement arbitrator nominated by JAMS.

5.2.2    Following the Marketed Product Closing.    Subject to the terms of Section 5.4 (Communication with Governmental Authorities or Regulatory Agencies), on and following the Marketed Products Closing, (a) Hyperion shall have sole authority and responsibility to maintain and seek revisions of any Regulatory Approval for the Transferred Marketed Products; and (b) Ucyclyd shall not file any document with the FDA or any other Governmental Authority or Regulatory Agency relating to any Transferred Marketed Product without the prior written consent of Hyperion unless otherwise required to do so under applicable Legal Requirements (in which case Ucyclyd shall provide Hyperion with written notice of such filing unless such notice is prohibited by applicable Legal Requirements or is impracticable under the circumstances). For clarity, if Ucyclyd retains Ammonul Product the foregoing restriction does not apply with respect to Ammonul Product.

5.3    Adverse Events and Safety Reporting.    The Parties have previously entered into that certain Safety Data Exchange Agreement, dated August 23, 2007 (“SDEA”), which governs disclosure between the Parties of safety-related information relevant to Buphenyl Products and HPN-100. The Parties agree that, effective as of the Effective Date, the SDEA hereby is terminated.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

UCYCLYD / HYPERION ASSET PURCHASE AGREEMENT

AMENDED AND RESTATED COLLABORATION AGREEMENT

5.4    Communication with Governmental Authorities or Regulatory Agencies.

(a)        During the Pre-Closing Period, without the prior written consent of Ucyclyd or unless so required by applicable Legal Requirements (and then only pursuant to the terms of this Section 5.4(a)), Hyperion shall not correspond or communicate with the FDA or with any other Governmental Authority or Regulatory Agency, whether within the United States or otherwise, concerning the Marketed Products or otherwise take any action concerning any authorization or permission under which the Marketed Products are sold or any application for the same; provided, however, that the foregoing shall not prevent Hyperion from making any filings with the FDA or any other Governmental Authority or Regulatory Agency relating to HPN-100, even if such filings contain data regarding the Marketed Products but as long as such data is used accurately and in accordance with applicable Legal Requirements and Hyperion discloses to Ucyclyd, concurrent with or promptly after such filing, only those portions of such filings describing or characterizing data regarding the Marketed Products plus the actual data regarding the Marketed Products referenced therein. Any information provided to Ucyclyd pursuant to the preceding sentence shall be subject to the terms and conditions of subsection (b) of Section 5.2.1.

(b)        On and following the Marketed Products Closing, except as may be permitted in Section 3.6 or applicable Legal Requirements, Hyperion shall have the sole authority to correspond or communicate with the FDA or with any other Governmental Authority or Regulatory Agency, whether within the United States or otherwise, concerning the Transferred Marketed Products. In addition, on and following the Marketed Products Closing, upon receipt of any communication from the FDA or from any other Governmental Authority or Regulatory Agency relating to any Transferred Marketed Product, Ucyclyd shall forward immediately to Hyperion a copy or description of the same and respond to all inquiries by Hyperion relating thereto. If Ucyclyd is advised by its counsel that it must communicate with the FDA or with any other Governmental Authority or Regulatory) Agency, then Ucyclyd shall so advise Hyperion immediately and, unless the applicable Legal Requirements prohibit, provide Hyperion in advance with a copy of any proposed written communication with the FDA or any other Governmental Authority or Regulatory Agency and comply with any and all reasonable direction of Hyperion concerning any meeting or written or oral communication with the FDA or any other Governmental Authority or Regulatory Agency.

5.5    Complaints; Medical Inquiries; Product Information Requests.

(a)        Ucyclyd shall have the sole right to respond to any complaints from consumers, physicians or other Persons with respect to the Marketed Products during the Pre-Closing Period, and Hyperion shall have the sole right to respond to any such complaints with respect to the Transferred Marketed Products on and following the Marketed Products Closing. To the extent that Ucyclyd receives any complaints with respect to the Transferred Marketed Products on and following the Marketed Products Closing, Ucyclyd shall promptly (but in any event within ***) forward such complaints to Hyperion.

(b)        During the Pre-Closing Period, Ucyclyd shall respond to all medical inquiries and information requests with respect to the Marketed Products. On and following the Marketed Products Closing, Hyperion shall have the sole right, authority and responsibility to respond to such inquiries and requests with respect to Transferred Marketed Products. To the extent that Ucyclyd receives any such inquiries and requests with respect to the Transferred Marketed Products on and following the Marketed Products Closing, Ucyclyd shall promptly (but in any event within ***) forward such inquiries and requests to Hyperion.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

UCYCLYD / HYPERION ASSET PURCHASE AGREEMENT

AMENDED AND RESTATED COLLABORATION AGREEMENT

5.6    Recalls or Other Corrective Action.

(a)        Ucyclyd shall have sole authority and responsibility for, and shall make all decisions with respect to, any recall, market withdrawals or any other corrective action related to the Marketed Products during the Pre-Closing Period. Ucyclyd shall promptly (but in any event within ***) notify Hyperion in the event that Ucyclyd decides to initiate any recall or market withdrawal of a Marketed Product.

(b)        Hyperion shall have sole authority and responsibility for, and shall make all decisions with respect to, any recall, market withdrawals or any other corrective action related to the Transferred Marketed Products on and following Marketed Products Closing.

ARTICLE 6

GOVERNANCE

6.1    Dissolution of JSC.    As of the Effective Date of this Agreement, the JSC formed under the Prior Collaboration Agreement is hereby dissolved.

ARTICLE 7

OTHER PAYMENTS

7.1    Ucyclyd Payments.    From January 1, 2013, until the earlier of (a) the date of written notification from the FDA approving any NDA for HPN-100 for the treatment of UCD, (b) June 30, 2013 and (c) the date on which Hyperion declines in writing the option to the Marketed Products Rights, Ucyclyd will pay Hyperion $500,000 per month due on or before ***, pro-rated for any partial months. For clarity, if approval of any NDA for HPN-100 in UCD occurs prior to January 1, 2013, then no payments are due under this Section 7.1.

7.2    Hyperion Payments.    If Hyperion exercises the Marketed Products Option, Hyperion shall make the regulatory milestone payments, Net Sales milestone payments, and other ongoing payments, in each case, that are provided in Schedule 7.2.

7.3    No Reduction for Generic Equivalents. In the event any Person develops, markets, promotes, manufactures, sells, offers to sell, distributes or imports a Generic Equivalent, nothing in the Agreement shall be construed to allow a reduction in any of Hyperion’s payment obligations under the Agreement.

7.4    Payment Procedure.    All payments due under the Agreement shall be paid in United States Dollars by wire transfer, or by such other method mutually agreed upon by the Parties. Each Party shall designate an account for the receipt of the applicable payments due and shall provide the other Party with written wire instructions to such account.

7.5    Currency Conversion.    Monetary conversions from the currency of a foreign country, in which Transferred Marketed Products are sold, into U.S. currency shall be determined using the Average Exchange Rate. The “Average Exchange Rate” shall be the average of the official exchange rate in force in that country for financial transactions on the first and last Business Day of the calendar month for which the payments are being paid. If there is no such official exchange rate, the conversion shall be made at the rate for such remittances on the date as published in the United States edition of The Wall Street Journal.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

UCYCLYD / HYPERION ASSET PURCHASE AGREEMENT

AMENDED AND RESTATED COLLABORATION AGREEMENT

7.6    Taxes.

(a)        Each Party will be responsible for any and all Taxes applicable to its own business.

(b)        Each Party may withhold from payments due to the other Party any withholding Tax that is required by law to be paid to any taxing authority with respect to such payments. The Party that has withheld such Tax shall provide to the other Party all relevant documents and correspondence and written evidence of the payment of such Tax and any other cooperation or assistance as may be reasonably necessary to enable the Party subject to the withholding Tax to claim exemption from such Tax and to receive a full refund of such Tax or claim a foreign Tax credit. The Parties also agree to cooperate with each other in the event a Party seeks deductions under any double taxation or other similar treaty or agreement from time to time in force.

(c)        The Parties will cooperate to more accurately determine and minimize their respective Tax liability. Each Party will provide Tax information or Tax documents reasonably requested by the other Party. Each Party will promptly notify the other of any claim for Taxes asserted with respect to the Agreement by a taxing authority with jurisdiction over either Party. With respect to any claim arising out of a Tax form or return signed by a Party to the Agreement, the signing Party may control the response to and settlement of the claim, but the other Party shall have the right to participate to the extent it may be liable.

7.7    Continuing Payment Obligations.    The obligation of each Party to pay any and all payments required under the Agreement shall remain in effect notwithstanding any alleged infringement by any Person of any of the Transferred Marketed Products, the Marketed Products Technology, or the Ucyclyd Manufacturing Technology.

7.8    Late Payments.    Any undisputed payments owed by a Party to the other Party under the Agreement that are not paid on or before the date such payments are due shall accrue daily interest, to the extent permitted by applicable Legal Requirements, at the rate announced by Bank of America (or its successor) as its prime rate in effect on the date that such payment was first due plus *** percent (***%).

7.9    No Additional Payment.    Except as expressly set forth in the Agreement, the Parties shall have no obligation under the Agreement to pay or reimburse the other Party for any other amounts, including any other costs or expenses incurred by the other Party in connection with the performance of its obligations under the Agreement. This provision shall in no way limit a Party’s ability to collect damages for any breach by the other Party or in any way limit a Party’s indemnification obligations under the Agreement.

7.10  Financial Audit and Record-Keeping Requirements.    The Parties shall comply with the audit and record-keeping requirements set forth on Schedule 7.10.

7.11  No Set-Off.    Except as expressly provided in the Agreement, neither Party shall have the right to set off any amounts due from the other Party against any undisputed damages, charges or other amounts due from such Party to such other Party.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

UCYCLYD / HYPERION ASSET PURCHASE AGREEMENT

AMENDED AND RESTATED COLLABORATION AGREEMENT

ARTICLE 8

INTELLECTUAL PROPERTY

8.1    Ownership Rights of Intellectual Property.    Subject to the terms and conditions of this Agreement, ownership of intellectual property shall be determined as set forth in this Section 8.1 (Ownership Rights of Intellectual Property).

8.1.1  Pre-Closing.

(a)        Marketed Products Technology.    Until the Marketed Products Closing, Ucyclyd remains the sole and exclusive owner of all Marketed Products Technology and all Marketed Products Technology is considered the Confidential Information of Ucyclyd. For clarity, if the Marketed Products Closing does not occur, Ucyclyd remains the sole and exclusive owner of all Marketed Products Technology and all Marketed Products Technology remains the Confidential Information of Ucyclyd.

(b)        Ucyclyd Manufacturing Technology.    Ucyclyd remains the sole and exclusive owner of all Ucyclyd Manufacturing Technology at all times prior to the Marketed Products Closing and during such period all Ucyclyd Manufacturing Technology is considered the Confidential Information of Ucyclyd.

8.1.2  On and Following Marketed Products Closing.

(a)        Marketed Products Technology.    Upon the Marketed Products Closing, Ucyclyd shall assign all Marketed Products Technology to Hyperion under the Technology Assignment Agreement. Thereafter, Hyperion shall be the sole and exclusive owner of all such Marketed Products Technology and all such assigned Marketed Products Technology shall be considered the Confidential Information of Hyperion. For clarity, if Ucyclyd exercises the Ammonul Option, Ucyclyd remains the sole and exclusive owner of all Ammonul Specific Know-How and all Ammonul Specific Know-How remains the Confidential Information of Ucyclyd.

(b)        Ucyclyd Manufacturing Technology.    On and following the Marketed Products Closing, Ucyclyd remains the sole and exclusive owner of all Ucyclyd Manufacturing Technology, and during such period all Ucyclyd Manufacturing Technology is considered the Confidential Information of Ucyclyd, in each case subject to assignment of the Ucyclyd Manufacturing Technology to Hyperion pursuant to Section 8.2.1. For clarity, on and following the Marketed Products Closing, the Ucyclyd Manufacturing Technology is licensed to Hyperion pursuant to Section 8.2.1, unless and until assigned to Hyperion as provided therein.

(c)        Ucyclyd’s Cooperation.    On and following the Marketed Products Closing, Ucyclyd shall, on behalf of itself and all Affiliates, cooperate with Hyperion to provide all assistance to and execute all documents reasonably required by Hyperion to establish, assign, perfect and affirm any and all of Hyperion’s rights to Marketed Products Technology in accordance with subsection (a) of Section 8.1.2. On and following assignment of the Ucyclyd Manufacturing Technology to Hyperion pursuant to Section 8.2.1, Ucyclyd shall, on behalf of itself and all Affiliates, cooperate with Hyperion to provide all assistance to and execute all documents reasonably required by Hyperion to establish, assign, perfect and affirm any and all of Hyperion’s rights to such Ucyclyd Manufacturing Technology. In the case of any cooperation provided by Ucyclyd following the *** of the Marketed Products Closing with respect to the Marketed Products Technology and following the *** of the assignment pursuant to Section 8.2.1 with respect to the Ucyclyd Manufacturing Technology, Hyperion agrees to reimburse Ucyclyd for the actual, documented, out-of-pocket costs and expenses incurred by

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

UCYCLYD / HYPERION ASSET PURCHASE AGREEMENT

AMENDED AND RESTATED COLLABORATION AGREEMENT

Ucyclyd in connection with such cooperation. Ucyclyd shall use commercially reasonable efforts to secure the signature of Ucyclyd or its Affiliates (as the case may be) to any document required to file, prosecute, register or memorialize the assignment of any rights described in this subsection (c); provided, however, if Ucyclyd is unable to secure such signature within *** of any request by Ucyclyd for such signature, Ucyclyd hereby irrevocably designates and appoints Hyperion and Hyperion’s duly authorized officers and agents as Ucyclyd’s agents and attorneys-in-fact to act for and on Ucyclyd’s behalf and instead of Ucyclyd solely to the extent required to further the filing, prosecution, registration, memorializing of assignment, issuance and enforcement of such rights and only to the extent Ucyclyd was unable to secure such signature, all with the same legal force and effect as if executed by Ucyclyd. The foregoing is deemed a power coupled with an interest and is irrevocable.

8.2    Licenses.

8.2.1    Ucyclyd Manufacturing Technology.

(a)        On and after the Marketed Products Closing, subject to the terms and conditions of the Agreement, Ucyclyd hereby grants to Hyperion a worldwide, perpetual, ***, exclusive (even as to Ucyclyd except as set forth in this subsection (a)), sublicenseable (through multiple tiers), fee-earning license under the Ucyclyd Manufacturing Technology to make or have made the Transferred Marketed Products; provided, however, Ucyclyd and its Affiliates shall retain the right to use the Ucyclyd Manufacturing Technology to make or have made any products as to which Ucyclyd and its Affiliates are not otherwise restricted pursuant to Section 7.02 of the APA. Upon expiration of the Term, if Hyperion has closed on the purchase of the Marketed Products Rights and Ucyclyd did not exercise the Ammonul Option, the Ucyclyd Manufacturing Technology shall be promptly assigned to Hyperion and deemed Confidential Information of Hyperion; provided, however, effective upon such assignment to Hyperion, Hyperion hereby grants to Ucyclyd a worldwide, perpetual, ***, non-exclusive, sublicenseable (through multiple tiers), fully-paid license under the Ucyclyd Manufacturing Technology to make or have made any products as to which Ucyclyd and its Affiliates are not otherwise restricted pursuant to Section 7.02 of the APA.

(b)        Prior to any assignment of the Ucyclyd Manufacturing Technology to Hyperion pursuant to subsection (a) above, all Ucyclyd Manufacturing Technology shall be considered the Confidential Information of Ucyclyd, and to the extent that Hyperion takes possession of, or otherwise has access to, any Ucyclyd Manufacturing Technology, Hyperion agrees to keep such Ucyclyd Manufacturing Technology confidential in accordance with the confidentiality and non-disclosure obligations set forth in this Agreement protecting Ucyclyd Confidential Information. Hyperion also shall ensure that its contract manufacturers and any other Third Parties being granted access to Ucyclyd Manufacturing Technology as permitted in this Agreement shall keep the Ucyclyd Manufacturing Technology confidential. The foregoing shall not be construed as a limitation on Hyperion’s rights to access such Ucyclyd Manufacturing Technology or to practice the rights (either by itself or through a Third Party) granted to it under this Agreement.

8.2.2    Licenses to Ucyclyd.

(a)        If Hyperion exercises the Marketed Products Option and Ucyclyd exercises the Ammonul Option, then, on and after the Marketed Products Closing Date, subject to the terms and conditions of this Agreement, Hyperion hereby grants to Ucyclyd a worldwide, perpetual, ***, non-exclusive, sublicenseable (through multiple tiers), fully-paid license, under the Marketed Products Technology assigned to Hyperion under this Agreement, to research, develop, make, have made, use, sell, offer for sale, and import (i) the Ammonul Product, (ii) ***

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

UCYCLYD / HYPERION ASSET PURCHASE AGREEMENT

AMENDED AND RESTATED COLLABORATION AGREEMENT

and (iii) any other products containing, in combination, sodium phenylacetate (including any salts, analogs, metabolites, prodrugs and other physical forms or derivatives of sodium phenylacetate) and sodium benzoate (including any salts, analogs, metabolites, prodrugs and other physical forms or derivatives of sodium benzoate) that are not otherwise restricted pursuant to Section 7.02 of the APA).

(b)        If Hyperion exercises the Marketed Products Option, then, on and after the Marketed Products Closing Date, subject to the terms and conditions of this Agreement, Hyperion hereby grants to Ucyclyd, a limited, perpetual, ***, non-exclusive, non-transferable (except as permitted by Section 15.14), fully-paid right to use and reference the UCD Data assigned to Hyperion under this Agreement solely for any products as to which Ucyclyd and its Affiliates are not otherwise restricted pursuant to Section 7.02 of the APA.

8.2.3    Retained Know-How.    Nothing in this Agreement or the APA shall preclude the employees or contractors of either Party or their respective Affiliates from using Know-How that is retained in their unaided memories. As used herein, “unaided memory” means that the applicable employee or contractor did not intentionally memorize the Know-How for the purpose of appropriating the Know-How and subsequently using or disclosing it. Nothing in this Section 8.2.3 shall be deemed to grant to either Party a license under the other Party’s patents or copyrights.

8.3    Trademarks, Domain Names and 1-888 Phone Number.

8.3.1    Ownership.

(a)        During the Pre-Closing Period, Ucyclyd shall remain the sole and exclusive owner of all Marketed Products Marks, it being understood that some or all of the Marketed Products Marks will be assigned to Hyperion as part of the Assets for the Transferred Marketed Products at the Marketed Products Closing. Nothing contained in this Agreement shall be construed to prohibit Hyperion from referring to the Marketed Products, in a fair and accurate manner and consistent with applicable Legal Requirements, in written or electronic descriptions of Hyperion’s rights to the Marketed Products that are consistent with Section 15.9 or in written or electronic descriptions of clinical trials conducted by or on behalf of Hyperion that utilize, at least in part, Marketed Products. Notwithstanding the foregoing, Hyperion acknowledges that (i) under the Distribution Agreements, certain Third Party distributors outside the United States have been granted exclusive rights to use Marketed Products Marks in connection with distribution of Marketed Products outside of the United States, and (ii) Hyperion’s rights to the Marketed Products Marks on and after the Marketed Products Closing shall be subject to the rights then existing that have been granted to distributors outside of the United States under the Distribution Agreements.

(b)        Hyperion shall at all times remain the sole and exclusive owner of the Hyperion Marks.

8.3.2    Domain Names and 1-888 Phone Number.    During the Pre-Closing Period, Ucyclyd shall remain the sole and exclusive owner of all Domain Names and the 1-888 Phone Number, and shall be responsible for the maintenance of, and shall maintain in effect, such Domain Names and the 1-888 Phone Number. If Ucyclyd does not exercise the Ammonul Option, then at the Marketed Products Closing, Ucyclyd shall assign to Hyperion all right, title, and interest in and to the Domain Names that are part of the Assets and the 1-888 Phone Number, and thereafter Hyperion shall be responsible for such maintenance. If Ucyclyd does exercise the Ammonul Option, then (a) at the Marketed Products Closing, Ucyclyd shall assign to Hyperion all right, title, and interest in and to the Domain Names that are included in

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

UCYCLYD / HYPERION ASSET PURCHASE AGREEMENT

AMENDED AND RESTATED COLLABORATION AGREEMENT

the applicable Assets for the Buphenyl Products, (b) Ucyclyd shall retain ownership (and maintenance responsibility) for the Domain Names that are not included in the Assets and the 1-888 Phone Number, and (c) as soon as reasonably practicable following the Marketed Products Closing, Ucyclyd shall work with Hyperion to ensure that customers of the Transferred Marketed Products who call the 1-888 Phone Number are provided with the option of being forwarded to a phone number designated by Hyperion.

8.4    Covenant Not to Sue.

(a)        If Hyperion exercises the Marketed Products Option, Ucyclyd agrees, effective as of the Marketed Products Closing Date, that neither it nor any of its Affiliates shall assert or attempt to enforce against Hyperion, its Affiliates, or any of its or their licensees, sublicensees, or distributors of a Transferred Marketed Product (each, a “Hyperion Party”), any intellectual property right owned or licensed by Ucyclyd or any Affiliate (including any intellectual property owned or licensed by successors or assigns of Ucyclyd or its Affiliates that is based on an intellectual property right owned or licensed by Ucyclyd or any Affiliate), as of the Marketed Products Closing Date or thereafter, with respect to the development, use, making, having made, importing, selling, or offering for sale, by or on behalf of a Hyperion Party anywhere in the world, of a Transferred Marketed Product solely to the extent that the Transferred Marketed Product is an Existing Marketed Product and solely with respect to the applicable Existing Indications for such Existing Marketed Product. For clarity, this subsection (a) extends to any successors or assigns of a Hyperion Party and is binding on the successors and assigns of Ucyclyd and its Affiliates.

(b)        Hyperion agrees, effective as of the Effective Date, that neither it nor any of its Affiliates shall assert or attempt to enforce against Ucyclyd, its Affiliates, or any of its or their licensees, sublicensees, or distributors of a Marketed Product (each, a “Ucyclyd Party”), any intellectual property right owned or licensed by Hyperion or its Affiliates (including any intellectual property owned or licensed by successors or assigns of Hyperion or its Affiliates that is based on an intellectual property right owned or licensed by Hyperion or any Affiliate), as of the Effective Date or thereafter, with respect to: (i) the development, use, making, having made, importing, selling, or offering for sale during the Pre-Closing Period (and thereafter, if Hyperion does not exercise the Marketed Products Option), by or on behalf of a Ucyclyd Party anywhere in the world, of a Marketed Product solely to the extent that such Marketed Product is an Existing Marketed Product and solely with respect to the applicable Existing Indications for such Existing Marketed Product; and (ii) if Ucyclyd exercises the Ammonul Option, the development, use, making, having made, importing, selling, or offering for sale on or after the Marketed Products Closing Date, by or on behalf of a Ucyclyd Party anywhere in the world, of any or all Ammonul Product or *** solely to the extent that the Ammonul Product and ***, as the case may be, are Existing Ammonul Products and solely with respect to the applicable Existing Indications for such Existing Marketed Product. The foregoing covenant shall not apply to the extent of any activities by a Ucyclyd Party that are otherwise restricted pursuant to Section 7.02 of the APA. For clarity, this subsection (b) extends to any successors or assigns of a Ucyclyd Party and is binding on the successors and assigns of Hyperion and its Affiliates.

8.5    No Liens.    Except as expressly set forth in the Agreement, during the Pre-Closing Period, neither Ucyclyd nor its Affiliates shall sell, transfer, assign, mortgage, pledge, lease, grant a security interest in (e.g., as collateral for a loan or other financing) or otherwise encumber (other than granting licenses in the ordinary course of business where the terms of such licenses do not extend beyond the Marketed Products Closing Date) any of the Marketed Products Technology or the Ucyclyd Manufacturing Technology.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

UCYCLYD / HYPERION ASSET PURCHASE AGREEMENT

AMENDED AND RESTATED COLLABORATION AGREEMENT

ARTICLE 9

PATENTS AND LICENSED MARKS

9.1    Patent Prosecution and Maintenance.

9.1.1    Marketed Products Patents

(a)        During the Pre-Closing Period, Ucyclyd shall have the sole and exclusive right to file, prosecute, and maintain Marketed Products Patents anywhere in the world.

(b)        Effective upon the Marketed Products Closing, Hyperion shall have the sole right to control prosecution and maintenance of the Marketed Products Patents. Promptly following the Marketed Products Closing Date, Ucyclyd shall transfer to Hyperion any and all documents constituting or comprising Ucyclyd’s patent prosecution files for the Marketed Products Patents. Ucyclyd shall assist and cooperate with Hyperion, upon Hyperion’s request and sole expense, in Hyperion’s filing, prosecution or maintenance of the Marketed Products Patents. For the avoidance of doubt, following the Marketed Products Closing, Ucyclyd shall maintain the rights with respect to control of prosecution and maintenance of the Ucyclyd Manufacturing Patents as set forth in Section 9.1.2. The Parties agree that the Parties have a common interest with respect to the Marketed Products Patents.

9.1.2    Rights in Ucyclyd Manufacturing Patents

(a)        During the Term and subject to this Article 9 (Patents and Licensed Marks), as between Hyperion and Ucyclyd, Ucyclyd shall have the first right to file, prosecute, and maintain Ucyclyd Manufacturing Patents. If, following the Marketed Products Closing, Ucyclyd files a Ucyclyd Manufacturing Patent under this Section 9.1.2, following the date of such filing, Ucyclyd shall provide Hyperion with a copy of the filed application, office action, response to office action, request for terminal disclaimer, request for reissue or reexamination with respect to such Ucyclyd Manufacturing Patent and Hyperion shall have the right to provide any comments or suggestions with respect to such filing and the continued prosecution and amendment of such filing, including any reasonably requested claim amendments to any patent application, responses to office actions or requests for reissue or reexamination. Ucyclyd shall use good faith efforts to consider such comments and suggestions. Following the expiration of the Term, Ucyclyd shall transfer to Hyperion any and all documents constituting or comprising Ucyclyd’s patent prosecution files for the Ucyclyd Manufacturing Patents. The Parties agree that the Parties have a common interest with respect to the Ucyclyd Manufacturing Patents.

(b)        Hyperion has the right to request Ucyclyd to file for, and to maintain Ucyclyd Manufacturing Patents in the United States and foreign countries if such rights are available, if practicable. Hyperion shall submit such notice in writing and shall identify the countries in which Hyperion requests for such Ucyclyd Manufacturing Patents to be filed. Ucyclyd shall have the right in its sole discretion to prepare, file and maintain such Ucyclyd Manufacturing Patents provided that Ucyclyd shall not be required to file in foreign countries if such request from Hyperion is not received from Hyperion at least *** prior to any statutory required filing date in the applicable foreign country for the patent application.

(c)        If, at any time following the Marketed Products Closing, Ucyclyd decides not to file any application as set forth in Section 9.1.2(b), or to discontinue the prosecution or maintenance of any Ucyclyd Manufacturing Patents, Ucyclyd shall notify Hyperion in writing promptly, but in no event later than *** prior to the next deadline for filing or due date for any

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

UCYCLYD / HYPERION ASSET PURCHASE AGREEMENT

AMENDED AND RESTATED COLLABORATION AGREEMENT

response without any petition for extension. Hyperion shall have the right, but not the obligation, to undertake such filing, prosecution or maintenance of such particular Ucyclyd Manufacturing Patents, and Ucyclyd shall assist and cooperate with Hyperion in connection with all such filings, prosecution and maintenance at Hyperion’s request and sole expense.

9.1.3    Patent Prosecution and Maintenance Costs.

(a)        During the Pre-Closing Period, Ucyclyd shall be responsible solely for any and all costs and expenses incurred in connection with any filings, prosecution and maintenance of any Marketed Products Patents. During the Term, Ucyclyd shall be responsible for any and all costs and expenses incurred in connection with any filings, prosecution and maintenance of any Ucyclyd Manufacturing Patents; provided that Hyperion shall be responsible for Third Party costs and expenses with respect to Ucyclyd Manufacturing Patents for any filings requested by Hyperion pursuant to Section 9.1.2(b). Each Party shall reimburse the other Party promptly following invoice with respect to any such costs and expenses subject to reimbursement hereunder.

(b)        On and after the Marketed Products Closing, (i) Hyperion shall be responsible solely for any and all costs and expenses incurred in connection with any filings, prosecution and maintenance of any Marketed Products Patents, and (ii) Ucyclyd shall be responsible for any and all costs and expenses incurred in connection with any filings, prosecution and maintenance of any Ucyclyd Manufacturing Patents; provided that Hyperion shall be responsible for Third Party costs and expenses with respect to Ucyclyd Manufacturing Patents for any filings requested by Hyperion pursuant to Section 9.1.2(b).

9.2    Enforcement.

9.2.1    Pre-Closing.  During the Pre-Closing Period, Ucyclyd shall have the sole and exclusive right to institute, prosecute, and control any action or proceeding with respect to any infringement of the Marketed Products Patents or the Ucyclyd Manufacturing Patents (an “Action”), at its sole expense.

9.2.2    Post-Closing.

(a)        Effective upon the Marketed Products Closing, Hyperion shall have the sole right to institute, prosecute, and control any Action with respect to the Marketed Products Patents, at its own expense. If such an Action was initiated prior to Marketed Products Closing and continues on and following Marketed Products Closing, the Parties shall co-operate and transition the control of such Action and all information, filings, documents and other materials relating thereto from Ucyclyd to Hyperion. Ucyclyd shall assist Hyperion in such Action on and following Marketed Products Closing upon Hyperion’s request and at Hyperion’s sole expense (provided such expenses are reasonable), and shall consent to be joined as a party in such Action where required by the applicable Legal Requirements. Any recovery from such Action shall first be used to reimburse each Party for its costs and expenses incurred in connection with such Action. Any remaining recovery shall be retained by Hyperion; provided, however, that ***.

(b)        On and following the Marketed Products Closing with respect to the Ucyclyd Manufacturing Patents:

(i)        Ucyclyd shall have the first right to institute, prosecute, and control any Action with respect to any infringement of the Ucyclyd Manufacturing Patents, at its sole expense. Hyperion agrees to cooperate fully with Ucyclyd, at Ucyclyd’s request and

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

UCYCLYD / HYPERION ASSET PURCHASE AGREEMENT

AMENDED AND RESTATED COLLABORATION AGREEMENT

expense (provided such expenses are reasonable), in any such Action, and to be joined as a party in such Action where required by the applicable Legal Requirements.

(ii)        If Ucyclyd declines to bring or defend any such Action within *** following receipt of a written request from Hyperion to do so; or Ucyclyd discontinues the enforcement or defense of any such Action, Hyperion shall have the right (subject to the sentence below), but not the obligation, to undertake such Action at its sole discretion and expense, to institute, prosecute, and control such Action using counsel of its own choice. In such case, Ucyclyd shall assist Hyperion in such Action at Hyperion’s request and expense (provided such expenses are reasonable), and shall consent to be joined as a party in such Action where required by the applicable Legal Requirements.

(iii)      The Party instituting an Action under this Section 9.2 shall keep the other Party fully informed of the progress of any negotiations and proceedings related to any such Action and shall consult with the other Party and obtain the other Party’s prior written consent to make any final settlement, consent judgment or other voluntary disposition of the matter. Any recovery from such Action shall first be used to reimburse each Party for its costs and expenses incurred in connection with such Action, and the remainder of such recovery shall split between the Parties, with *** percent (***%) being retained by the Party instituting the Action and *** percent (***%) being retained by the other Party.

9.2.3    Settlements.    In no event shall either Party settle any Action referred to in this Section 9.2 with any Third Party, if such settlement would have a material adverse effect on any of the current or future rights of the other Party (as determined by that Party in its reasonable discretion), without the prior written approval of such other Party, which approval shall not be unreasonably withheld. With respect to any recovery made by Hyperion pursuant to an Action brought by Hyperion against a Third Party for the infringement of any Marketed Product Patent, such recovery, net of any actual expenses or costs incurred by Hyperion in obtaining such recovery (including reasonable legal and expert fees), shall be ***.

9.3    Prosecution and Maintenance of Marketed Products Marks and Domain Names.

(a)        During the Pre-Closing Period, Ucyclyd shall be solely responsible for filing, prosecution and maintenance of the Marketed Products Marks, including filing all necessary maintenance and use documents and applying for renewal. At any time during the Term, Hyperion shall execute any documents as shall be reasonably required by Ucyclyd to confirm Ucyclyd’s ownership of the Marketed Products Marks or to otherwise give effect to the provisions of this Agreement.

(b)        Hyperion shall be solely responsible for filing, prosecution and maintenance of the Hyperion Marks, including filing all necessary maintenance and use documents and applying for renewal. At any time during the Term, Ucyclyd shall execute any documents as shall be reasonably required by Hyperion to confirm Hyperion’s ownership of the Hyperion Marks or to otherwise give effect to the provisions of this Agreement.

(c)        Each Party shall bear all expenses incurred in connection with the filing, prosecution and maintenance of any trademarks or Domain Names (including the 1-888 Phone Number) owned by such Party.

9.4    Enforcement of Licensed Marks.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

UCYCLYD / HYPERION ASSET PURCHASE AGREEMENT

AMENDED AND RESTATED COLLABORATION AGREEMENT

During the Pre-Closing Period, Ucyclyd shall have the sole and exclusive right, but not the obligation, to institute an action or a proceeding at its sole expense against any such infringement with respect to the Marketed Products Marks (including the Domain Names and the 1-888 Phone Number, to the extent each contain a Licensed Mark and are owned by Ucyclyd). Following the Marketed Products Closing, Hyperion shall have the sole and exclusive right to institute such action or proceeding with respect to the Marketed Products Marks.

9.5    USPTO Inter Partes Proceedings for Licensed Marks.  During the Pre-Closing Period, Ucyclyd shall have the sole right, but not the obligation, to institute, defend, control and settle any inter partes proceedings instituted in the United States Patent and Trademark Office or, if in a foreign country, the equivalent governing body, with respect to Marketed Products Marks.

9.6    No Contest.

9.6.1    For Patents.

(a)        During the Pre-Closing Period, Hyperion shall not directly or indirectly, individually, or in association or in combination with any other Person, attack or contest the validity, enforceability, status, registration of, or Ucyclyd’s ownership of, or right in or to use the Marketed Products Technology, including products, methods and processes in whole or in part based on, utilizing or otherwise incorporating the Marketed Products Technology, nor shall Hyperion willingly become an adverse party to Ucyclyd in any action contesting the validity, enforceability, status or registration of, or any of their ownership of or rights in or to use, the Marketed Products Technology, as the case may be. Notwithstanding the foregoing, Hyperion in response to any objection or rejection issued by a patent authority shall be able to comment to such patent authority on Marketed Products Technology during patent prosecution according to Section 9.1 and such comment shall not be interpreted as any violation of this Section 9.6.1.

(b)        At any time, Hyperion shall not directly or indirectly, individually, or in association or in combination with any other Person, attack or contest the validity, enforceability, status, registration of, or Ucyclyd’s ownership of, or right in or to use the Ucyclyd Manufacturing Technology thereupon, including products, methods and processes in whole or in part based on, utilizing or otherwise incorporating the Ucyclyd Manufacturing Technology, nor shall Hyperion willingly become an adverse party to Ucyclyd in any action contesting the validity, enforceability, status or registration of, or any of their ownership of or rights in or to use, the Ucyclyd Manufacturing Technology, as the case may be. Notwithstanding the foregoing, Hyperion in response to any objection or rejection issued by a patent authority shall be able to comment to such patent authority on Ucyclyd Manufacturing Technology during patent prosecution according to Section 9.1 and such comment shall not be interpreted as any violation of this Section 9.6.1.

(c)        On and following the Marketed Products Closing, Ucyclyd shall not directly or indirectly, individually, or in association or in combination with any other Person, attack or contest the validity, enforceability, status, registration of, or Hyperion’s ownership of, or right in or to use the Marketed Products Technology, including products, methods and processes in whole or in part based on, utilizing or otherwise incorporating the Marketed Products Technology, nor shall Ucyclyd willingly become an adverse party to Hyperion (or any licensors of the Marketed Products Technology, if applicable) in any action contesting the validity, enforceability, status or registration of, or any of its (or their) ownership of or rights in, the Marketed Products Technology, as the case may be.

9.6.2    For Licensed Marks and Hyperion Marks.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

UCYCLYD / HYPERION ASSET PURCHASE AGREEMENT

AMENDED AND RESTATED COLLABORATION AGREEMENT

(a)        At any time, Hyperion agrees that it shall not: (i) contest, oppose or challenge, or assist any Person in contesting, opposing or challenging, Ucyclyd’s ownership of the Marketed Products Marks (including the Domain Names and the 1-888 Phone Number, to the extent each contain a Marketed Products Mark) or (ii) at any time do or suffer to be done any act or thing that will in any way impair Ucyclyd’s ownership of the Marketed Products Marks, the Domain Names and the 1-888 Phone Number or any registration thereof. Hyperion shall not register or attempt to register any Marketed Products Marks (including the Domain Names and the 1-888 Phone Number, to the extent each contain a Marketed Products Mark) or any marks confusingly similar to the Marketed Products Marks (including the Domain Names and the 1-888 Phone Number, to the extent each contain a Marketed Products Mark) or any other mark owned by Ucyclyd in any jurisdiction without the prior written consent of Ucyclyd. This Section 9.6.2(a) shall only apply to a particular Marketed Products Mark, a particular Domain Name, or the 1-888 Phone Number if it has not been assigned to Hyperion hereunder.

(b)        At any time, Ucyclyd agrees that it shall not: (i) contest, oppose or challenge, or assist any Person in contesting, opposing or challenging, Hyperion’s ownership of the Hyperion Marks; or (ii) at any time do or suffer to be done any act or thing that will in any way impair Hyperion’s ownership of the Hyperion Marks or any registration thereof. Ucyclyd shall not at any time register or attempt to register any marks or any marks confusingly similar to the Hyperion Marks without the prior written consent of Hyperion.

ARTICLE 10

REPRESENTATIONS AND WARRANTIES

10.1  Mutual Representations and Warranties.    Each Party represents and warrants to the other Party that:

(a)        such Party has the full corporate right, power, and authority to execute, deliver, and perform the Agreement and to consummate the transactions contemplated hereby and thereby and the execution, delivery, and performance of the Agreement and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of such Party;

(b)        the Agreement has been duly executed and delivered by an authorized officer of such Party, and is a legal, valid, and binding obligation of such Party enforceable against it in accordance with its terms, except as enforcement may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity) and the effect of applicable bankruptcy, insolvency, moratorium and other similar laws of general application relating to or affecting creditors’ rights generally, including the effect of statutory or other laws regarding fraudulent conveyances and preferential transfers;

(c)        such Party’s execution, delivery and performance of the Agreement shall not constitute a breach or default under any contract or agreement to which such Party is a party or by which it is bound or otherwise violate the rights of any Third Party or violate any Legal Requirement;

(d)        neither it nor any of its personnel (including subcontractors) carrying out activities under this Agreement have been nor are disqualified or debarred under Section 306 of the Federal Food, Drug and Cosmetic Act (as amended by the Generic Drug Enforcement Act of 1992), 21 U.S.C. § 336 or are listed on any Exclusion List;

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

UCYCLYD / HYPERION ASSET PURCHASE AGREEMENT

AMENDED AND RESTATED COLLABORATION AGREEMENT

(e)        during the Pre-Closing Period, it shall not use in any capacity the services of any Person debarred or disqualified under the provisions of Section 306 of the Federal Food, Drug and Cosmetic Act (as amended by the Generic Drug Enforcement Act of 1992), 21 U.S.C. § 336 or listed on an Exclusion List to carry out any activity under the Agreement and will notify the other Party immediately in the event the Party is made aware that any Person carrying out any activity under the Agreement is debarred or disqualified or listed on an Exclusion List; and

(f)        during the Pre-Closing Period, it shall not use any Ineligible Person or a Person on an Exclusion List in connection with the performance of any of its obligations or activities under the Agreement.

10.2  Additional Representations of Ucyclyd.  Ucyclyd represents to Hyperion, as of the Effective Date, that except as set forth on Schedule 10.2:

(a)        Ucyclyd owns good and marketable title to all of the Assets, free and clear of any and all Liens, and Medicis and its Affiliates (other than Ucyclyd) have assigned any and all of their rights and interests in and to all of the Assets to Ucyclyd;

(b)        Ucyclyd has not granted any rights to any Third Party to manufacture, sell or distribute the Marketed Products;

(c)        Schedule 10.2 contains a correct and complete list of all of the issued and unexpired patents and pending patent applications with respect to the manufacture, sale or use of Marketed Products and which are owned or licensed by Ucyclyd or its Affiliates;

(d)        neither Ucyclyd nor any officer, director or agent of Ucyclyd has employed any broker, finder, nor agent with respect to the Agreement or the transactions contemplated hereby;

(e)        (i) neither Ucyclyd nor its Affiliates has assigned, sublicensed or granted rights to any Third Party, any rights to the Marketed Products Technology, and (ii) there are no outstanding Liens made by Ucyclyd or its Affiliates on such Marketed Products Technology;

(f)        to Ucyclyd’s Actual Knowledge, all Assigned Agreements are valid, binding and enforceable in accordance with their respective terms, subject to: (i) applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally and by general equitable principles; and (ii) laws relating to the availability of specific performance, injunctive relief, or other equitable remedies against Ucyclyd and each other party thereto, and to the best of Ucyclyd’s Actual Knowledge are in full force and effect;

(g)        Ucyclyd has not received any written notice regarding any actual breach of, or default under any Assigned Agreement;

(h)        there are no Marketed Products Patents owned or controlled by Ucyclyd or its Affiliates; to the extent there are any Marketed Products Patents as of the Marketed Products Closing Date, to Ucyclyd’s Actual Knowledge, neither Ucyclyd nor any of its Affiliates has received any written notification from any Third Party alleging the invalidity or non-enforceability of any of the Marketed Products Patents owned or controlled by Ucyclyd or its Affiliates;

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

UCYCLYD / HYPERION ASSET PURCHASE AGREEMENT

AMENDED AND RESTATED COLLABORATION AGREEMENT

(i)        (i) to Ucyclyd’s Actual Knowledge, neither Ucyclyd nor any of its Affiliates has received any written notification from any Third Party alleging that the making, use or sale of any Marketed Product infringes the patents of such Third Party, and (ii) to Ucyclyd’s Actual Knowledge, there is no basis for such an allegation;

(j)        the Distribution Agreements and the Manufacturing Agreements constitute the entire list of agreements between Ucyclyd or any of its Affiliates on one side and any Third Party on the other side regarding the manufacture and distribution of the Marketed Products;

(k)       the Domain Names constitute the entire list of domain names owned by Ucyclyd or any of its Affiliates that contain the terms “Buphenyl,” “Ammonul” and “ureacycle” or, to Ucyclyd’s Actual Knowledge, that are specifically used or were registered by Ucyclyd or its Affiliates in connection with the marketing of the Marketed Products;

(l)        Ucyclyd has the right to grant to Hyperion the licenses granted to Hyperion under the Agreement; and

(m)      the rights and licenses granted to Hyperion by Ucyclyd under the Agreement constitute all of the rights and licenses in Ucyclyd’s possession that are necessary to exercise Hyperion’s rights under the Agreement and for Hyperion to perform its obligations under the Agreement.

10.3  Additional Representations and Warranties of Hyperion.  In addition to the other representations and warranties of Hyperion in the Agreement, Hyperion represents and warrants to Ucyclyd that:

(a)        neither it nor any personnel have been convicted of any offense currently required to be listed under FDA regulations;

(b)        any payment due by Hyperion to Ucyclyd under the Agreement shall not result in, or otherwise render, Hyperion insolvent or unable to pay its debts as they mature; and

(c)        that it is entering into the Agreement solely on the basis of (i) the representations and warranties made by Ucyclyd as set forth in this Article 10 and (ii) the results of its own inspections of the Assets, the intellectual property rights being licensed under the Agreement and the other rights being acquired under the Agreement, and as between Ucyclyd and Hyperion.

10.4  Obligation to Update Representations and Warranties.

(a)        If, at any time after the Effective Date through the Marketed Products Closing Date, any of the warranties of either Party contained in the Agreement are no longer true and correct, such Party shall notify the other Party promptly in writing specifying the basis for any such warranty no longer being true and correct.

(b)        At the Marketed Products Closing, except as set forth below in this subsection (b), Ucyclyd shall reaffirm the representations made to Hyperion under Section 10.2 effective as of the Marketed Products Closing Date and shall update Schedule 10.2 to reflect any disclosures to be made as of the Marketed Products Closing Date; provided, however, that: (i) the representation under Section 10.2(l) shall be made on the Marketed Products Closing Date only with respect to those licenses that continue to remain in effect

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

UCYCLYD / HYPERION ASSET PURCHASE AGREEMENT

AMENDED AND RESTATED COLLABORATION AGREEMENT

following the Marketed Products Closing Date as contemplated under the license rights granted as of the Marketed Products Closing Date (i.e., Commercialization and sale rights worldwide); and (ii) Hyperion acknowledges and agrees that any such amendment, supplement or disclosure shall not give rise to any liability of, or by, Ucyclyd unless such amendment, supplement or disclosure is made as of the Marketed Products Closing Date under Sections 10.2(a), (e)(i), (e)(ii), (k) or (l) above and the matter or item that is the subject of such amendment, supplement or disclosure: (A) is not due to the acts or omissions of Hyperion; (B) would have a material adverse effect on title to the Assets or the rights of Hyperion (or its Affiliates or sublicensees) to develop or commercialize the Assets, and (C) resulted from the acts or omissions of Ucyclyd. If all of the conditions described above have occurred, then upon written notice from Hyperion to Ucyclyd, Hyperion shall have the right to delay the Marketed Products Closing until Ucyclyd has cleared such effect on title to the Assets or the rights of Hyperion (or its Affiliates or sublicensees) to develop or commercialize the Assets. If Ucyclyd does not clear such effect within *** following receipt of written notice from Hyperion delaying the Marketed Products Closing, then Hyperion shall have the right to forego such purchase of the Marketed Products Rights, in which case the Term of the Agreement shall be considered terminated. For any other amendments, supplements, or disclosures made to Schedule 10.2, Hyperion shall have the right, at its sole option, to either (a) consummate the purchase of the Marketed Products Rights pursuant to Article 3 or (b) terminate the Term of the Agreement and forego such purchase of the Marketed Products Rights.

(c)        At the Marketed Products Closing, each of the Parties shall reaffirm the representations under Section 10.1(a), (b) and (c), effective as of the Marketed Products Closing Date, with respect to those documents to be executed by the Parties upon Marketed Products Closing.

10.5  Limitation of Warranties. EXCEPT AS SET FORTH IN THE AGREEMENT, EACH PARTY EXPRESSLY DISCLAIMS ANY AND ALL OTHER WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. THE PARTIES MAKE NO REPRESENTATIONS OR WARRANTIES TO EACH OTHER, EXCEPT AS EXPRESSLY CONTAINED IN THE AGREEMENT, AND ANY AND ALL PRIOR REPRESENTATIONS AND WARRANTIES MADE BY ANY PARTY OR ITS REPRESENTATIVES, WHETHER VERBALLY OR IN WRITING, ARE DEEMED TO HAVE BEEN MERGED INTO THE AGREEMENT, IT BEING INTENDED THAT NO SUCH PRIOR REPRESENTATIONS OR WARRANTIES SHALL SURVIVE THE EXECUTION AND DELIVERY OF THE AGREEMENT. EXCEPT AS EXPRESSLY SET FORTH HEREIN, NEITHER PARTY MAKES ANY REPRESENTATIONS OR WARRANTIES WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO: (A) MARKETED PRODUCTS TECHNOLOGY OR UCYCLYD MANUFACTURING TECHNOLOGY, OR (B) THE ISSUANCE, VALIDITY, SCOPE, UTILITY OR ENFORCEABILITY OF ANY OF THE MARKETED PRODUCTS PATENTS OR UCYCLYD MANUFACTURING PATENTS.

ARTICLE 11

TERM AND TERMINATION

11.1  Term.     The term of the Agreement shall commence on the Effective Date and unless terminated earlier in accordance with the terms of the Agreement, shall continue until the occurrence of one of the following events:

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

UCYCLYD / HYPERION ASSET PURCHASE AGREEMENT

AMENDED AND RESTATED COLLABORATION AGREEMENT

(a)        if the Marketed Products Option is not exercised, the expiration of the Marketed Products Option;

(b)        if the Marketed Products Option is exercised but the Marketed Products Closing does not occur, the Marketed Products Closing Deadline; or

(c)        if the Marketed Products Option is exercised and the Marketed Products Closing does occur, the date at which there are no remaining payment obligations between the Parties under the Agreement (the “Term”).

11.2  Termination Rights.  The Parties shall have the following termination rights:

(a)        Either Party shall have the right, but not the obligation, to terminate a royalty-bearing or fee-bearing license granted to the other Party under the Agreement, in the event the breaching Party fails to pay to the non-breaching Party under the Agreement an amount due with respect to such license and such failure to pay is not remedied within *** following the receipt of written notice of such failure to pay from the non-breaching Party. Such termination shall be effective on the expiration of such notice period if the breaching Party has failed to remedy such failure to pay prior to the expiration of such notice period. Termination of a license shall not affect any other licenses under the Agreement. In the event payment under this Agreement is disputed in good faith, the license shall not be terminated pending resolution of the dispute under Article 14. If the dispute is resolved such that payment is due, the license shall not be terminated unless and until the breaching Party fails to make such payment within *** after final resolution.

(b)        This Agreement shall be terminated pursuant to Section 3.5.4(d) for irresolvable challenge to any HSR filing in connection with the Marketed Products Closing.

11.3  Effect of Termination or Expiration.

(a)        The termination of this Agreement for any reason (other than termination of this Agreement under Section 11.2(b) or the expiration of the Term under Section 11.1(a) or 11.1(b)) shall not affect the Parties’ rights and obligations under the Agreement, and in particular, the Marketed Products Option, any and all licenses to intellectual property that are not otherwise terminated as permitted by Section 11.2(a) (and obligations to grant licenses to intellectual property in the future subject to termination as permitted by Section 11.2(a)) and any remaining payment obligations shall continue in full force and effect, notwithstanding such termination or expiration. For clarity, the Marketed Products Option shall terminate upon termination of this Agreement under Section 11.2(b) or the expiration of the Term under Section 11.1(a) or 11.1(b).

(b)        Following assignment of the Marketed Products Rights to Hyperion hereunder, termination or expiration of this Agreement for any reason shall not affect Hyperion’s ownership of the Marketed Products Rights.

(c)        In the event of any alleged breach or non-performance of the other Party, each Party shall have the right, subject to Section 13.6 and Article 14, to seek (i) monetary damages or (ii) any other remedy available to it at law or in equity that would not have the effect of affecting the Parties’ rights and obligations under this Agreement.

11.4  No Prejudice to Rights.    Termination of the Term of the Agreement shall be without prejudice to:

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

UCYCLYD / HYPERION ASSET PURCHASE AGREEMENT

AMENDED AND RESTATED COLLABORATION AGREEMENT

(a)        The rights of the Parties to any payments due prior to the effective date of termination;

(b)        Any remedies that either Party may then have under the Agreement or at law or in equity; and

(c)        Either Party’s right to obtain performance of any obligations set forth in the Agreement that survive termination by their express terms or as set forth in Section 10.5 (Limitation of Warranties).

11.5  Survival. In addition to any terms or conditions of the Agreement that by their express terms (including pursuant to Section 11.3, if applicable) or by the nature of the provision survive the termination of the Term of the Agreement, the following provisions shall survive any expiration or termination of the Term of the Agreement: any representation or warranty under Article 10 that is the subject of a claim which occurred prior to the expiration of the Term of the Agreement asserted by the Party seeking indemnification or a claim hereunder in a reasonably detailed writing delivered to the other Party prior to the termination or expiration of the Term of the Agreement shall survive with respect to such claim or dispute until the final resolution thereof; Article 12; Article 13; Article 14; Article 15; Section 7.10, Schedule 7.10 (until expiration of the period specified therein); Section 11.3; Section 11.4; and this Section 11.5. In addition, any other provision required to interpret and enforce the Parties’ rights and obligations under this Agreement also shall survive to the extent required for the full, observation and performance of this Agreement by the Parties hereto.

ARTICLE 12

CONFIDENTIALITY AND NONDISCLOSURE

12.1  Confidential Information.    “Confidential Information” means any technical, scientific, regulatory, clinical, medical, financial, marketing or business information disclosed by a Party to the other Party under the Agreement, the APA, the Prior Collaboration Agreement, or the Existing Confidentiality Agreement, irrespective of the form of the communication. Confidential Information also includes information or other property that is designated in this Agreement as constituting the “Confidential Information” of a Party.

12.2  Confidentiality Obligation.    Except to the extent expressly authorized by this Agreement, the APA, or the Party owning the particular item of Confidential Information, each Party shall keep confidential and shall not publish or otherwise disclose to any Third Party, or use for any purpose other than as set forth in this Agreement or the APA, any of the other Party’s Confidential Information.

12.3  Exceptions.    Each Party’s obligations set forth in this Article 12 shall not apply to any specific portion of information that it can establish:

(a)        was already known to the such Party, as evidenced by its written records, other than under an obligation of confidentiality, at the time of disclosure by the disclosing Party;

(b)        was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving Party;

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

UCYCLYD / HYPERION ASSET PURCHASE AGREEMENT

AMENDED AND RESTATED COLLABORATION AGREEMENT

(c)        became generally available to the public or otherwise part of the public domain after its disclosure other than through any act or omission of the receiving Party in breach of the Agreement or the Existing Confidentiality Agreement; or

(d)        was disclosed to the receiving Party, other than under an obligation of confidentiality, by a Third Party who had no obligation to the disclosing Party not to disclose such information to others.

Specific Confidential Information shall not be deemed to be available to the public or in the prior possession of the receiving Party merely because it is embodied in more general information available to the public or in the receiving Party’s possession. Any combination of known information shall be within any of the foregoing exceptions only if the combination as such is within such exception.

12.4  Authorized Disclosure

(a)        Each Party may disclose the other Party’s Confidential Information: (i) as required by an order from a court or governmental agency with competent jurisdiction; or (ii) if, and to the extent, such disclosure is otherwise necessary to comply with any applicable Legal Requirements, provided that such Party promptly informs the other Party of the need for such disclosure and uses commercially reasonable efforts to seek (or assist the disclosing Party in obtaining) a protective order or confidential treatment for such disclosure. If the receiving Party becomes aware of any unauthorized use or disclosure of the Confidential Information of the disclosing Party, the receiving Party shall promptly and fully notify the disclosing Party of all facts known to it concerning such unauthorized use or disclosure.

(b)        Each Party may disclose the other Party’s Confidential Information, to the extent such disclosure is reasonably necessary, to its Affiliates and its or their employees, agents, officers, directors, advisors, auditors, consultants, contractors, licensees or sublicensees on a need-to-know basis for the sole purpose of performing its obligations or exercising its rights under this Agreement; provided that in each case, the disclosees are bound by obligations of confidentiality and non-use consistent with those contained in this Agreement.

(c)        Each Party may disclose the other Party’s Confidential Information, to the extent such disclosure is reasonably necessary, to any bona fide potential or actual investor, acquirer, or merger partner (and any employees, agents, officers, directors, advisors, consultants, contractors thereof) for the sole purpose of evaluating an actual or potential investment, acquisition, or other similar transaction; provided that in connection with such disclosure, such Party shall use all reasonable efforts to inform each disclosee of the confidential nature of such Confidential Information and cause each disclosee to treat such Confidential Information as confidential.

12.5  Survival.    The obligations of confidentiality and non-disclosure under the Agreement shall survive the termination or expiration and non-renewal of the Term of the Agreement.

ARTICLE 13

INDEMNIFICATION, INSURANCE AND LIMITATION ON LIABILITY

13.1  Third Party Claims.    If Hyperion receives written notice of any claims, suits, proceedings or causes of action brought by any Third Party (the “Claims”) related to any Marketed Product, Hyperion shall promptly inform the other Party.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

UCYCLYD / HYPERION ASSET PURCHASE AGREEMENT

AMENDED AND RESTATED COLLABORATION AGREEMENT

13.2  Indemnification.

13.2.1  Indemnification by Ucyclyd. Ucyclyd shall defend, indemnify and hold Hyperion, its Affiliates and their respective directors, officers, employees, subcontractors, agents and representatives (collectively, the “Hyperion Indemnitees”) harmless from and against all Losses incurred in connection with any Third Party (including any Governmental Authority or Regulatory Agency) suit, claim, action or proceeding arising out of or resulting from any of the following, whether arising under the Prior Collaboration Agreement or on or after the Effective Date:

(a)        Ucyclyd’s breach of any representation, warranty or covenant by Ucyclyd set forth in this Agreement or the Prior Collaboration Agreement;

(b)        the development, manufacture, use, handling, marketing, promotion, storage, sale, importation, exportation or other disposition of any of the Marketed Products by any of the Ucyclyd Indemnitees or subcontractors, including liabilities for death, personal injury or product liability resulting from any of the foregoing;

(c)        any actual or alleged bodily injury or death, damage to personal or real property, notwithstanding the form in which any such action is brought (e.g., contract, tort or otherwise), to the extent such injuries or damages arise directly or indirectly from acts, errors or omissions that constitute negligence, willful misconduct or violation of any Legal Requirements by a Ucyclyd Indemnitee;

(d)        any actual or alleged breach or failure to perform any of the obligations to be performed by Ucyclyd in connection with any agreement between Ucyclyd and any of Ucyclyd’s subcontractors relating to the Marketed Products, to the extent such cause of action results from Ucyclyd’s failure to fulfill its obligations under the applicable agreement with such subcontractor;

(e)        any failure of Ucyclyd to meet the regulatory requirements applicable to the Marketed Products for which Ucyclyd is responsible under this Agreement prior to the Marketed Products Closing;

(f)        any aspect of the employment of Ucyclyd employees, or the termination of such employment, including claims relating to: (i) any violation by Ucyclyd or its officers, directors, employees, representatives or agents of the Legal Requirements protecting persons or members of protected classes or categories or prohibiting discrimination or harassment on the basis of a protected characteristic; (ii) payment or failure to pay any salary, wages or other compensation due and owing to any Ucyclyd employees; (iii) payment or failure to pay any pension or other benefits of any Ucyclyd employees; (iv) liability for: (A) any social security or other employment taxes for Ucyclyd employees; (B) workers’ compensation claims and premium payments for Ucyclyd employees; and (C) contributions applicable to the wages and salaries of such Ucyclyd personnel; (v) claims by Ucyclyd employees for wages, benefits, discrimination or harassment of any kind, wrongful termination or discharge or denial of severance or termination payments upon leaving Ucyclyd’s employ; (vi) claims for breach of express or implied employment contract of such employees; and (vii) claims that Hyperion is an employer, co-employer or joint employer of any Ucyclyd employee; or

(g)        any failure by Ucyclyd to pay applicable Taxes on the sale of Marketed Products by Ucyclyd prior to the Marketed Products Closing Date, together with any interest and penalties, assessed or imposed against Hyperion for which Ucyclyd has responsibility pursuant to the Agreement or applicable Legal Requirements;

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

UCYCLYD / HYPERION ASSET PURCHASE AGREEMENT

AMENDED AND RESTATED COLLABORATION AGREEMENT

provided, however, that Ucyclyd shall not be required to indemnify any of the Hyperion Indemnitees to the extent that any Losses arise out of or result from: (x) the negligence, recklessness or willful misconduct of any Hyperion Indemnitee; or (y) any failure of a Hyperion Indemnitee to comply with the Agreement; or (z) any act or omission for which Hyperion is required to indemnify a Ucyclyd Indemnitee under Section 13.2.2.

13.2.2  Indemnification by Hyperion.    Hyperion shall defend, indemnify and hold Ucyclyd, its Affiliates, each of their respective directors, officers, employees, licensors, agents, subcontractors and representatives (collectively the “Ucyclyd Indemnitees”) harmless from and against all Losses incurred in connection with any Third Party (including any Governmental Authority or Regulatory Agency) suit, claim, action or proceeding arising out of or resulting from any of the following, whether arising under the Prior Collaboration Agreement or on or after the Effective Date:

(a)        Hyperion’s breach of any representation, warranty or covenant by Hyperion set forth in the Agreement or the Prior Collaboration Agreement;

(b)        the development, manufacture, use, handling, marketing, promotion, storage, sale, importation, exportation or other disposition of any of the Marketed Products by any of the Hyperion Indemnitees or subcontractors, including liabilities for death, personal injury or product liability resulting from any of the foregoing;

(c)        any claim of infringement by a Third Party arising from Hyperion’s use of the Hyperion Marks in connection with the promotion or sale of any of the Marketed Products

(d)        any actual or alleged bodily injury or death, damage to personal or real property, notwithstanding the form in which any such action is brought (e.g., contract, tort or otherwise), to the extent such injuries or damages arise directly or indirectly from acts, errors or omissions that constitute negligence, willful misconduct or violation of any Legal Requirements by any Hyperion Indemnitee;

(e)        any actual or alleged breach or failure to perform any of the obligations to be performed by Hyperion in connection with any Assigned Agreement, to the extent such cause of action arises on and following Marketed Products Closing and is a result of Hyperion’s failure to fulfill its obligations under the applicable agreement;

(f)        any actual or alleged breach or failure to perform any of the obligations to be performed by Hyperion in connection with any agreement between Hyperion and any of Hyperion’s subcontractors to the extent such cause of action results from Hyperion’s failure to fulfill its obligations under the applicable agreement with such subcontractor;

(g)        any aspect of the employment of Hyperion employees, or the termination of such employment, including claims relating to: (i) any violation by Hyperion or its officers, directors, employees, representatives or agents of the Legal Requirements protecting persons or members of protected classes or categories or prohibiting discrimination or harassment on the basis of a protected characteristic; (ii) payment or failure to pay any salary, wages or other compensation due and owing to any Hyperion employees; (iii) payment or failure to pay any pension or other benefits of any Hyperion employees; (iv) liability for: (A) any social security or other employment taxes for Hyperion employees; (B) workers’ compensation claims and premium payments for Hyperion employees; and (C) contributions applicable to the wages and salaries of such Hyperion personnel; (v) claims by Hyperion employees for wages, benefits, discrimination or harassment of any kind, wrongful termination or discharge or denial of

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

UCYCLYD / HYPERION ASSET PURCHASE AGREEMENT

AMENDED AND RESTATED COLLABORATION AGREEMENT

severance or termination payments upon leaving Hyperion’s employ; (vi) claims for breach of express or implied employment contract of such employees; and (vii) claims that Ucyclyd is an employer, co-employer or joint employer of any Hyperion employee; or

(h)        any failure by Hyperion to pay applicable Taxes, together with any interest and penalties, assessed or imposed against Ucyclyd for which Hyperion has responsibility pursuant to the Agreement or applicable Legal Requirements;

provided, however, that Hyperion shall not be required to indemnify any of the Ucyclyd Indemnitees to the extent that any Losses arise out of or result from: (x) the negligence, recklessness or willful misconduct of any Ucyclyd Indemnitee including failure by a Ucyclyd Indemnitee to comply with Legal Requirements; (y) any failure of a Ucyclyd Indemnitee to comply with the Agreement; or (z) any act or omission for which Ucyclyd is required to indemnify a Hyperion Indemnitee under Section 13.2.1.

13.3  Procedures for Indemnification.

13.3.1    General.    The Party seeking indemnification (the “Indemnified Party”) shall promptly notify the other Party (the “Indemnifying Party”) of any claims covered under the terms of Section 13.2 or any other provision of the Agreement whereby a Party agrees to indemnify the other Party, as applicable, for which the Indemnified Party seeks indemnification; provided, however, that any delay in giving such notice shall not relieve the Indemnifying Party hereunder except to the extent such delay materially prejudices the Indemnifying Party’s ability to defend against such claim or materially increases the amount of damages awarded or paid in settlement of such claim. For a period that shall not exceed *** following any such notification, the Indemnified Party and Indemnifying Party shall investigate and discuss in good faith whether such claim is subject to indemnification under the applicable provisions of the Agreement. During such discussions, the Indemnified Party shall give the Indemnifying Party full access to all records, data and personnel of the Indemnified Party as may be reasonably necessary to make such determination. If the Parties are unable to agree on whether the Indemnifying Party is required to indemnify the Indemnified Party under the terms of the Agreement, the Indemnifying Party, at its option, shall either assume or decline defense of the claims, including negotiations for its settlement or compromise.

13.3.2    Defense Assumed.    If the Indemnifying Party assumes defense of a claim as described herein, the Indemnified Party shall reasonably cooperate with the Indemnifying Party in the defense of such claim and may be represented, at the Indemnified Party’s expense, by counsel of its choice, provided that, where the Indemnifying Party has assumed defense of a claim, the Indemnifying Party shall have sole control over such defense. The Indemnifying Party shall not be responsible for defending any claims other than those described in Section 13.2 or any other provision of the Agreement whereby a Party agrees to indemnify the other Party, as applicable, even if brought in the same suit. In addition to the foregoing, if a court of competent jurisdiction later determines that a claim for which the Indemnifying Party assumed defense was not eligible for indemnification hereunder within *** following such determination, the Indemnified Party shall reimburse the Indemnifying Party in full for all judgments, costs and expenses (including reasonable attorneys’ fees) incurred in connection with such claim.

13.3.3    Defense Declined.    If the Indemnifying Party declines to assume defense of any claim, and it is later determined by a court of competent jurisdiction that such claim was eligible for indemnification hereunder within *** following such determination, the Indemnifying Party shall reimburse the Indemnified Party in full for all judgments, costs and expenses (including reasonable attorneys’ fees) incurred in connection with such claim.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

UCYCLYD / HYPERION ASSET PURCHASE AGREEMENT

AMENDED AND RESTATED COLLABORATION AGREEMENT

13.3.4    Settlement of Claims.    The Indemnifying Party shall not settle any claim without the prior written consent of the Indemnified Party if such settlement: (a) materially diminishes any of the Indemnified Party’s rights under the Agreement or seeks to impose additional obligations on the Indemnified Party; or (b) arises out of or is a part of any criminal action, suit or proceeding or contains a stipulation or admission or acknowledgement of any liability or wrongdoing (whether in contract, tort or otherwise) on the part of the Indemnified Party.

13.3.5    Contributory Negligence; Right of Contribution.    Nothing contained herein shall bar a claim for contributory negligence or a Party’s right of contribution.

13.4  Insurance.

13.4.1    Ucyclyd’s Insurance Obligations.    Through the Marketed Products Closing Date, or if there is no Marketed Products Closing the termination date of this Agreement, and for a *** period thereafter, Ucyclyd shall obtain and maintain, insurance from an insurance company or companies having a Best’s Financial Performance Rating (“FPR”) of *** and a minimum Financial Size Category (“FSC”) of *** or higher (if FPR is ***, then FSC must be *** or higher) as follows: (a) workers’ compensation in the amount required by applicable state law; (b) comprehensive general liability insurance, including products liability and premises and operations coverage, with minimum limits of not less than $*** per occurrence and $*** annual aggregate for all claims against all losses; and (c) professional liability insurance appropriate for the work to be conducted by Ucyclyd under the Agreement with minimum limits of $*** per claim and $*** annual aggregate. Such insurance shall designate Hyperion and its Affiliates as “additional insureds” on comprehensive general liability policies. In the event the insurance policy obtained by Ucyclyd is a “claims made” policy (as opposed to an “occurrence” policy), Ucyclyd shall obtain comparable insurance (by obtaining an extended reporting period or otherwise) for not less than *** following the expiration and non-renewal or termination of the Agreement. Hyperion shall promptly notify Ucyclyd in the event that any of the foregoing insurance policies are terminated or canceled (unless they are replaced, without any gap in coverage, by another policy that meets the requirements of this Section). Ucyclyd’s insurance coverage must be primary coverage without right of contribution from any insurance of Hyperion or its Affiliates. At Hyperion’s reasonable request, Ucyclyd shall provide Hyperion certificates of insurance evidencing the coverage and limits required by this Section 13.4.

13.4.2    Hyperion’s Insurance Obligations.    No later than the Marketed Products Closing Date, Hyperion shall obtain, and Hyperion shall maintain, throughout the Term, insurance from an insurance company or companies having a Best’s FPR of *** and a minimum FSC of *** or higher (if FPR is ***, then FSC must be *** or higher) as follows: (a) workers’ compensation in the amount required by applicable state law; (b) comprehensive general liability insurance, including products liability and premises and operations coverage, with minimum limits of not less than $*** per occurrence and $*** annual aggregate for all claims against all losses; and (c) professional liability insurance appropriate for the work to be conducted by Hyperion under the Agreement with minimum limits of $*** per claim and $*** annual aggregate. Such insurance shall designate Ucyclyd and its Affiliates as “additional insureds” on comprehensive general liability policies. In the event the insurance policy obtained by Hyperion is a “claims made” policy (as opposed to an “occurrence” policy), Hyperion shall obtain comparable insurance (by obtaining an extended reporting period or otherwise) for not less than *** following the expiration and non-renewal or termination of the Agreement. Hyperion shall promptly notify Ucyclyd in the event that any of the foregoing insurance policies are terminated or canceled (unless they are replaced, without any gap in coverage, by another policy that meets the requirements of this Section). Hyperion’s insurance coverage must be primary coverage without right of contribution from any insurance of Ucyclyd or its Affiliates. At Ucyclyd’s

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

UCYCLYD / HYPERION ASSET PURCHASE AGREEMENT

AMENDED AND RESTATED COLLABORATION AGREEMENT

reasonable request, Hyperion shall provide Ucyclyd certificates of insurance evidencing the coverage and limits required by this Section 13.4.

13.5  Insurance Proceeds.    Any indemnification under this Article 13 shall be made net of any insurance proceeds recovered by the Indemnified Party; provided, however, that if, following the payment to the Indemnified Party of any amount under this Article 13, such Indemnified Party recovers any insurance proceeds in respect of the claim for which such indemnification payment was made, the Indemnified Party shall promptly pay an amount equal to the amount of such proceeds (but not exceeding the amount of such indemnification payment) to the Indemnifying Party.

13.6  Limitation on Liability.    EXCEPT FOR DAMAGES RESULTING FROM A BREACH OF A PARTY’S CONFIDENTIALITY OBLIGATIONS UNDER THIS AGREEMENT, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR LOST PROFITS, PUNITIVE, INDIRECT, INCIDENTAL, EXEMPLARY, SPECIAL OR CONSEQUENTIAL DAMAGES OF ANY KIND ARISING OUT OF, OR IN CONNECTION WITH, THIS AGREEMENT. FOR THE AVOIDANCE OF DOUBT, ANY DAMAGES AWARDED TO A THIRD PARTY FOR WHICH A PARTY IS OBLIGATED TO INDEMNIFY THE OTHER PARTY IN ACCORDANCE WITH ARTICLE 13 OF THIS AGREEMENT SHALL BE CONSIDERED DIRECT DAMAGES AND, THEREFORE, IS NOT SUBJECT TO ANY CAP ON LIABILITY.

ARTICLE 14

DISPUTE RESOLUTION

14.1  Governing Law.

(a)        Except as set forth in subsection (b) below, the Agreement shall be governed by the laws of the State of Delaware (other than with respect to principles of conflicts of laws thereunder).

(b)        All matters relating to this arbitration clause and any arbitration hereunder shall be governed by the Federal Arbitration Act, Chapters 1 and 2.

14.2  Dispute Resolution Procedure.

(a)        Except for any disputes with respect to the coverage, validity or enforceability of any Patent (which shall be resolved in federal courts with competent jurisdiction), all other disputes shall be finally settled by arbitration administered by the American Arbitration Association in accordance with its Commercial Arbitration Rules (the “Rules”).

(b)        The dispute shall be resolved by a panel of three (3) arbitrators (the “Arbitration Panel”). As long as they are each able and available to perform the duties of an arbitrator, the Arbitration Panel shall consist of the following three arbitrators: ***, *** and ***. If only one of these arbitrators gives notice that he or she is unable or unavailable to serve on the Arbitration Panel, then the remaining two arbitrators shall select a replacement for that arbitrator within *** of such notice. Under such circumstances, no ex parte communications between the remaining arbitrators and the Parties regarding selection of a replacement arbitrator shall be allowed. If more than one of these arbitrators is unable or unavailable to serve on the Arbitration Panel regarding the dispute, then the entire Arbitration Panel shall be reconstituted as follows: within *** after the commencement of arbitration, each Party shall select one person to act as arbitrator, and the two (2) so selected shall select a third arbitrator within *** of the commencement of the arbitration. If the arbitrators selected by the Parties are unable or fail to

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

UCYCLYD / HYPERION ASSET PURCHASE AGREEMENT

AMENDED AND RESTATED COLLABORATION AGREEMENT

agree upon the third arbitrator within the allotted time, the third arbitrator shall be appointed by the American Arbitration Association in accordance with its rules. All arbitrators shall serve as neutral, independent and impartial arbitrators. Each arbitrator shall have at least *** experience with pharmaceutical, commercial or intellectual property matters as the nature of the dispute may require.

(c)        The arbitration shall take place in Los Angeles, California.

(d)        Except as may be required by applicable Legal Requirements, neither a Party nor its representatives nor a witness nor an arbitrator may disclose the existence, content, or results of any arbitration hereunder without the prior written consent of both Parties. Any documentary or other evidence given by a Party or witness in the arbitration shall be treated as confidential by any Party whose access to such evidence arises exclusively as a result of its participation in the arbitration, and shall not be disclosed to any Third Party (other than a witness or expert), except as may be required by applicable Legal Requirements,

(e)        Discovery will be limited to the request for and production of documents and depositions. For clarity, there shall be no interrogatories or requests to admit. With regard to electronic discovery, (i) there shall be production of electronic documents only from sources used in the ordinary course of business; (ii) absent a showing of compelling need, no such documents are required to be produced from backup servers, tapes or other media; (iii) the description of custodians from whom electronic documents may be collected shall be narrowly tailored to include only those individuals whose electronic documents may reasonably be expected to contain evidence that is material to the dispute, and (iv) where the costs and burdens of e-discovery are disproportionate to the nature of the dispute or to the amount in controversy, or to the relevance of the materials requested, the Arbitration Panel will either deny such requests or order disclosure on condition that the requesting Party advance the reasonable cost of production to the other side, subject to the allocation of costs in the final award. Subject to the foregoing limitations, all discovery will be guided by the Federal Rules of Civil Procedure. All issues concerning discovery upon which the Parties cannot agree will be submitted to the Arbitration Panel for determination.

(f)        The arbitrators shall have the right to award or include in their award any relief which they deem proper in the circumstances, including money damages (with interest on unpaid amounts from date due), specific performance, injunctive relief, reasonable legal fees, costs and expenses in accordance with subsection (g) below, but subject to the limitations set forth in Section 13.6.

(g)        The Arbitration Panel shall award to the prevailing Party, if any, as determined by the Arbitration Panel, *** percent (***%) of its costs and expenses (including reasonable attorneys’ fees) incurred in connection with the arbitration. If the Arbitration Panel determines a Party to be the prevailing Party under circumstances where the prevailing Party won on some but not all of the claims and counterclaims, the arbitrator(s) may award the prevailing Party a percentage below *** percent (***%) of the reasonable costs and expenses (including attorneys’ fees) incurred by the prevailing Party in connection with the arbitration, as appropriate to reflect the level of winning claims and counterclaims.

(h)        Notwithstanding the foregoing, either Party has the right to apply to any court of competent jurisdiction for provisional relief, including pre-arbitral attachments, a temporary restraining order, temporary injunction, permanent injunction or order of specific performance, as may appear reasonably necessary to preserve the rights of either Party. The application by either Party to a judicial authority for such measures shall not be deemed to be an infringement or a waiver of the arbitration agreement and shall not affect the relevant powers

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

UCYCLYD / HYPERION ASSET PURCHASE AGREEMENT

AMENDED AND RESTATED COLLABORATION AGREEMENT

reserved to the arbitrator. If either Party institutes any action or proceeding to preserve its rights pursuant to this subsection (h) then the prevailing Party in such action or proceeding shall reimburse the other Party for its reasonable costs and expenses incurred including attorneys’ fees.

(i)        Judgment upon any award(s) rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. The Parties hereby waive all objection which it may have at any time to the laying of venue of any proceedings brought in such courts, waives any claim that such proceedings have been brought in an inconvenient forum and further waives the right to object with respect to such proceedings that any such court does not have jurisdiction over such Party.

14.3  Waiver of Jury Trial.    Each Party hereby irrevocably waives all rights to a jury trial in connection with any dispute under the Agreement.

14.4  Continued Performance.    Except where clearly prevented by the area in dispute, both Parties shall continue performing their obligations under the Agreement while the dispute is being resolved under this Article 14 unless and until the dispute is resolved or until the Agreement is terminated as set forth in the Agreement.

ARTICLE 15

MISCELLANEOUS

15.1  Relationship of the Parties.    Each Party shall bear its own costs and expenses incurred in the performance of its obligations hereunder without charge or expense to the other Party except as expressly set forth in the Agreement. Neither Party shall have any responsibility for the hiring, termination or compensation of the other Party’s employees or for any employee benefits of such employee. Each of the Parties shall be furnishing its services under the Agreement as an independent contractor, and, nothing in the Agreement shall create any association, partnership or joint venture between the Parties or any employer-employee relationship. No agent, employee or servant of either Party shall be or shall be deemed to be the employee, agent or servant of the other Party and each Party shall be solely and entirely responsible for its acts and the acts of its employees. It is understood and agreed that each Party shall have the status of an independent contractor under the Agreement and that nothing in the Agreement shall be construed as authorization for either Party to act as agent for the other. Neither Party shall incur any liability for any act or failure to act by employees of the other Party.

15.2  Force Majeure.    If the performance by either Party of any obligation under the Agreement is prevented, restricted, interfered with or delayed by reason of any cause beyond the reasonable control of the Party liable to perform, including fire, accident, labor difficulty, strike, riot, civil commotion, act of God, delay or errors by shipping companies (“Force Majeure”), the Party so affected shall, upon giving written notice to the other Party and subject to the terms in the Agreement, be excused from such performance to the extent of such prevention, restriction, interference or delay except to the extent that the Party claiming the benefit of the Force Majeure is directly at fault in causing or failing to prevent such default or delay, and provided that such default or delay cannot reasonably be circumvented by the Party claiming the benefit of the Force Majeure through the use of alternate sources, work-around plans or other means, and shall continue performance promptly whenever such causes are removed. When such circumstances arise, the Parties shall discuss what, if any, modification of the terms of the Agreement may be required in order to arrive at an equitable solution. Notwithstanding the foregoing, Hyperion acknowledges and agrees that Hyperion shall not be excused from the

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

UCYCLYD / HYPERION ASSET PURCHASE AGREEMENT

AMENDED AND RESTATED COLLABORATION AGREEMENT

purchase under Section 3.1 or its payment obligations under the Agreement due to any of the foregoing. Any changes in Legal Requirements shall not be considered an event of Force Majeure.

15.3  Counterparts.    The Agreement, or any part thereof requiring signing by the Parties, may be executed in two or more counterparts with “wet” signatures by duly authorized officers or representatives, each of which shall be an original as against any Party whose signature appears thereon but both of which together shall constitute one and the same instrument. A facsimile or email transmission of such signed Agreement, and those parts thereof requiring signing by the Parties, shall be legal and binding on both Parties.

15.4  Notices.    Except as otherwise set forth in the Agreement, in any case where any notice or other communication is required or permitted to be given under the Agreement, such notice or communication shall be in writing, and sent by overnight express or registered or certified mail (with return receipt requested) or sent via facsimile with confirmation by overnight express or registered or certified mail (with return receipt requested) with the recipient and shall be sent to the following address (or such other address as either Party may designate from time to time in writing):

If to Hyperion:

Hyperion Therapeutics, Inc.

601 Gateway Boulevard, Suite 200

South San Francisco, California 94080

Telephone: (650) 745-7802

Fax: (650) 745-3568

Attention: Chief Executive Officer

With a copy to:

Hogan Lovells LLP

525 University Ave., 3rd Floor

Palo Alto, CA 94301

Attention: Laura Berezin

Telephone: (650) 463 4000

Fax: (650) 463-4199

If to Ucyclyd:

Ucyclyd Pharma, Inc.

7720 North Dobson Road

Scottsdale, AZ 85256

Attention: President

Facsimile: (480) 291-5163

With copies to:

Ucyclyd Pharma, Inc.

7720 North Dobson Road

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

UCYCLYD / HYPERION ASSET PURCHASE AGREEMENT

AMENDED AND RESTATED COLLABORATION AGREEMENT

Scottsdale, AZ 85256

Attention: Legal Department

Facsimile: (480) 291-5163

15.5  Further Actions.    Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of the Agreement.

15.6  Performance by Affiliates.    Each Party may perform some or all of its obligations, and/or exercise some or all of its rights, under the Agreement through its Affiliates. To the extent a Party desires to use an Affiliate to perform some of its obligations under this Agreement, such Party shall require that such performance by such Affiliate be in compliance with the applicable terms and conditions under this Agreement that would be applicable were such Party to perform such obligations directly.

15.7  Amendment.    The Agreement may be varied, amended or extended only by the written agreement of the Parties through their duly authorized officers or representatives, specifically referring to the Agreement. For clarity, the Parties agree that any agreement contained in an electronic mail communication shall not constitute a “written agreement” and the Agreement will be varied, amended or extended only pursuant to a written separate document that is signed with “wet” signatures by duly authorized officers or representatives, specifically referring to the Agreement. A facsimile or email transmission of such signed document, and those parts thereof requiring signing by the Parties, shall be legal and binding on both Parties.

15.8  Severability.    In case any one or more of the provisions contained in the Agreement shall, for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability, shall not affect any other provision of the Agreement, but the Agreement shall be construed as if such invalid, illegal, or unenforceable provision or provisions had never been contained in the Agreement, unless the deletion of such provision or provisions would result in such a material change as to cause completion of the transactions contemplated in the Agreement to be impossible and provided that the performance required by the Agreement with such clause deleted remains substantially consistent with the intent of the Parties.

15.9  Publicity.    Neither Party shall issue or release any media release or public announcement (including any announcements made via any posting on the World Wide Web or Internet), or other similar publicity announcing the existence of this Agreement or relating to any term or condition of the Agreement in any country or the relationships created by the Agreement without *** prior written notice to the other Party and the prior written consent of the other Party. Except as may be required by applicable law or regulation or the rules of the applicable Regulatory Agency, the Parties shall not issue or release to the public any statement including any public announcement or advertisement utilizing Ucyclyd’s or its Affiliate’s or Hyperion’s or its Affiliate’s corporate identifiers without the prior written approval of Ucyclyd or Hyperion, as applicable, which approval shall not be unreasonably withheld or delayed. Notwithstanding the foregoing:

(a)        The content of a press release announcing the execution of this Agreement and the APA shall be in the form of Exhibit 7. Ucyclyd and Hyperion agree that the content of such press release, or any portion thereof, may be re-used by either Ucyclyd or Hyperion as long as any such partial use of content is fair and accurate. During the Pre-Closing Period, in response to inquiries from Third Parties in the distribution chain or manufacturing chain for Marketed Products (such as distributors, manufacturers, hospitals, pharmacies and

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

UCYCLYD / HYPERION ASSET PURCHASE AGREEMENT

AMENDED AND RESTATED COLLABORATION AGREEMENT

physicians) regarding the rights of Hyperion with respect to the Marketed Products, Ucyclyd shall have the right to disclose to such Third Parties, under written obligations to Ucyclyd of confidentiality and non-use no less restrictive than those set forth in Article 12, the terms of this Agreement relating to the potential acquisition of the Marketed Products by Hyperion, including terms relating to Ucyclyd’s right to retain Ammonul Product and ***, but excluding any financial terms.

(b)        Following Hyperion’s exercise of the Marketed Products Option, the Parties shall discuss and agree on a mutually acceptable press release regarding the occurrence of the Marketed Products Closing, to be issued on or about the Marketed Products Closing Date.

(c)        The foregoing press releases may be released by one or both of Ucyclyd and Hyperion and neither Party is required to participate in any joint press release.

(d)        A Party shall not be required to seek the permission of the other Party to publicly disclose any information regarding the terms of this Agreement that has entered the public domain (other than as a result of a breach of this Agreement or the APA by such Party).

(e)        Each Party shall have the right to file a copy of this Agreement with the U.S. Securities and Exchange Commission, other U.S. regulatory agencies, or any similar regulatory agency in a country other than the United States, or any stock exchange or other securities trading institution (in each case, a “Securities Regulatory Agency”), and to otherwise disclose to the Securities Regulatory Agency and/or make publicly available this Agreement (and/or specific terms thereof), in each case as required by applicable law or regulation or the rules of the applicable Securities Regulatory Agency. The other Party will have an opportunity, for *** (or such shorter period as may be required based on the nature of the filing with the Regulatory Agency – e.g., 8-K filing) after receipt, to review and comment on the portion of a Party’s proposed disclosure or filing that relates to this Agreement (including the right to request redaction of material terms to the extent permitted by applicable law or regulation), and the Party intending to disclose will consider in good faith any reasonable comments thereon provided by the other during such time period.

(f)        Hyperion shall contact the following Ucyclyd representatives for any approvals under this Section 15.9: the Principal Intellectual Property Counsel for Medicis and its Affiliates. Ucyclyd shall contact the following Hyperion representatives for approval under this Section 15.9: President and Chief Executive Officer.

(g)        Hyperion acknowledges that Medicis and its Affiliates are subject to a Corporate Integrity Agreement and that they shall have the right, without having to comply with the foregoing provisions of this Section 15.9, to disclose to the Office of the Inspector General (in the event Medicis deems such disclosure is required to comply with the CIA) the fact that the transactions contemplated by this Agreement have occurred. To the extent that Medicis is required or requested to disclose the Agreement or the other Transaction Documents to the Office of the Inspector General, Ucyclyd will comply with the provisions of this Section 15.9.

15.10    Third Party Beneficiaries.    Except with respect to a Hyperion Indemnitee’s or a Ucyclyd Indemnitee’s defense and indemnification rights under the Agreement, none of the provisions of the Agreement shall be for the benefit of or enforceable by any Third Party, including any creditor of either Party hereto, and no such Third Party shall obtain any right under any provision of the Agreement or shall by reasons of any such provision make any claim in respect of any debt, liability or obligation (or otherwise) against either Party hereto.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

UCYCLYD / HYPERION ASSET PURCHASE AGREEMENT

AMENDED AND RESTATED COLLABORATION AGREEMENT

15.11    Headings.    The descriptive headings contained in the Agreement are included for convenience of reference only and shall not affect the meaning or interpretation of the Agreement.

15.12    Construction.

(a)        Wherever any provision of the Agreement uses the terms “include,” “includes,” or “including”, such term shall be deemed to mean “include, without limitation,” “includes, without limitation” and “including, without limitation” or “include, but not limited to,” “includes, but not limited to,” or “including, but not limited to.”

(b)        Any reference to “days” means calendar days unless otherwise specified as the defined term “Business Days.”

(c)        The recitals set forth at the start of the Agreement, along with the Schedules, Exhibits (including the Purchase Transaction Documents)., Attachments and Addenda to the Agreement together with the Assets, and the terms and conditions incorporated in such recitals, Schedules, Exhibits, Attachments and Addenda shall be deemed integral parts of the Agreement, are hereby incorporated by reference and all references in the Agreement to the “Agreement” shall encompass such recitals, Schedules, Exhibits (including the Purchase Transaction Documents), Attachments and Addenda and the terms and conditions incorporated in such recitals, Schedules, Exhibits, Attachments and Addenda.

(d)        Communications via electronic mail shall not be sufficient to fulfill any requirement for written approval or other approval in writing as set forth in this Agreement.

(e)        Unless otherwise explicitly stated, in the event of any conflict between the terms and conditions of the main body of the Agreement and the terms and conditions of any of the Schedules, Exhibits or Attachments to the Agreement, the terms and conditions of the main body of the Agreement shall prevail.

(f)        Any terms and conditions that may be set forth in any invoice or order form (other than quantities and prices consistent with the Agreement) are void and of no force and effect.

(g)        This Agreement has been prepared jointly and shall not be strictly construed against either Party. The Parties agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting Party shall not be applied in the construction or interpretation of the Agreement.

(h)        The masculine, feminine or neuter gender and the singular or plural number shall each be deemed to include the others whenever the context so indicates.

(i)        Except as otherwise expressly set forth in the Agreement, under no circumstances does a Party to the Agreement, as a result of the Agreement, obtain any ownership interest in or other right or license to any technology, regulatory submissions or intellectual property of the other Party, including items owned, acquired, licensed or developed by the other Party, or transferred by the other Party to such Party at any time pursuant to the Agreement.

(j)        Unless otherwise set forth in the Agreement, all references to Sections, Articles, Exhibits and Schedules in the Agreement are to Sections, Articles, Exhibits, Attachments, Addenda and Schedules of and to the Agreement.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

UCYCLYD / HYPERION ASSET PURCHASE AGREEMENT

AMENDED AND RESTATED COLLABORATION AGREEMENT

15.13    No Waiver of Rights.    No failure or delay on the part of either Party in the exercise of any power or right under the Agreement shall operate as a waiver thereof. No single or partial exercise of any right or power under the Agreement shall operate as a waiver of such right or of any other right or power. The waiver by either Party of a breach of any provision of the Agreement shall not operate or be construed as a waiver of any other or subsequent breach under the Agreement.

15.14    Assignment.

(a)        Neither Party may assign its rights or obligations under this Agreement except as otherwise expressly provided in this Section 15.14.

(b)        Prior to the HPN-100 Closing Date, Hyperion may only assign or transfer the Agreement (i) to an Affiliate or (ii) otherwise pursuant to (and only pursuant to) a Change in Control, in each case with the prior written consent of Ucyclyd, which consent shall not be unreasonably withheld, conditioned or delayed. Both Parties agree that it shall be reasonable for Ucyclyd to withhold its consent to any Change in Control only if the Person that would become the successor to Hyperion’s interests under this Agreement pursuant to such Change in Control, at the time of the closing of the transaction resulting in the Change in Control: ***

(c)        On or after the HPN-100 Closing Date, Hyperion may assign or transfer the Agreement (i) to an Affiliate or (ii) to a Third Party pursuant to a Change in Control (including a Third Party acquirer or other transferee of all or substantially all of Hyperion’s HPN-100 business, whether by merger, acquisition, sale of stock, sale or assets, or otherwise), in each case without the prior written consent of Ucyclyd.

(d)        Ucyclyd shall have the right to assign the Agreement, or any right to receive payments hereunder, (i) to an Affiliate or (ii) to a Third Party pursuant to a Change in Control at any time upon written notice to Hyperion but without the consent of Hyperion.

(e)        Any rights granted to a Party under the Agreement shall inure to the benefit of any acquirer of, or successor in interest to, such Party.

(f)        A Party making a permitted assignment hereunder shall promptly notify the other Party of such assignment. Any purported assignment in contravention of this Section 15.14 shall be null and void and of no effect. No assignment shall release either Party from responsibility for the performance of any accrued obligation of such Party hereunder. This Agreement shall be binding upon and enforceable against the permitted successors, transferees or assignees of either of the Parties.

15.15    Entire Agreement.    The terms and conditions in the Agreement constitute the entire agreement between the Parties relating to the subject matter of the Agreement and shall supersede all previous communications between the Parties with respect to the subject matter of the Agreement including (a) the Exclusivity Agreement; (b) the Existing Confidentiality Agreement; (c) the ***; and (d) the SDEA. For the avoidance of doubt, all Confidential Information disclosed or otherwise generated in connection with any or all of the foregoing superseded agreements shall be subject to the confidentiality obligations under the Agreement. Neither Party has entered into the Agreement in reliance upon any representation, warranty, covenant, or undertaking of the other Party that is not set forth or referred to in the Agreement.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

UCYCLYD / HYPERION ASSET PURCHASE AGREEMENT

AMENDED AND RESTATED COLLABORATION AGREEMENT

IN WITNESS WHEREOF, the Parties hereto have caused the Agreement to be executed by their duly authorized officers as of the Effective Date.

UCYCLYD PHARMA, INC.		HYPERION THERAPEUTICS, INC.

By:	/s/ Richard D. Peterson	By:	/s/ Donald J. Santel
	Richard D. Peterson Executive Vice President, Chief Financial Officer and Treasurer		Donald J. Santel President and Chief Executive Officer

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

UCYCLYD / HYPERION ASSET PURCHASE AGREEMENT

AMENDED AND RESTATED COLLABORATION AGREEMENT

SCHEDULE 1

INDEX OF DEFINED TERMS

Defined Term	Section Reference

Ammonul Option	Section 3.4(a) (Rights to Ammonul)

Ammonul Rights	Section 3.4(a) (Rights to Ammonul)

Arbitration Panel	Section 14.2(b) (Dispute Resolution Procedure)

Average Exchange Rate	Section 7.5 (Currency Conversion)

Claims	Section 13.1 (Third Party Claims)

Clinical Supply Agreement	Section 2.3.4 (Manufacturing of Marketed Products During the Pre-Closing Period)

Confidential Information	Section 12.1 (Confidential Information)

Diligence Information	Section 2.4.1 (Diligence Information)

Diligence Information Update	Section 2.4.5 (Diligence Information)

Excluded Assets	Section 3.2 (Excluded Assets)

Exercise Notice	Section 3.1 (Purchase Right)

Force Majeure	Section 15.2 (Force Majeure)

FPR	Section 13.4.1 (Ucyclyd’s Insurance Obligations)

FSC	Section 13.4.1 (Ucyclyd’s Insurance Obligations)

Hyperion Indemnitees	Section 13.2.1 (Indemnification by Ucyclyd)

Hyperion Party	Section 8.4(a) (Covenant Not to Sue)

Indemnified Party	Section 13.3.1 (General)

Indemnifying Party	Section 13.3.1 (General)

Marketed Products Option	Section 3.1 (Purchase Right)

Marketed Products Option Period	Section 3.1 (Purchase Right)

Marketed Products Purchase Price	Section 3.3 (Purchase Price)

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Defined Term	Section Reference

Marketed Products Rights	Section 3.1 (Purchase Right)

Other Transition Activities	Section 3.6 (Transition at Closing)

Purchase Transaction Documents	Section 3.5.3(b) (Closing Mechanics)

Rules	Section 14.2(a) (Dispute Resolution Procedure)

SDEA	Section 5.3 (Adverse Events and Safety Reporting)

Securities Regulatory Agency	Section 15.9(e) (Publicity)

Term	Section 11.1 (Term)

Ucyclyd Indemnitees	Section 13.2.2 (Indemnification by Hyperion)

Ucyclyd Party	Section 8.4(b) (Covenant Not to Sue)

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

SCHEDULE 1.18

DISTRIBUTION AGREEMENTS

1.	***

2.	***

3.	***

4.	***

5.	***

6.	***

7.	***

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

SCHEDULE 1.19

DOMAIN NAMES

(a)         The Domain Names to be assigned to Hyperion, regardless of whether Ucyclyd exercises the Ammonul Option, are as follows:

***
***
***
***
***
***
***
***
***
***
***
***

(b)         The additional Domain Names to be assigned to Hyperion if Ucyclyd does not exercise the Ammonul Option are as follows:

***
***
***
***
***
***
***
***
***
***
***
***
***
***
***
***
***

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

SCHEDULE 1.36

LIST OF HYPERION MARKS

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

SCHEDULE 1.45

MANUFACTURING AGREEMENTS

As of the Effective Date:

1.	***

2.	***

3.	***

***

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

SCHEDULE 1.51

MARKETED PRODUCTS MARKS

(a)         The Marketed Products Marks to be assigned to Hyperion, regardless of whether Ucyclyd exercises the Ammonul Option, are as follows:

Trademark	Country	Reg. No./ Reg. Date	Appl. No./ Date Filed	Ownership	Status
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(b)         The additional Marketed Products Marks to be assigned to Hyperion if Ucyclyd does not exercise the Ammonul Option are as follows:

Trademark	Country	Reg. No./ Reg. Date	Appl. No./ Date Filed	Ownership	Status
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Trademark	Country	Reg. No./ Reg. Date	Appl. No./ Date Filed	Ownership	Status
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

SCHEDULE 3.6.2

INVENTORY

Ammonul Product

Finished Product:  To the extent the Ammonul Product is purchased by Hyperion and not otherwise retained by Ucyclyd, Hyperion shall pay Ucyclyd, in accordance with Section 3.6.2(b), for the Inventory of AMMONUL IV 50ML 10% VIAL remaining from the Inventory on hand as of *** plus no more than *** validation lot (approximately *** units per lot) scheduled to be produced in connection with the ***, such payment not to exceed the sum of (i) $*** per unit for Inventory remaining from the Inventory on hand as of *** and (ii) (A) $*** times (B) the number of validation lots then in Inventory. (For clarity, the $*** does not include the cost of API, which is addressed below). All Inventory purchased by Hyperion shall have a remaining shelf life of at least ***, and Hyperion shall not be required to purchase any portion of such Inventory that is reasonably likely to expire prior to being sold, which calculation shall be based on the ***, provided that if the number of units sold during *** during such *** is ***, then such *** will be excluded from the calculation for purposes of determining the quotient and the quotient will be based on the other ***.

In addition, Hyperion shall reimburse Ucyclyd, or otherwise be responsible, for the following costs:

1. Stability testing - $*** per validation batch; however, with respect to the first batch Medicis will be responsible for the first $***.

2. Equipment costs

a.	Change parts for existing equipment - actual, documented costs (currently estimated at $***); and
b.	Additional equipment if current equipment cannot process Ammonul vials—actual, documented costs (currently estimated at $***).
c.	Aggregate equipment costs ((a) and (b) above) shall not exceed $***.

3. Validation Support Costs – total costs are $***; however, Medicis will be responsible for $*** of the $***.

API (SPA): To the extent the Ammonul Product is purchased by Hyperion and not otherwise retained by Ucyclyd, Hyperion shall pay Ucyclyd, in accordance with Section 3.6.2(b), for (i) the remaining Inventory of SPA (approximately *** as of ***) plus (ii) the amount of SPA purchased by Ucyclyd for the validation lots required by the FDA (with the amount of SPA under subpart (ii) not to exceed ***). In no event shall Hyperion be obligated to purchase any SPA in Inventory, beyond the amounts referenced above.

Components: To the extent that the Ammonul Product is purchased by Hyperion and not otherwise retained by Ucyclyd, Hyperion shall pay Ucyclyd, in accordance with Section 3.6.2(b), for primary container components and packaging materials in Inventory that were purchased by *** in accordance with the applicable agreement between Ucyclyd and ***, such payment not to exceed $***.

Buphenyl Product

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Finished Product:

1.         Ammonaps. Hyperion shall pay Ucyclyd, in accordance with Section 3.6.2(b), for all finished product in Inventory that was produced to fulfill firm orders for Ammonaps from Ucyclyd’s distributor(s) outside the United States (including any work in progress), excluding any such finished product that is sold to the applicable distributor prior to the Marketed Products Closing Date (for clarity, payments made or owed by the distributor for such excluded finished product is and will remain Ucyclyd’s receivable).

2.         Buphenyl Powder and Buphenyl Tablets. Hyperion shall pay Ucyclyd, in accordance with Section 3.6.2(b), for remaining Inventory of Buphenyl Powder and Buphenyl Tablets, not to exceed an amount equal to the sum of:

(i)	***; and

(ii)	***.

with *** percent (***%) of such amount having a remaining shelf life of at least ***, *** percent (***%) having a remaining shelf life of at least ***, *** percent (***%) having a remaining shelf life of at least ***, *** percent (***%) having a remaining shelf life of at least ***, and *** percent (***%) having a remaining shelf life of at least ***.

API (SPB): Hyperion shall pay Ucyclyd, in accordance with Section 3.6.2(b), for *** of SPB Inventory (based on projected forecasts).

Components: Hyperion shall pay Ucyclyd, in accordance with Section 3.6.2(b), for packaging material in Inventory that was purchased by *** in accordance with the applicable agreement between Ucyclyd and ***, not to exceed $***.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

SCHEDULE 7.2

PAYMENT OBLIGATIONS

1.	Definitions. Capitalized terms used in this Schedule 7.2 shall have the meanings ascribed to them below or if not defined below, then as set forth in Article 1 of the Agreement.

1.1.	“Annual Period” means each calendar year.

1.2.

“Bundled Product” means when a Marketed Product is sold or otherwise transferred or delivered with one or more other products or services in circumstances where the price of the Marketed Product is either not shown separately on the invoice or is shown as nil (free of charge).

1.3.	“Bundled Product Adjustment” means the following:

(a)	In the event of a Bundled Product, then Net Sales for such Bundled Product shall be calculated, on a country-by-country basis, by multiplying ***.

(b)

If, on a country-by-country basis, the Marketed Products are sold separately in finished form in such country but the other products or services in the Bundled Product are not sold separately in finished form in such country, Net Sales shall be calculated by multiplying ***.

(c)

If, on a country-by-country basis, the other products or services in the Bundled Product are sold separately in finished form in such country but the Marketed Products are not sold separately in finished form in such country, Net Sales shall be calculated by multiplying ***.

(d)

If, on a country-by-country basis, neither the Marketed Products nor the other products or services of the Bundled Product are sold separately in finished form in such country, Net Sales of the Bundled Product shall be determined by the Parties in good faith based on ***.

1.4.

“First Commercial Sale” of any applicable Marketed Product means, following Regulatory Approval for each such Marketed Product in the applicable country, the first sale to a Third Party for use or consumption by patients of such Marketed Product but excluding distribution to a Third Party of Marketed Products for research, manufacturing or quality testing, clinical trials, compassionate or humanitarian purposes including expanded access programs (which provide access to therapies for no monetary consideration) or charitable donations.

1.5.	“Major Non-U.S. Territory” means any of the following: (a) ***; (b) ***; and (c) ***.

1.6.

“Net Sales” means, with respect to the applicable Marketed Product (i.e., Buphenyl or Ammonul, as the case may be) and subject to any Bundled Product Adjustment, the gross amounts invoiced for sales of such Marketed Product by Hyperion, its Affiliates or their respective (sub)licensees to Third Parties, less the Net Sales Adjustments, all in accordance with standard allocation procedures, allowance methodologies and accounting methods consistently applied, which procedures and

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

methodologies shall be in accordance with GAAP. For the avoidance of doubt, the transfer of any Marketed Product between or among Hyperion, its Affiliates, and any (sub)licensees of Hyperion shall not be considered a sale; in such cases, Net Sales shall be determined based on the gross invoiced sales made by Hyperion, its Affiliate, or its (sub)licensee (as applicable) to a Third Party, less the Net Sales Adjustments. Net Sales shall not include distribution to a Third Party of Marketed Products for research, manufacturing or quality testing, clinical trials, compassionate or humanitarian purposes including expanded access programs (which provide access to therapies for no monetary consideration) or charitable donations.

1.7.

“Net Sales Adjustments” means the following items as applicable to each such Marketed Product to the extent such items are customary under industry practices (for clarity, to the extent that there is overlap in the items listed below, the item only may be deducted once):

(a)	***;

(b)	***;

(c)	***;

(d)	***;

(e)	***; and

(f)	***.

1.8.	“Other Indication(s)” means an indication for which labeling is approved by the FDA other than UCD or HE.

1.9.	“Reporting Period” means the applicable period for which payment is due by one Party to the other Party under this Schedule 7.2.

2.

Milestone Payments by Hyperion. As further consideration for the rights and licenses granted to Hyperion under the Agreement, Hyperion shall make the following non-refundable payments to Ucyclyd. All such payments due pursuant to Section 2.1 shall be paid within *** following the achievement of the applicable milestone by or on behalf of Hyperion corresponding to the payment amount set forth below. Hyperion shall notify Ucyclyd in writing within *** following the achievement of any such milestone.

2.1.	Regulatory Milestones. The payment obligations under this Section shall continue until there are no further payments due under this Section.

REGULATORY MILESTONES	PAYMENT

Ammonul in HE (if not retained by Ucyclyd)

***	$***

***	$***

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

***	$***

***	$***

Ammonul in Other Indications (if not retained by Ucyclyd)

***	$***

***	$***

***	$***

***	$***

2.2.

Net Sales Milestones. As set forth in more detail in the APA, if Hyperion exercises the Marketed Products Option and Ucyclyd does not exercise the Ammonul Option, then sales of Ammonul will be included when determining whether certain Net Sales milestones payments are due pursuant to the APA.

3.	Other Ongoing Payment Obligations of Hyperion.

3.1.

Ammonul. If Hyperion exercises the Marketed Products Option and Ucyclyd does not exercise the Ammonul Option, then Hyperion shall make the following payments to Ucyclyd based on total annual global Net Sales for Ammonul during the applicable Annual Period during the Term:

ANNUAL NET SALES	% OF NET SALES

Ammonul in all indications (if not retained by Ucyclyd)

***	***%

***	***%

3.2.

Buphenyl. If Hyperion exercises the Marketed Products Option, then following the FDA approval and commercial launch of HPN-100, Hyperion shall pay Ucyclyd a royalty on Net Sales of Buphenyl (or any other product for UCD that is promoted, distributed, marketed or sold, directly or indirectly by Hyperion in lieu of Buphenyl) for the treatment of UCD in patients in the United States in the age range that is outside the age range of the FDA-approved labeling for HPN-100. The royalty rate on such Net Sales shall be the same royalty rate for HPN-100 that is in effect at the time of calculation of the applicable royalty payment.

3.3.	Payment Terms. Hyperion shall pay the ongoing payments due to Ucyclyd within ***

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

following the end of each calendar quarter other than year end, and within *** of calendar year end.

3.4.	Duration of Ongoing Payment Obligations.

(a)

The royalty payment obligations with respect to Ammonul for use in any indication shall become effective upon the First Commercial Sale of Ammonul anywhere in the world by Hyperion, its Affiliates or their respective (sub)licensees for use in any indication other than UCD and shall remain in effect until ***.

(b)	The royalty payment obligations with respect to Buphenyl shall be ***.

4.	Reports.

(a)

Any payments due to Ucyclyd under this Schedule 7.2 will be accompanied by a report from Hyperion for the term that such payments are due. Such report shall contain the following information with respect to the applicable Marketed Product:

(i)

the gross sales of the applicable Marketed Products during the applicable Reporting Period in each country or region in which such sale occurred (separately stated for each approved sublicensee and each country or region);

(ii)

the computation of the Net Sales of the applicable Marketed Products during the applicable Reporting Period based on the dollar value determined in (i) above, including an accounting of any allowed deductions from gross sales to arrive at Net Sales, and the exchange rates used for converting foreign currency to U.S. dollars in accordance with Section 7.5 of the Agreement; and

(iii)	the computation of ongoing payments by Hyperion with respect to the Marketed Products during the applicable Reporting Period.

(b)	If no payments are due for a particular Reporting Period, Hyperion shall so report.

(c)

On or before the date that is *** following the end of the last Reporting Period in which Hyperion has payment obligations under the Agreement, Hyperion shall provide to Ucyclyd a final written report that complies in all respects with this Section 4.

(d)

The Chief Financial Officer or Vice President of Finance of Hyperion shall certify to best of his or her knowledge in writing the correctness and completeness of each report prepared by Hyperion under this Section 4.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

SCHEDULE 7.10

AUDIT AND RECORD-KEEPING REQUIREMENTS

1.	Financial Audits.

(a)

Each Party (the “Audited Party”) shall permit an independent accounting firm selected by the other Party (the “Verifying Party”) and reasonably acceptable to the Audited Party, which acceptance shall not be unreasonably withheld or delayed, to have access at mutually agreeable dates and during normal business hours of the Audited Party to such records as may be reasonably necessary to verify the accuracy of the Audited Party’s payment obligations as set forth in the Agreement. All such verifications shall be conducted at the expense of the Verifying Party and not more than *** in each calendar year. The Audited Party shall be provided with at least *** advance notice of such audit.

(b)

In the event such audit concludes that adjustments should be made in the Verifying Party’s favor, then any appropriate payments (plus accrued interest at a rate announced by the Bank of America (or any successor) as its prime rate in effect on the date that such payment was first due plus *** percent (***%)) shall be paid by the Audited Party within *** of the date the Audited Party receives the Verifying Party’s accounting firm’s written report so concluding, unless the Audited Party shall have a good faith dispute as to the conclusions set forth in such written report, in which case the Audited Party shall provide written notice to the Verifying Party within such *** period of the nature of its disagreement with such written report. Any undisputed amounts shall be paid within the *** period set forth above.

(c)

The Parties shall thereafter attempt in good faith to resolve such dispute with respect to disputed amounts. Any disputes that the Parties are unable to resolve through good faith efforts shall be resolved in accordance with Article 14 of the Agreement. The Audited Party shall be required to make the payment (plus interest) pursuant to subsection (b) above only if the dispute is resolved in favor of the Verifying Party.

(d)

The fees charged by such accounting firm engaged in any audit shall be paid by the Verifying Party unless such audit discloses that adjustments in favor of the Verifying Party for the period are greater than (i) $*** and (ii) an amount equal to *** percent (***%) or more of the aggregate amount paid or payable by the Audited Party to the Verifying Party during the audited period, in which case the Audited Party shall pay the reasonable documented fees and expenses charged by such accounting firm, after receipt of the bill/invoice for such audit.

(e)

The Parties agree that, except for information that belongs to the Verifying Party, all information disclosed by the Audited Party to the Verifying Party in the course of such audit is Confidential Information of the Audited Party, and that the Verifying Party shall cause its accounting firm to retain all such information subject to the confidentiality restrictions of Article 12 of the Agreement.

2.	Records.

(a)

Each Party shall keep, and shall cause its Affiliates and Third Party subcontractors to keep, full and accurate records and books of account containing all particulars that may be necessary for the purpose of calculating payments to be received or borne

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

by the Parties pursuant to the Agreement, including inventory, purchase and invoice records, manufacturing records, sales analysis, general ledgers, financial statements and tax returns, as applicable.

(b)

During the Term and for *** thereafter (or longer if otherwise required by applicable Legal Requirements) (“Record Retention Period”), each Party shall maintain all documents and records relating to the records and books subject to the other Party’s audit rights under this Schedule 7.10.

3.

Audit Cooperation. The Parties agree to cooperate with each other and their respective outside auditors in good faith to the extent required to meet any necessary compliance, disclosure or financial reporting obligations under Section 404 of the Sarbanes-Oxley Act of 2002 and any requirements of the Securities and Exchange Commission or the Financial Accounting Standards Board.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

SCHEDULE 10.2

UCYCLYD DISCLOSURE SCHEDULE

This Schedule 10.2 (the “Disclosure Schedule”) is made with reference to Section 10.2 of that certain Amended and Restated Collaboration Agreement dated as of March 22, 2012 (the “Agreement”) by and between Ucyclyd and Hyperion.

The Disclosure Schedule has been arranged, for purposes of convenience only, as separate sections corresponding to the numbered and lettered paragraphs contained in Section 10.2 of the Agreement, and the disclosure in any such numbered and lettered section of this Disclosure Schedule shall qualify only the corresponding subsection in Section 10.2 of the Agreement (except to the extent disclosure in any numbered and lettered section of this Disclosure Schedule is explicitly cross-referenced in another numbered and lettered section of this Disclosure Schedule), provided that, any information disclosed in the Disclosure Schedule will be deemed to be disclosed and incorporated into any other section or subsection of the Disclosure Schedule where the relevance of such disclosure would be reasonably apparent on its face. No reference to or disclosure of any item or other matter in this Disclosure Schedule shall be construed as an admission or indication that such item or other matter is material (nor shall it establish a standard of materiality for any purpose whatsoever) or that such item or other matter is required to be referred to or disclosed in this Disclosure Schedule. The information set forth in this Disclosure Schedule is disclosed solely for the purposes of the Agreement, and no information set forth herein shall be deemed to be an admission by any party to the Agreement to any Third Party of any matter whatsoever, including of any violation of law or breach of any agreement. This Disclosure Schedule and the information and disclosures contained herein are intended only to qualify and limit the representations, warranties and covenants of Seller (and, as applicable, Medicis) contained in the Agreement. Nothing in this Disclosure Schedule is intended to broaden the scope of any representation or warranty contained in the Agreement or create any covenant. Matters reflected in this Disclosure Schedule are not necessarily limited to matters required by the Agreement to be reflected in this Disclosure Schedule. Such additional matters are set forth for informational purposes and do not necessarily include other matters of a similar nature.

***

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

EXHIBIT 1

PROMISSORY NOTE

[DOCUMENT CONSISTING OF FIVE (5) PAGES ATTACHED HERETO]

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

PROMISSORY NOTE

$	, 20

FOR VALUE RECEIVED, HYPERION THERAPEUTICS, INC., a Delaware corporation (“Borrower”), promises to pay to the order of UCYCLYD PHARMA, INC. (“Lender”), at its office at 7720 North Dobson Road, Scottsdale, Arizona 85256, or such other place as the holder hereof may from time to time appoint in writing, in lawful money of the United States of America via wire transfer to an account designated by Lender or as Lender shall otherwise direct Borrower, the principal sum equal to the Marketed Products Purchase Price, or such lesser principal amount as may be outstanding hereunder, together with interest on the principal balance at the rate of nine percent (9%) per annum (the “Loan Rate”) until maturity. From and after the occurrence and during the continuance of an Event of Default (as hereinafter defined), the outstanding principal amount hereof shall bear interest at the Loan Rate, plus *** percent (***%) per annum. Interest will be computed on the daily principal balance outstanding during the period from the last payment date to the current payment date. Interest shall be the product resulting when multiplying the rate of interest by the principal balance outstanding, dividing by 360, and then multiplying by the actual number of days interest has accrued.

This Promissory Note (this “Note”) is delivered in connection with that certain Amended and Restated Collaboration Agreement, dated as of March 22, 2012, between the Borrower and the Lender (the “Collaboration Agreement”). Capitalized terms used but not otherwise defined herein shall have the meaning given to them in the Collaboration Agreement.

The principal and accrued and unpaid interest, if any, on the indebtedness evidenced by this Note shall be payable as follows: (i) the principal shall be payable in eight (8) equal consecutive quarterly installments of $             on the first Business Day of each calendar quarter commencing with the first calendar quarter immediately following the Marketed Products Closing Date, and (ii) accrued interest shall be payable in arrears on the same dates as the principal installments due under (i) above.

The Borrower may prepay the outstanding principal amount of this Note in whole or in part at any time, without prepayment penalties.

If a Change in Control of Borrower occurs, the outstanding indebtedness evidenced by this Note and all other amounts then due and owing under this Note immediately shall be due and payable in full without the necessity of any notice or demand.

This Note is secured by a Security Agreement, dated the date hereof, between Borrower and Lender (the “Security Agreement”), which encumbers certain collateral described therein (hereinafter referred to as the “Collateral”). This Note, the Security Agreement, the Collaboration Agreement (as amended) and any and all other agreements presently existing or hereafter entered into in connection with this Note shall hereinafter be collectively referred to as the “Transaction Documents”.

Borrower shall remain liable for the payment of this Note, including any interest, notwithstanding any extensions of time of payment or any indulgence of any kind or nature that Lender may grant to Borrower or any subsequent owner of the Collateral, whether with or without notice to Borrower, and Borrower hereby expressly waives such notice. No release of any or all of the security given for this obligation shall release any other maker, co-maker, surety, guarantor, or other party hereto in any capacity. Lender shall not be required to look first to the Collateral for payment of this Note, but may proceed against Borrower in such manner as it deems desirable.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

The occurrence of any one or more of the following events (regardless of the reason therefor) shall constitute an “Event of Default” hereunder:

(a)        Borrower shall fail to make any payment of principal of, or interest on, this Note when due and payable or declared due and payable, and shall fail to cure such failure (along with the payment of any interest), within *** of receipt of written notice of such failure.

(b)        Borrower shall fail or neglect to perform, keep or observe any other provision of this Note and the Security Agreement and the same shall remain unremedied for a period of *** after notice is given to Borrower by Lender.

(c)        Borrower shall take action or shall fail to take action, in either case that results in Lender no longer having an enforceable first priority lien on and security interest in the Collateral as required under Section 2 of the Security Agreement.

(d)        Borrower files a bankruptcy petition, a bankruptcy petition is filed against Borrower which remains undismissed or unstayed for ***, or Borrower makes a general assignment for the benefit of creditors.

Upon the occurrence of any Event of Default, Lender may (i) declare all indebtedness evidenced by this Note to be immediately due and payable, whereupon all such indebtedness shall become due and payable, without presentment, demand, protest or further notice of any kind, all of which are expressly waived by Borrower, and (ii) exercise all rights and remedies available under the Security Agreement, the other Transaction Documents and applicable law.

In the event that Lender institutes legal proceedings to enforce the Transaction Documents, Borrower agrees to pay to Lender, in addition to any indebtedness due and unpaid, all costs and expenses of such proceedings, including reasonable attorneys’ fees.

Lender shall not by any act of omission or commission be deemed to waive any of its rights or remedies hereunder unless such waiver be in writing and signed by an authorized officer of Lender and then only to the extent specifically set forth therein. A waiver on one occasion shall not be construed as continuing or as a bar to or waiver of such right or remedy on any other occasion. All remedies conferred upon Lender by the Transaction Documents shall be cumulative and none is exclusive, and such remedies may be exercised concurrently or consecutively at Lender’s option.

Except as expressly provided for in this Note or any other Transaction Document, every person at any time liable for the payment of the debt evidenced hereby waives presentment for payment, demand, notice of nonpayment of this Note, protest and notice of protest, all exemptions and homestead laws and all rights thereunder and consents that Lender may extend the time of payment of any part or the whole of the debt, or grant any other modifications or indulgence pertaining to payment of this Note at any time, at the request of any other person liable for said debt.

This Note is hereby expressly limited so that in no contingency or event whatsoever, whether by acceleration of maturity of the indebtedness evidenced hereby or otherwise, shall the amount paid or agreed to be paid to Lender for the use, forbearance or detention of the money advanced or to be advanced hereunder exceed the highest lawful rate permissible under the laws of the State of Delaware as applicable to Borrower. If, from any circumstances whatsoever, fulfillment of any provision of this Note or of any of the other Transaction Documents shall, at the time performance of such provisions shall be due, involve the payment of interest in excess of that authorized by law, the obligation to be fulfilled shall be reduced to the limit so authorized by law, and if, from any

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

circumstances, Lender shall never receive as interest an amount which would exceed the highest lawful rate applicable to Borrower, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance of the indebtedness evidenced hereby and not to the payment of interest.

All covenants, agreements, representations and warranties made herein and in the other Transaction Documents are deemed to have been relied upon by Lender, notwithstanding any investigation by Lender.

Should this Note be signed by more than one person, firm or corporation or combination thereof, all of the obligations herein contained shall be considered joint and several obligations of each signer hereof. In such case, the liability of each such signer shall be absolute, unconditional and without regard to the liability of any other party hereto.

This Note is given and accepted as evidence of indebtedness only and not in payment or satisfaction of any indebtedness or obligation.

The form and essential validity of this Note shall be governed by the laws of the State of Delaware. If any provision of this Note is prohibited by, or is unlawful or unenforceable under, any applicable law of any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such prohibition without invalidating the remaining provisions hereof; provided that where the provisions of any such applicable law may be waived, they hereby are waived by Borrower to the full extent permitted by law in order that this Note shall be deemed to be a valid and binding promissory note in accordance with its terms.

Time is of the essence with respect to all Borrower’s obligations and agreements under this Note.

This Note and all the provisions, conditions, promises and covenants hereof shall inure to the benefit of Lender, its successors and assigns, and shall be binding in accordance with the terms hereof upon Borrower, its successors and assigns, provided nothing herein shall be deemed consent to any assignment restricted or prohibited by the terms of the Transaction Documents.

All notices required under this Note will be in writing and will be transmitted by personal delivery, first class mail, overnight courier or facsimile to the addresses or facsimile numbers appearing on the signature page to this Note, or to such other addresses or facsimile numbers as Borrower and Lender may specify from time to time in writing. Every notice shall be deemed to have been duly given or served on the date on which personally delivered, in person or by overnight courier service, or the date of facsimile transmission or five days after the same shall have been deposited in the United States mail. Failure or delay in delivering copies of any notice shall in no way adversely affect the effectiveness of such notice.

To induce Lender to extend to Borrower the loan evidenced by this Note, Borrower irrevocably agrees that, subject to Lender’s sole and absolute election, ALL ACTIONS OR PROCEEDINGS IN ANY WAY ARISING OUT OF OR RELATED TO THIS NOTE OR ANY TRANSACTION DOCUMENT WILL BE LITIGATED IN COURTS HAVING SITUS IN DELAWARE. BORROWER HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY COURT LOCATED WITHIN DELAWARE, WAIVES PERSONAL SERVICE OF PROCESS UPON BORROWER, AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL DIRECTED TO BORROWER AT THE ADDRESS STATED ON THE SIGNATURE PAGE HEREOF AND SERVICE SO MADE WILL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

BORROWER AND LENDER EACH WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS NOTE OR ANY DOCUMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION WITH THIS NOTE AND AGREES THAT ANY SUCH ACTION OR PROCEEDING WILL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. BORROWER AGREES THAT BORROWER WILL NOT ASSERT ANY CLAIM AGAINST LENDER ON ANY THEORY OF LIABILITY FOR SPECIAL, INDIRECT, CONSEQUENTIAL, INCIDENTAL OR PUNITIVE DAMAGES.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

IN WITNESS WHEREOF, the undersigned has caused its duly authorized officers to execute this Note on its behalf as of the date and year first set forth above.

HYPERION THERAPEUTICS, INC., a Delaware corporation

By:

Name:

Title:

Address:

601 Gateway Boulevard, Suite 200

South San Francisco, California 94080

Fax No: (650) 745-3568

Address for Notices to Lender:

7720 North Dobson Road

Scottsdale, Arizona 85256

Fax No: (480) 291-5175

With a copy to:

Medicis Pharmaceutical Corporation

Attn: General Counsel

7720 North Dobson Road

Scottsdale, Arizona 85256

Fax No: (480) 291-8508

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

EXHIBIT 2

SECURITY AGREEMENT

[DOCUMENT CONSISTING OF EIGHT (8) PAGES ATTACHED HERETO]

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

SECURITY AGREEMENT

This SECURITY AGREEMENT (this “Agreement”), made this             day of             , 20__, by and between HYPERION THERAPEUTICS, INC., a Delaware corporation (“Borrower”), and UCYCLYD PHARMA, INC., a Maryland corporation (“Lender”).

1.        Borrower and Lender are parties to that certain Amended and Restated Collaboration Agreement, dated as of March 22, 2012, (the “Collaboration Agreement”). Capitalized terms used but not otherwise defined herein shall have the meaning given to them in the Collaboration Agreement.

2.        In consideration of a loan(s) made by Lender to Borrower evidenced by Borrower’s Promissory Note, dated                         , 20     (the “Note”), issued to Lender in the original principal amount equal to the Marketed Products Purchase Price, and as security therefor, and for the payment of any and all liabilities and obligations of Borrower to Lender arising under the Note, whether now or hereafter existing, whether now due or to become due, whether direct or indirect, or absolute or contingent, and whether several, joint or joint and several, which together comprise the liabilities and obligations of Borrower evidenced by the Note (all of which liabilities and obligations are hereinafter called the “Obligations”), Borrower does hereby pledge, assign, transfer and deliver to Lender and does hereby grant to Lender a continuing and unconditional first priority security interest, to the extent such a security interest may be created under applicable Uniform Commercial Code or other applicable law, in and to the following described property of the Borrower, whether now existing or hereafter acquired, and wherever now or hereafter located, and the products and proceeds therefrom:

(a)	the Assets;

(b)

all Accounts arising from the sale of Marketed Products to third parties and all Accounts constituting royalty payment receivable arising from the sale of Marketed Products by Borrower’s sublicensees, in each case net of any royalty payments owing by Borrower in connection with such sales;

(c)	all books and records of Borrower pertaining to any of the foregoing; and

(d)	all Proceeds of any of the foregoing.

All the aforesaid property and the products and proceeds therefrom are herein individually and collectively called the “Collateral.” The terms “Account”, “Account Debtor” and “Proceeds” shall have the respective meanings assigned to such terms as of the date hereof in the Uniform Commercial Code of the State of Delaware.

3.        Borrower authorizes Lender to file such financing statements and continuation statements as Lender shall require to evidence the security interest in the Collateral granted hereunder. Borrower shall, at Lender’s request, at any time and from time to time, execute and deliver to Lender such other documents and instruments and do such acts as Lender may deem necessary or desirable in order to establish and maintain valid, attached and perfected security interests in the

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Collateral in favor of Lender, free and clear of all liens, claims and rights of third parties whatsoever. Borrower hereby irrevocably appoints any officer of Lender (designated by Lender for such purpose) its attorney-in-fact, in Borrower’s name, place and stead, to execute such financing statements and other documents and to do such other acts as Lender may require to perfect and preserve Lender’s security interest in, and to enforce such interests in the Collateral, solely to the extent required to further such security interest and only to the extent Lender was unable to secure performance from Buyer with respect to such execution or other acts, hereby ratifying and confirming all that said attorney-in-fact may do or cause to be done by virtue hereof. Upon satisfaction of the Obligations, Lender covenants and agrees that it will promptly execute and deliver such releases and other documents reasonably requested by Borrower to evidence the termination of this Security Agreement and the release of all liens or security interests created hereunder. Borrower shall pay all reasonable, out-of-pocket costs and expenses incurred by Lender in connection therewith.

4.        Borrower shall keep the Collateral in good order, and shall have sole responsibility for taking such steps as may be necessary, from time to time, to preserve all rights of Borrower and Lender in the Collateral against third parties. Borrower, at its place of business, shall keep accurate and complete books and records related to the Collateral in accordance with sound and generally accepted accounting principles applied on a basis consistent with prior years. Lender shall have the right, upon reasonable advance notice and no more than once per year (except in the event of default), to inspect said books and records during business hours and make extracts therefrom.

5.        Borrower covenants with and warrants to Lender that: (a) Borrower is the sole owner of the Collateral free from any lien, security interest or encumbrance of any kind; (b) Borrower will not sell, lease or grant any further security interest in the Collateral or any part thereof, and will not part with possession of the same, except in the usual and ordinary course of Borrower’s business; (c) Borrower will not use or permit the Collateral to be used in any material violation of any law or ordinance; (d) Borrower will not change its jurisdiction of incorporation without the Lender’s prior written consent (such consent will not be unreasonably withheld); (e) Borrower will not change its legal name or transact business under any other trade name without first giving 30 days’ prior written notice of its intent to do so to the Lender; and (f) Borrower will maintain any of its existing insurance that covers the Collateral for the full duration of this Agreement against reasonable risks of loss, damage and destruction (to the extent the Collateral is reasonably insurable), and, if requested by Lender, shall deliver to Lender within ten (10) days from the date hereof, a fully paid policy or certificate of insurance containing a Lender’s Loss Payable clause in form and content acceptable to, and in favor of, Lender. In the event Borrower, at any time or times hereafter, shall fail to maintain any of such policies of insurance, or to pay any premium in whole or in part relating thereto, then Lender, without waiving or releasing any obligation or default by Borrower hereunder, may at any time or times thereafter, (but shall be under no obligation to do so) maintain such policies of insurance and pay such premiums and take any other action with respect thereto, which Lender deems advisable. All sums so disbursed by Lender, including reasonable attorneys’ fees, court costs, expenses and other charges relating thereto, shall be additional Obligations secured hereunder and shall be payable on demand by Borrower to Lender. Borrower covenants, warrants and represents to Lender that all representations and warranties of Borrower contained in this Agreement (whether appearing in this Paragraph 5 or

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

elsewhere) shall be true at the time of Borrower’s execution of this Agreement, shall survive the execution, delivery and acceptance thereof by the parties hereto and the closing of the transactions described herein or related hereto and shall be true during the duration thereof.

6.        Lender may, but is not required to, take such action, from time to time, as it deems appropriate to maintain or protect the Collateral, and in particular may at any time following the occurrence and during the continuance of an Event of Default: (a) transfer the whole or any part of the Collateral into the name of itself or its nominee; (b) collect any amounts due on the Collateral directly from persons obligated thereof; (c) take control of any proceeds and products of the Collateral; (d) sue or make any compromise or settlement with respect to any of the Collateral; or (e) make an election with respect to the Collateral under §1111 of the U.S. Bankruptcy Code, or take any action under Section 364 or any other section of the U.S. Bankruptcy Code now existing or hereafter amended; provided, however, that any such action of Lender set forth in this Paragraph 6 shall not, in any manner whatsoever, impair or affect any liability hereunder, nor prejudice or waive nor be construed to impair, affect, prejudice or waive Lender’s rights and remedies at law, in equity or by statute, nor release or discharge, nor be construed to release or discharge, Borrower or any guarantor or other person, firm or corporation liable to Lender for the Obligations, whether now existing or hereafter created or arising, howsoever evidenced.

7.        None of the following shall affect the Obligations of Borrower to Lender under this Agreement or Lender’s rights with respect to the Collateral:

(i)	Acceptance or retention by Lender of other property or interests in property as security for the Obligations;

(ii)	Release of all or any part of the Collateral;

(iii)	Release, extension, renewal, modification or compromise of the liability of any guarantor of the Obligations; or

(iv)	Failure by Lender to resort to other security or pursue Borrower or any other obligor liable for any of the Obligations before resorting to the Collateral.

8.        The occurrence of an “Event of Default” under the Note shall constitute an Event of Default under this Agreement. Upon the occurrence of an Event of Default: (a) all Obligations may, at the option of Lender, and without demand, notice or legal process of any kind, be declared, and immediately shall become due and payable, and Lender may exercise, from time to time, any rights and remedies available to it under the Uniform Commercial Code and any other applicable law in addition to, and not in lieu of, any rights and remedies expressly granted in this Agreement or in any other agreements with Lender; (b) Lender shall have the right to notify the Account Debtors under Borrower’s Accounts of the security interest of Lender, and/or of the assignment to Lender of, the Accounts upon which respective Account Debtors are liable to Borrower, and to notify such Account Debtors to make payment of such Account or Accounts directly to Lender; (c) Lender shall have the

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

right to take control of the cash and other proceeds of any of Borrower’s Accounts; (d) Lender may, at any time, enforce collection of any of the Accounts by suit or otherwise, and surrender or release all or any part thereof, or compromise, extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced by such Account; (e) Borrower hereby irrevocably appoints any officer of Lender (designated by Lender for such purpose) its attorney-in-fact, in Borrower’s name, place and stead, and hereby authorizes said attorney-in-fact to execute change of address forms with the Postmaster of the U.S. Post Office serving the address(es) of Borrower, to change the address of Borrower to that of Lender, to open all envelopes addressed to Borrower and apply any payments therein contained to the Obligations, all of which the Lender may do at its option; (f) without notice, demand or legal process of any kind, Lender may take possession of any or all of the Collateral (in addition to Collateral of which it already has possession), wherever it may be found, and for that purpose may pursue the same wherever it may be found, and may enter into any of Borrower’s premises where any of the Collateral may be or be supposed to be, and search for, take possession of, remove, keep and store any of the Collateral until the same shall be sold or otherwise disposed of, and Lender shall have the right to store the same in any of Borrower’s premises without cost to Lender; (g) at Lender’s request, Borrower will, at Borrower’s expense, to the extent applicable assemble the Collateral and make it available to Lender at a place or places to be designated by Lender which is reasonably convenient to Lender and Borrower; and (h) without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon Borrower or any other person, Lender may forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give an option or options to purchase or sell or otherwise dispose of and deliver the Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sales, at any exchange or brokers board or at any of Lender’s offices or elsewhere at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk.

Lender shall have the right upon any public sale or sales, and, to the extent permitted by law, upon any private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption, which equity of redemption Borrower hereby releases.

Any notification of intended disposition of all or any of the Collateral required by law shall be deemed reasonably and properly given if given at least ten (10) days before such disposition.

Borrower agrees that in the event Borrower fails to perform, observe or discharge any of its Obligations or liabilities under this Agreement, no remedy of law will provide adequate relief to Lender, and further agrees that Lender shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

Borrower agrees to pay all expenses of collection, and all legal expenses and attorneys’ fees of every kind, paid or incurred by Lender in enforcing its rights and remedies hereunder, or in defending against any claim, cause of action, defense, counterclaim, setoff or crossclaim based on any act of commission or omission by Lender with respect to the Obligations or Collateral, or both, promptly on demand of Lender.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

The proceeds of any sale, disposition or other realization upon all or any part of the Collateral shall be applied as follows: first, to the reasonable costs, expenses and attorneys’ fees incurred by Lender for collection, acquisition, completion, protection, removal, storage, sale and delivery of the Collateral; second, to any accrued and unpaid interest; third, to unpaid principal; fourth, to any Obligations remaining unpaid; and fifth, upon payment in full of the Obligations, to Borrower or as a court of competent jurisdiction may direct. Borrower shall remain liable for any deficiency after such application.

9.        Borrower waives the benefit of any law that would otherwise restrict or limit Lender in the exercise of its right, which is hereby acknowledged, to appropriate at any time hereafter any indebtedness owing from Lender to Borrower and to set-off such amounts against the Obligations.

10.      BORROWER WAIVES EVERY DEFENSE, CAUSE OF ACTION, COUNTERCLAIM OR SETOFF WHICH BORROWER MAY NOW HAVE OR HEREAFTER MAY HAVE TO ANY ACTION BY LENDER IN ENFORCING THIS AGREEMENT OR THE COLLATERAL AND RATIFIES AND CONFIRMS WHATEVER LENDER MAY DO PURSUANT TO THE TERMS HEREOF AND WITH RESPECT TO THE COLLATERAL.

11.      Except as otherwise provided herein, Borrower waives all notices and demands in connection with the enforcement of Lender’s rights hereunder, and hereby consents to, and waives notice of the release with or without consideration of any Borrower hereunder or of any Collateral. Any failure of Lender to exercise any right available hereunder or otherwise shall not be construed as a waiver of the right to exercise the same or any other right at any other time.

12.      Lender may at any time assign the Obligations, or any part thereof, and transfer Lender’s rights in any or all of the Collateral, and Lender thereafter shall be relieved from all liability with respect to such Collateral. Borrower may not sell or assign this Agreement, or any other agreement with Lender or any portion thereof, either voluntarily or by operation of law.

13.      This Agreement has been made and delivered at the main office of Lender and shall be governed and construed in accordance with the laws of the State of Delaware. This Agreement shall be binding upon Borrower and its successors and assigns. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be severable and be ineffective to the extent of such prohibition or invalidity, without invalidating the remaining provisions of this Agreement.

14.      All references herein to Borrower shall be deemed to include any successor or successors, whether immediate or remote, to such corporation, partnership or limited liability company.

15.      Any notice or other communication to be given hereunder shall be given as provided in the Note.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

16.      This Agreement, the Collaboration Agreement and the Note contain the entire agreement between Borrower and Lender and the final expression of their intentions with respect to the subject matter hereto, and supersedes all negotiations, representations, warranties, commitments, offers, contracts (of any kind or nature, whether oral or written) to or contemporaneous with the execution hereof. No prior or contemporaneous representations, warranties, understandings, offers or agreements of any kind or nature, whether oral or written, have been made by Lender or Borrower or relied upon by Borrower or Lender in connection with the execution hereof.

17.      Neither this Agreement, nor any term hereof may be changed, discharged, terminated or waived, except by an instrument in writing, signed by the party against which enforcement of the change, discharge, termination or waiver is sought.

18.      Borrower represents and warrants to Lender that the execution and delivery of this Agreement has been duly authorized by resolutions heretofore adopted by its Board of Directors in accordance with law and its bylaws, that said resolutions have not been amended nor rescinded, are in full force and effect, that the officers executing and delivering this Agreement for and on behalf of Borrower, are duly authorized so to act. Lender, in executing this Agreement, is expressly relying upon the aforesaid representations and warranties.

19.      TO INDUCE LENDER TO EXTEND TO BORROWER THE LOAN EVIDENCED BY THE NOTE, BORROWER IRREVOCABLY AGREES THAT, SUBJECT TO LENDER’S SOLE AND ABSOLUTE ELECTION, ALL ACTIONS OR PROCEEDINGS IN ANY WAY ARISING OUT OF OR RELATED TO THE NOTE OR THIS AGREEMENT WILL BE LITIGATED IN COURTS HAVING SITUS IN Delaware. BORROWER HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY COURT LOCATED WITHIN Delaware, WAIVES PERSONAL SERVICE OF PROCESS UPON BORROWER, AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL DIRECTED TO BORROWER AT THE ADDRESS STATED ON THE SIGNATURE PAGE HEREOF AND SERVICE SO MADE WILL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT.

20.      BORROWER AND LENDER EACH WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THE NOTE OR THIS AGREEMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION WITH THE NOTE OR THIS AGREEMENT AND AGREES THAT ANY SUCH ACTION OR PROCEEDING WILL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. BORROWER AGREES THAT BORROWER WILL NOT ASSERT ANY CLAIM AGAINST LENDER ON ANY THEORY OF LIABILITY FOR SPECIAL, INDIRECT, CONSEQUENTIAL, INCIDENTAL OR PUNITIVE DAMAGES.

21.      Time is of the essence in making payments of all amounts due Lender under this Agreement and in the performance and observance by Borrower of each covenant, agreement, provision and/or term of this Agreement.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

22.      As used herein, all provisions shall include the masculine, feminine, neuter, singular and plural thereof, wherever the context and facts require such construction and in particular the word “Borrower” shall be so construed.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date above set forth.

HYPERION THERAPEUTICS, INC., a Delaware corporation

By:
Name:
Title:

Address: 601 Gateway Boulevard, Suite 200 South San Francisco, California 94080 UCYCLYD PHARMA, INC., a Maryland corporation

By:
Name:
Title:

Address: 7720 North Dobson Road Scottsdale, Arizona 85256

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

EXHIBIT 3

AMENDMENT TO CLINICAL SUPPLY AGREEMENT

This AMENDMENT TO CLINICAL SUPPLY AGREEMENT (“Amendment”) is entered into this 22nd day of March 2012 (the “Amendment Effective Date”), by and between UCYCLYD PHARMA, INC., a Maryland corporation, with its principal place of business at 7720 N. Dobson Road, Scottsdale, Arizona, 85256 (“Ucyclyd”) and HYPERION THERAPEUTICS, INC., a Delaware corporation, with its principal place of business at 601 Gateway Blvd., Suite 200, South San Francisco, CA 94080 (“Hyperion”). Ucyclyd and Hyperion are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

WHEREAS, the Parties are parties to that certain Clinical Supply Agreement, effective as of *** (the “Original Supply Agreement”); and

WHEREAS, the Parties desire to amend the Original Supply Agreement as set forth below.

NOW, THEREFORE, in consideration of the foregoing and the covenants and promises contained in this Amendment, Hyperion and Ucyclyd hereby agree as follows:

1.	The recitals of the Original Supply Agreement are hereby deleted and replaced with the following:

WHEREAS, the Parties have entered into that certain Amended and Restated Collaboration Agreement, dated as of March 22, 2012 (the “Agreement”); and

WHEREAS, Ucyclyd *** under this Supply Agreement solely for the purposes described herein and pursuant to the terms and conditions as set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the covenants and promises contained in this Supply Agreement, Hyperion and Ucyclyd hereby agree as follows:

2.	Section 1.2 of the Original Supply Agreement is hereby deleted and replaced with the following:

1.2        ***

3.	Section 4.3 of the Original Supply Agreement is hereby deleted and replaced with the following:

4.3        ***

4.	In Section 5.3 of the Original Supply Agreement, the reference to “Section 7.12” is hereby replaced by “Section 7.8”.

5.	Section 6.1 of the Original Supply Agreement is hereby deleted and replaced with the following:

6.1        ***

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

6.	Article 7 of the Original Supply Agreement is hereby deleted and replaced with the following:

ARTICLE 7

***

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to Supply Agreement to be executed as of the Amendment Effective Date by their respective duly authorized officers.

UCYCLYD PHARMA, INC.		HYPERION THERAPEUTICS, INC.

By:		By:
	Richard D. Peterson		Donald J. Santel
	Executive Vice President, Chief Financial Officer and Treasurer		President and Chief Executive Officer

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

EXHIBIT 4

BILL OF SALE

[DOCUMENT CONSISTING OF TWO (2) PAGES ATTACHED HERETO]

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

BILL OF SALE

This Bill of Sale is made as of the Marketed Products Closing Date, by Hyperion Therapeutics, Inc., a Delaware corporation (“Hyperion”) and Ucyclyd Pharma, Inc., a Maryland corporation (“Ucyclyd”). Capitalized terms used but not defined in this Bill of Sale shall have the meanings given to them in the Collaboration Agreement (as defined below).

RECITALS

WHEREAS, Hyperion and Ucyclyd have entered into that certain Amended and Restated Collaboration Agreement, dated as of March 22, 2012 (the “Collaboration Agreement”), which provides for the sale of certain assets of Ucyclyd to Hyperion, for consideration in the amount and on the terms and conditions set forth in the Collaboration Agreement.

WHEREAS, by this instrument Ucyclyd is vesting in Hyperion all right, title and interest in, to and under the Assets.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Ucyclyd hereby sells, assigns, transfers, conveys and delivers to Hyperion all right, title and interest in, to and under the Assets.

Nothing contained in this Bill of Sale is intended to provide any rights to Hyperion or Ucyclyd beyond those rights expressly provided to Hyperion and Ucyclyd in the Collaboration Agreement. Nothing contained in this Bill of Sale is intended to impose any obligations or liabilities on Hyperion or Ucyclyd beyond those obligations and liabilities expressly imposed on Hyperion or Ucyclyd in the Collaboration Agreement. Nothing contained in this Bill of Sale is intended to limit any of the rights or remedies available to Hyperion or Ucyclyd under the Collaboration Agreement.

Nothing contained in this Bill of Sale shall be deemed to alter or amend the terms and provisions of the Collaboration Agreement, and in the event of any conflict between the terms and provisions of this Bill of Sale and the Collaboration Agreement, the terms and provisions of the Collaboration Agreement shall be deemed to govern and be controlling.

Nothing contained in this Bill of Sale is intended to provide any right or remedy to any person or entity, other than Hyperion.

This Bill of Sale shall be construed in accordance with, and governed in all respects by, the internal laws of the State of Delaware (without giving effect to principles of conflicts of laws).

[Signature page follows]

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

IN WITNESS WHEREOF, Ucyclyd has caused this Bill of Sale to be executed and delivered as of the date first written above.

HYPERION THERAPEUTICS, INC.

By

Name

Title

UCYCLYD PHARMA, INC.

By

Name

Title

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

EXHIBIT 5

TECHNOLOGY ASSIGNMENT AGREEMENT

[DOCUMENT CONSISTING OF FOUR (4) PAGES ATTACHED HERETO]

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

TECHNOLOGY ASSIGNMENT AGREEMENT

THIS TECHNOLOGY ASSIGNMENT AGREEMENT (“Assignment”) is entered into as of the Marketed Products Closing Date by and between UCYCLYD PHARMA, INC., a Maryland corporation with its principal place of business at 7720 N. Dobson Road, Scottsdale, Arizona, 85256 (hereinafter referred to as “Ucyclyd”), and HYPERION THERAPEUTICS, INC., a Delaware corporation, with its principal place of business at 601 Gateway Blvd., Suite 200, South San Francisco, CA 94080 (hereinafter referred to as “Hyperion”). Ucyclyd and Hyperion are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, Ucyclyd and Hyperion are party to that certain Amended and Restated Collaboration Agreement, dated March 22, 2012 (“Agreement”); and

WHEREAS, Ucyclyd desires to transfer and assign to Hyperion the Marketed Products Technology (as defined in the Agreement).

NOW, THEREFORE, in consideration of the covenants, conditions, and undertakings hereinafter set forth, it is agreed by and among the Parties as follows:

1.         Interpretation. Capitalized terms used herein shall have the meaning ascribed to each of them below or within the body of this Assignment, or if not defined herein or therein, shall have the meaning ascribed to them in the Agreement.

2.         Assignment. For the good and valuable consideration of *** Dollars ($***), to it in hand paid by Hyperion, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Ucyclyd, Ucyclyd does hereby sell, assign, transfer and convey to Hyperion all of Ucyclyd’s right, title and interest in, to and under the Marketed Products Technology including the Marketed Products Patents set forth on Attachment 1, together with all past, present, or future claims arising out of any infringement thereof, and all rights to claim priority on the basis of the Marketed Products Technology which may hereafter be filed for these or the inventions covered thereby in any foreign country and all letters patent which may be granted on these or the inventions covered thereby in any foreign country, and all divisionals, continuations-in-part (if any), continuations thereof (if any), extensions, refiles, renewals, substitutions, reexaminations and reissues thereof, all such rights to be held and enjoyed by Hyperion, for its own use and benefit and for the use and benefit of its successors, assigns or other legal representatives as fully and entirely as the same would have been held and enjoyed by Ucyclyd if this Assignment had not been made.

3.         No Other Assignments. Hyperion does hereby assume all obligations with respect to the Marketed Products Technology including Marketed Products Patents on and following the Marketed Products Closing Date. Except for the foregoing, the rights specifically assigned herein and those obligations assumed under the Agreement, Hyperion does not assume hereunder any other liabilities or obligations of Ucyclyd. Nothing contained herein shall be construed to limit, modify, expand or amend the rights and obligations of Ucyclyd or Hyperion under the Agreement.

4.         Representation. Each of the Parties hereto hereby represents and warrants that it has full power and authority to enter into this Assignment.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

5.         Governing Law. This Assignment shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without giving effect to principles of conflict of law thereof.

6.         Waivers and Amendments. This Assignment may be amended, modified or supplemented, and any terms hereof may be waived, only by a written instrument executed by the Parties hereto.

7.         Counterparts. This Assignment may be executed in counterparts, each of which shall be deemed an original but all of which together shall be considered one and the same agreement. Execution hereof may also be made by facsimile transmission.

8.         Headings. The headings of the sections and the subsections of this Assignment are inserted for convenience of reference only and shall not constitute a part hereof.

9.         Miscellaneous. The Parties agree, on behalf of themselves and their successors and assigns, both before and after the Marketed Products Closing, to duly execute and deliver, or to cause to be executed and delivered, all such further documents, acts, transfers, assignments, novations, and conveyances, powers of attorney, and assurances, as the other party may reasonably request to prepare, execute and deliver such further instruments of conveyance, sale, assignment or transfer, and to take or cause to be taken such further action, as reasonably required in order to consummate the transactions contemplated herein.

10.         Entire Agreement. Each Party acknowledges that this Assignment and the Agreement constitute the entire agreement of the parties with respect to the subject matter of this Assignment. This Amendment is intended only to affect the assignment of certain assets in accordance with the Agreement and shall be governed entirely in accordance with the terms and conditions of the Agreement. In the event of any conflict or ambiguity between the terms hereof and the terms of the Agreement, the terms of the Agreement shall govern and be controlling.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

IN TESTIMONY WHEREOF, each party has executed this Assignment by its proper officers thereunto duly authorized.

UCYCLYD PHARMA, INC.

Name:

Title:

Date:

State of	)
) ss.
County of	)

On this          day of                                 , 20     before me personally appeared the foregoing individual, who executed the foregoing instrument and who acknowledged to me that he/she executed the same of his/her own free will for the purposes therein set forth.

Notary Public,

(seal)	County, State of
My Commission Expires:

HYPERION THERAPEUTICS, INC.

Name:

Title:

Date:

State of	)
) ss.
County of	)

On this          day of                                 , 20     before me personally appeared the foregoing individual, who executed the foregoing instrument and who acknowledged to me that he/she executed the same of his/her own free will for the purposes therein set forth.

Notary Public,

(seal)	County, State of
My Commission Expires:

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

ATTACHMENT 1

MARKETED PRODUCTS PATENTS

[TO BE DEVELOPED AT CLOSING]

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

EXHIBIT 6

ASSIGNMENT AND ASSUMPTION AGREEMENT

[DOCUMENT CONSISTING OF FOUR (4) PAGES ATTACHED HERETO]

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

ASSIGNMENT AND ASSUMPTION AGREEMENT

This ASSIGNMENT AND ASSUMPTION AGREEMENT (“Assignment”) is made and entered into as of the Marketed Products Closing Date by and between UCYCLYD PHARMA, INC., a Maryland corporation with its principal place of business at 7720 N. Dobson Road, Scottsdale, Arizona, 85256 (hereinafter referred to as “Assignor”) and HYPERION THERAPEUTICS, INC., a Delaware corporation, with its principal place of business at 601 Gateway Blvd., Suite 200, South San Francisco, CA 94080 (hereinafter referred to as “Assignee”).

RECITALS

WHEREAS, Assignor and Assignee are parties to that certain Amended and Restated Collaboration Agreement, dated March 22, 2012 (“Agreement”); and

WHEREAS, pursuant to and as defined in the Agreement, upon the Marketed Products Closing Date, Assignor desires to assign, transfer, convey and deliver to Assignee, and Assignee desires to assume from Assignor, the agreements set forth as Attachment 1 to this Assignment (“Assigned Agreements”).

NOW, THEREFORE, in consideration of the foregoing premises, the covenants and agreements contained herein, and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.        Interpretation. Capitalized terms used herein shall have the meaning ascribed to each of them below or within the body of this Assignment, or if not defined herein or therein, shall have the meaning ascribed to them in the Agreement.

2.        Assignment of Assumed Agreements. Assignor hereby assigns, transfers and sets over to Assignee all of its rights, title, interest and benefits in, to and under the Assigned Agreements from and after the date hereof.

3.        Assumption of Assigned Agreements. Assignee hereby assumes and agrees with Assignor to discharge when due all obligations and liabilities of Assignor to be paid or performed solely after the date hereof which accrue under the Assigned Agreements from and after the date hereof.

4.        No Other Liabilities or Obligations Assumed. Except for the liabilities and obligations specifically assumed herein or in the Agreement, Assignee does not assume hereunder any other liabilities or obligations of Assignor. Nothing contained herein shall be construed to limit, modify, expand or amend the rights and obligations of Assignor or Assignee under the Agreement.

5.        Representation. Each of the parties hereto hereby represents and warrants that it has full power and authority to enter into this Assignment.

6.        Governing Law. This Assignment shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without giving effect to principles of conflict of law thereof.

7.        Waivers and Amendments. This Assignment may be amended, modified or supplemented, and any terms hereof may be waived, only by a written instrument executed by the parties hereto.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

8.          Counterparts. This Assignment may be executed in counterparts, each of which shall be deemed an original but all of which together shall be considered one and the same agreement. Execution hereof may also be made by facsimile transmission.

9.          Successors and Assigns. This Assignment shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns.

10.        Headings. The headings of the sections and the subsections of this Assignment are inserted for convenience of reference only and shall not constitute a part hereof.

11.        Consents. To the extent that the assignment of any right or agreement to Assignee hereunder requires the consent of any other party and such consent is not obtained, this Assignment shall not constitute or be deemed an assignment thereof if an attempted assignment thereof without such consent would constitute a breach thereof or create in any party a right to cancel, terminate or accelerate any provisions of such agreement. In such case, Assignor will cooperate with Assignee in any reasonable arrangement requested by Assignee to enable performance of such right or agreement and to provide to Assignee the benefit of Assignor’s rights under such rights or agreement and Assignee will undertake to satisfy or perform any corresponding liabilities for the enjoyment of such benefits to the extent Assignee would have been responsible therefor hereunder if such consent or approval had been obtained.

12.        Recitals. The recitals set forth above are incorporated into and made part of this Assignment.

13.        Miscellaneous. The parties agree, on behalf of themselves and their successors and assigns, both before and after the Marketed Products Closing, to duly execute and deliver, or to cause to be executed and delivered, all such further documents, acts, transfers, assignments, novations, and conveyances, powers of attorney, and assurances, as the other party may reasonably request to prepare, execute and deliver such further instruments of conveyance, sale, assignment or transfer, and to take or cause to be taken such further action, as reasonably required in order to consummate the transactions contemplated herein.

14.        Entire Agreement. Each party acknowledges that this Assignment constitutes the entire agreement of the parties with respect to the subject matter of this Assignment.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

IN WITNESS WHEREOF, the undersigned have caused this Assignment to be duly executed as of the date first above written.

ASSIGNOR: UCYCLYD PHARMA, INC., a Maryland corporation,

By:
Name Title:

ASSIGNEE: HYPERION THERAPEUTICS, INC. a Delaware corporation,

By:
Name Title:

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

ATTACHMENT 1

ASSIGNED AGREEMENTS

[TO BE PREPARED PRIOR TO CLOSING

SHOULD BE DUPLICATE OF SCHEDULE 1.16 AND SCHEDULE 1.43 (EXCEPT IN THE CASE

OF SCHEDULE 1.43, ANY SUCH AGREEMENTS TO WHICH *** AND/OR *** IS A PARTY)]

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

EXHIBIT 7

PRESS RELEASE

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

HYPERION THERAPEUTICS ACQUIRES RAVICTI™ (GLYCEROL PHENYLBUTYRATE) FROM UCYCLYD PHARMA, INC.

- NDA for Adjunctive Therapy in the Chronic Management of Urea Cycle Disorders (UCD) in Patients ≥ 6 Years of Age Currently Under Review by FDA -

SOUTH SAN FRANCISCO, California, March 22, 2012 - Hyperion Therapeutics, Inc. today announced that it has acquired worldwide rights to the investigational drug Ravicti™ (glycerol phenylbutyrate) from Ucyclyd Pharma, Inc., a wholly owned subsidiary of Medicis Pharmaceutical Corporation (NYSE: MRX). Terms of the deal were not disclosed. In connection with the acquisition announced today, Hyperion also entered into an amended and restated collaboration agreement with Ucyclyd pursuant to which Hyperion retains an option to acquire, in the first half of 2013 for a pre-negotiated price, worldwide rights for BUPHENYL® and, subject to certain conditions, AMMONUL®.

Under terms of a previous collaboration agreement with Ucyclyd Pharma, Hyperion has been developing Ravicti for two orphan diseases: urea cycle disorders and episodic hepatic encephalopathy. A New Drug Application (NDA) for the use of Ravicti as adjunctive therapy for the chronic management of urea cycle disorders in patients six years of age and older was recently accepted for filing by the FDA and is currently under review. The FDA action date under the Prescription Drug User Fee Act (PDUFA) is October 23, 2012. Hyperion has completed enrollment in a phase II study in patients with cirrhosis and episodic hepatic encephalopathy. Results from that study are expected to be available late in the second quarter of this year.

Ravicti™ (Glycerol Phenylbutyrate) UCD Development Program

The Ravicti NDA includes results from a single Phase III study which included a long term safety extension and two Phase II supporting studies. The Phase III multi-center, randomized, double-blind, placebo-controlled, cross-over study evaluated the non-inferiority of Ravicti as compared to sodium phenylbutyrate (BUPHENYL®) in controlling blood ammonia in adults aged 18 years and above with UCD. The study was conducted in accordance with a Special Protocol Assessment (SPA) with the FDA.

About Ravicti

Ravicti™ (glycerol phenylbutyrate), an investigational drug formerly known as HPN-100, is a pre-pro-drug of phenylacetic acid, the active moiety of BUPHENYL®, the only branded therapy currently FDA-approved as adjunctive therapy for the chronic management of patients with urea cycle disorders due to deficiencies in carbamylphosphate synthetase (CPS), ornithine transcarbamylase (OTC), and argininosuccinic acid synthetase (AS). Ravicti holds orphan product designations in the US and Europe for the maintenance treatment of patients with urea cycle disorders and in the US for the intermittent or chronic treatment of patients with cirrhosis and any grade of hepatic encephalopathy.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

About Urea Cycle Disorders

Urea cycle disorders are inherited, inborn errors of metabolism present in an estimated 1 in 10,000 births in the United States. Patients with urea cycle disorders are deficient in one of the key enzymes that comprise the urea cycle, the body’s primary vehicle for removing ammonia, a potent neurotoxin, from the bloodstream. Onset may occur at any age depending on the severity of the disorder. If left untreated, urea cycle disorders can cause dangerously heightened levels of ammonia in the bloodstream (hyperammonemia) resulting in brain damage, coma, and/or death.

About Hepatic Encephalopathy

Hepatic encephalopathy (HE) is a serious but potentially reversible neurological disorder that can occur in patients with cirrhosis of any etiology or acute liver failure. HE comprises a spectrum of neurological signs and symptoms ranging from mild (e.g. minimal disorientation) to severe (e.g. coma, death) and is believed to occur when the brain is exposed to gut-derived toxins such as ammonia that are normally removed from the blood by a healthy liver. Based on the current epidemiological literature, Hyperion estimates that there are approximately one million1,2 patients in the US with cirrhosis, of whom approximately 140,000 have overt HE.

About Hyperion Therapeutics

Hyperion Therapeutics is a biopharmaceutical company focused on the development and commercialization of novel therapeutics to treat disorders in the areas of orphan diseases and hepatology. Hyperion is developing Ravicti™ (glycerol phenylbutyrate) for two orphan indications: urea cycle disorders (UCD) and hepatic encephalopathy. Hyperion is headquartered in South San Francisco, CA.

BUPHENYL® is a registered trademark of Ucyclyd Pharma, Inc.

AMMONUL® is a registered trademark of Ucyclyd Pharma, Inc.

Ravicti™ is a trademark of Hyperion Therapeutics, Inc.

Full Prescribing Information for BUPHENYL® is available at www.Buphenyl.com or by contacting Ucyclyd Pharma, Inc.

Full Prescribing Information for AMMONUL® is available at www.Ammonul.com or by contacting Ucyclyd Pharma, Inc.

1 Bell BP, Manos MM, Zaman A, et al. The epidemiology of newly diagnosed chronic liver disease in gastroenterology practices in the United States: results from population-based surveillance. Am J Gastroenterol 2008; 103:2727-2735.

2 Dufour MC. Chronic liver disease and cirrhosis. In digestive diseases in the United States: epidemiology and impact. JE Everhart, Editor, 1994; NIH publication No. 94-1447:615-646.

Press contact:

Christine Nash

Hyperion Therapeutics, Inc.

650-745-7844

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.